As filed with the Securities and Exchange Commission on January 13, 2000

                                               1933 Act File No. 2-38309
                                               1940 Act File No. 811-2107

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [ X ]

           Pre-Effective Amendment No.        1                       [ X ]
                                             ---
           Post-Effective Amendment No.                               [   ]


                        (Check appropriate box or boxes.)

                      FIRST INVESTORS FUND FOR INCOME, INC.
               (Exact name of Registrant as Specified in Charter)


                                 95 Wall Street
                            New York, New York 10005
               (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 858-8000

                               Ms. Concetta Durso
                          Secretary and Vice President
                      First Investors Fund For Income, Inc.
                                 95 Wall Street
                            New York, New York 10005
                     (Name and Address of Agent for Service)

                                    Copy to:
                              Robert J. Zutz, Esq.
                           Kirkpatrick & Lockhart LLP
                          1800 Massachusetts Avenue, NW
                             Washington, D.C. 20036



   Approximate Date of Proposed Public Offering: as soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

No filing fee is required because of reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a) UNDER THE SECURITIES ACT OF 1933, AS AMENDED, MAY DETERMINE.

                      FIRST INVESTORS FUND FOR INCOME, INC.

                       CONTENTS OF REGISTRATION STATEMENT


This registration document is comprised of the following:

           Cover Sheet

           Contents of Registration Statement

           Cross Reference Sheets

           Letter to Shareholders

           Notice of Special Meeting

           Form of Proxy

           Part A - Prospectus/Proxy Statement

           Part B -- Statement of Additional Information

           Part C - Other Information

           Signature Page

           Exhibits

                      FIRST INVESTORS FUND FOR INCOME, INC.

                         FORM N-14 CROSS REFERENCE SHEET


Part A Item No.                              Prospectus/Proxy
and Caption                                  Statement Caption
-----------                                  -----------------

1.   Beginning of Registration               Cover Page
     Statement and Outside Front
     Cover Page of Prospectus

2.   Beginning and Outside Back Cover        Table of Contents
     Page of Prospectus

3.   Synopsis Information and Risk           Synopsis; Principal Risks
     Factors

4.   Information About the Transaction       Synopsis; Plan of Reorganization

5.   Information About the Registrant        Synopsis; Principal  Risks; Plan of
                                             Reorganization;  Information  About
                                             the Funds

6.   Information About the Company           Synopsis; Principal Risks;  Plan of
     Being Acquired                          Reorganization;  Information  About
                                             the Funds

7.   Voting Information                      Voting Information

8.   Interest of Certain Persons and         Not Applicable
     Experts

9.   Additional Information Required         Not Applicable
     for Re-offering by Persons
     Deemed to be Underwriters

Part B Item No.                              Statement of Additional
and Caption                                  Information Caption
-----------                                  -------------------

10.  Cover Page                              Cover Page

11.  Table of Contents                       Table of Contents

12.  Additional Information About the        Investment  Strategies  and  Risks;
     Registrant                              Investment   Policies;   Investment
                                             Restrictions;           Management;
                                             Underwriter;  General   Information

13.  Additional Information About the        Investment  Strategies  and  Risks;
     Company Being Acquired                  Investment   Policies;   Investment
                                             Restrictions;           Management;
                                             Underwriter;  General   Information

  14. Financial Statements                   Financial Statements

      Part C
      ------

      Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                                                January 14, 2000


Dear First Investors High Yield Fund, Inc. Shareholder:

      After careful consideration, the Board of Directors of the First Investors High Yield Fund, Inc. ("High Yield Fund") approved a plan to reorganize the High Yield Fund into the First Investors Fund For Income, Inc. ("Fund For Income"). The reorganization is subject to the approval of the High Yield Fund's shareholders. A shareholders' meeting has been scheduled for February 25, 2000 at which High Yield Fund shareholders of record on January 7, 2000 will be eligible to vote either in person or by proxy. Enclosed you will find a notice of the meeting, a proxy card, a proxy statement, a Fund For Income prospectus and a postage-paid return envelope for your use.

      YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO APPROVE THE REORGANIZATION. NO MATTER HOW LARGE OR SMALL YOUR INVESTMENT, YOUR VOTE IS IMPORTANT, SO PLEASE REVIEW THE PROXY STATEMENT CAREFULLY. TO CAST YOUR VOTE, SIMPLY MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE POSTAGE-PAID ENVELOPE TODAY. IF YOU OWN YOUR SHARES JOINTLY, BOTH OWNERS MUST SIGN THE CARD. REMEMBER, IT CAN BE EXPENSIVE FOR THE FUND - AND ULTIMATELY FOR YOU AS A SHAREHOLDER - TO REMAIL PROXIES IF NOT ENOUGH RESPONSES ARE RECEIVED TO CONDUCT THE MEETING.

      While we encourage you to read the enclosed materials carefully, we will attempt to address some possible questions in this letter.

      WHAT IS THE FUND FOR INCOME? The Fund For Income is a fund which is substantially similar to the High Yield Fund. It is advised by the same investment adviser, has the same investment objectives, and follows similar investment policies and strategies as the High Yield Fund. However, the Fund For Income is a larger and older fund and has had slightly better performance.

      WHAT IS THE EFFECT ON FUND EXPENSES? High Yield Fund shareholders should benefit from a reduction in fund expenses following the reorganization. The Board determined that the reorganization would be in the best interests of the Funds and their shareholders based upon, among other factors, the likelihood that it would reduce expense ratios for all shareholders over the long term.

      WILL THERE BE ANY TAX CONSEQUENCES? The reorganization will be done on a tax free basis to both the Funds and the shareholders. You will receive Fund For

January 14, 2000
Page 2

Income shares that have exactly the same total value as your High Yield Fund shares without owing any taxes as the result of the reorganization.

      If you have any questions about the proposal, please feel free to contact your registered representative, or call us at 1-800-423-4026.

      As always, we appreciate your confidence and look forward to serving you for many years to come.


                                          Sincerely,



                                          /s/ Glenn O. Head
                                          -----------------
                                          Glenn O. Head
                                          President

Enclosures

                      FIRST INVESTORS HIGH YIELD FUND, INC.

                    95 Wall Street, New York, New York 10005
                                  212-858-8000

                                   -----------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                   -----------

To the Shareholders:

      NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the First Investors High Yield Fund, Inc. ("High Yield Fund") will be held on February 25, 2000, at 10:00 a.m., Eastern time, at the offices of High Yield Fund, 95 Wall Street, New York, New York 10005 (the "Meeting"), and at any adjournment of the Meeting, if the Meeting is adjourned for any reason. The Meeting will be held for the purpose of considering and voting on the following matters:

      (1) To approve an Agreement and Plan of Reorganization and Termination under which the First Investors Fund For Income, Inc. ("Fund For Income") would acquire all of the assets of High Yield Fund in exchange solely for shares of Fund For Income and the assumption by Fund For Income of all of High Yield Fund's liabilities, followed by the distribution of those shares to the shareholders of High Yield Fund and the termination of High Yield Fund, all as described in the accompanying Prospectus/Proxy Statement; and

      (2) To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

      Shareholders of record at the close of business on January 7, 2000 are entitled to notice of and to vote at the Meeting.

                                    By Order of the Board of Directors,

                                    CONCETTA DURSO
                                    Secretary

New York, New York
January 14, 2000

WHETHER OR NOT YOU ARE ABLE TO ATTEND THE MEETING, PLEASE MARK, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE HIGH YIELD FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                           VOTE THIS PROXY CARD TODAY!
                   YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                      THE EXPENSE OF FURTHER SOLICITATIONS

                               RETURN THE PROXY TO
                                PROXY DEPARTMENT
                      ADMINISTRATIVE DATA MANAGEMENT CORP.
                                 581 MAIN STREET
                        WOODBRIDGE, NEW JERSEY 07095-1198

                                      PROXY

                      FIRST INVESTORS HIGH YIELD FUND, INC.










Please detach before mailing
- - - - - - - - - - - -- - -- - - - - - - - - - - - - - - - - - - - - - - - - -
                      FIRST INVESTORS HIGH YIELD FUND, INC.
               Special Meeting of Shareholders, February 25, 2000
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoint(s) as proxies Concetta Durso and Tammie Lee each with power of substitution and hereby authorize(s) each of them to represent and to vote all the shares shown below, held of record by the undersigned on January 7, 2000, at the Special Meeting of Shareholders of the First Investors High Yield Fund, Inc., to be held on February 25, 2000, or any adjournment thereof, with discretionary power to vote upon such other business as may properly come before the meeting.

      The undersigned hereby acknowledge(s) receipt of the Proxy Statement prepared on behalf of the Board of Directors. Please date and sign this proxy and return it in the enclosed postage-paid envelop. Your Board of Directors recommends that you vote FOR the proposal in the Proxy Statement. Please indicate your vote by an "X" in the appropriate box below. IF YOU SIMPLY SIGN THIS PROXY WITHOUT MARKING ANY BOX, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE FOR THE PROPOSAL.

1. To approve an Agreement and Plan of Reorganization and Termination between First Investors High Yield Fund, Inc. ("High Yield Fund") and First Investors Fund For Income, Inc. ("Fund For Income") and the transactions contemplated thereby, including (a) the transfer of substantially all of the assets of High Yield Fund to Fund For Income in exchange for Class A and Class B shares of Fund For Income, (b) the pro rata distribution of such shares to the corresponding Class A and Class B shareholders of High Yield Fund and (c) the dissolution of High Yield Fund.

            FOR  [   ]          AGAINST  [   ]              ABSTAIN   [   ]



                        --------------------------------------------------------
                        Signature                               Date



                        --------------------------------------------------------
                        Additional Signature if held jointly    Date

                      FIRST INVESTORS FUND FOR INCOME, INC.
                                 95 WALL STREET
                            NEW YORK, NEW YORK 10005
                                 1-800-423-4026


                           PROSPECTUS/PROXY STATEMENT
                                JANUARY 14, 2000



        This Prospectus/Proxy Statement ("Prospectus/Proxy") is being furnished to shareholders of the First Investors High Yield Fund, Inc. ("High Yield Fund") in connection with the solicitation of proxies by its Board of Directors ("Board") for use at a special meeting of its shareholders ("Meeting") to be held at the office of High Yield Fund, 95 Wall Street, New York, New York on February 25, 2000, at 10:00 a.m., Eastern time, and at any adjournment of the Meeting, if the Meeting is adjourned for any reason.

        As more fully described in this Prospectus/Proxy, the primary purpose of the Meeting is to consider a proposed reorganization (the "Reorganization") involving High Yield Fund and First Investors Fund For Income, Inc. ("Fund For Income") (each a "Fund" and together the "Funds") and vote on an Agreement and Plan of Reorganization and Termination by and between High Yield Fund and Fund For Income (the "Agreement"). Pursuant to the Agreement, Fund For Income would acquire all of the assets of High Yield Fund in exchange for shares of Fund For Income and the assumption by Fund For Income of all of the liabilities of High Yield Fund. Those shares of Fund For Income would then be distributed to the shareholders of High Yield Fund, so that each shareholder of High Yield Fund would receive a number of full and fractional shares of Fund For Income having an aggregate value that, on the effective date of the Reorganization, is equal to the aggregate net asset value of the shareholder's shares of High Yield Fund. As soon as practicable following the distribution of shares, High Yield Fund will be terminated.

        Like High Yield Fund, Fund For Income is an open-end diversified management investment company. Also like High Yield Fund, the investment objective of Fund For Income is to primarily seek high current income and secondarily to seek capital appreciation.

        This   Prospectus/Proxy  sets  forth  concisely  information  about  the
Reorganization, the Agreement and the Funds, and it should be retained for future reference. A Statement of Additional Information ("SAI"), dated January 14, 2000, relating to Fund For Income and High Yield Fund has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. The Shareholder Manual relating to the Funds provides more detailed information about the purchase, redemption and sale of Fund shares.

        You can get free copies of reports, the SAI and the Shareholder Manual, request other information and discuss your questions about the Funds by contacting the Funds at:

Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198
Telephone:  1-800-423-4026

        You can review and copy Fund documents (including proxy materials, reports, Shareholder Manuals and SAIs) at the Public Reference Room of the SEC in Washington, D.C. You can also obtain copies of Fund documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or (ii) by electronic request at publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling (202) 942-8090. Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet website at http://www.sec.gov.

        THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND FOR INCOME SHARES OR DETERMINED WHETHER THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                      TABLE OF CONTENTS


                                                                            PAGE

I.      Synopsis...............................................................4


II.     Principal Risks........................................................4


III.    Plan of Reorganization.................................................5


IV.     Voting Information.....................................................9


V.      Information About the Funds...........................................11


VI.     Other Information.....................................................24


VII.    Financial Highlights..................................................26


Appendix A: Agreement and Plan of Reorganization and Termination.............A-1


Appendix B: Narrative review of Fund For Income's performance
          (as of September 30, 1999).........................................B-1

I.   SYNOPSIS

     Pursuant to the Agreement, Fund For Income will acquire the assets of High Yield Fund in exchange for shares in Fund For Income and the assumption by Fund For Income of High Yield Fund's liabilities. High Yield Fund will distribute the shares of Fund For Income to its shareholders, and High Yield Fund will be liquidated. Shareholders of High Yield Fund Class A and Class B shares will receive corresponding Class A and Class B shares of Fund For Income.

     The Reorganization is designed to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended ("Code"). This means that (1) neither High Yield Fund nor its shareholders will recognize gain or loss with respect to the Reorganization, and (2) Fund For Income and shareholders of High Yield Fund, respectively, will have carryover basis and holding periods with respect to the assets and shares, respectively, that each will receive pursuant to the Reorganization.

     High Yield Fund and Fund For Income are substantially similar. They share a common Board of Directors, have the same investment adviser, same underwriter, same transfer agent, same classes of shares, same sales charge structures, and same investment objectives. Each Fund invests primarily in high yield, below-investment grade corporate bonds (commonly referred to as "high yield bonds" or "junk bonds"). At the present time, the two Funds generally follow similar investment management styles. The Funds also have identical procedures with respect to distribution, purchase and redemption of shares, and exchange rights.

     Each Fund's investment objective is to seek primarily high current income and secondarily capital appreciation. Each Fund diversifies its investments among bonds of many different companies and industries. While each Fund invests primarily in domestic companies, each Fund may invest in securities of issuers domiciled in foreign countries. Although both Funds may invest in common stocks and emerging market debt, only High Yield Fund currently pursues a strategy of investing in common stocks and emerging market debt.

II.  PRINCIPAL RISKS

     The principal risks of investing in the Fund For Income and High Yield Fund are substantially the same. First, the value of each Fund's shares could decline as a result of a deterioration of the financial condition of an issuer of bonds owned by the Fund or as a result of a default by the issuer. This is known as credit risk. High yield bonds carry higher credit risks than investment grade bonds because the companies that issue them are not as strong financially as companies with investment grade credit ratings. High yield bonds issued by foreign companies are subject to additional risks including political instability, government regulation and differences in financial reporting standards. Second, the value of each Fund's shares could decline if the entire high yield bond market were to decline, even if none of the Fund's bond holdings were at risk of a default. The high yield market can experience sharp declines at times as the result of a deterioration in the overall economy, declines in the stock market, a change of investor tolerance for risk, or other factors. Third, high yield bonds tend to be less liquid than other bonds, which means that they are more difficult to sell. Fourth, while high yield bonds are generally less interest rate sensitive than higher quality bonds, their values generally will decline when interest rates rise. Fluctuations in the prices of high yield bonds can be substantial. Accordingly, the value of your investment in a Fund will go up and down, which means that you could lose money.

     Because the High Yield Fund pursues a strategy of investing a small percentage of its assets in common stocks and emerging market debt, its shares may be more volatile and its yield may be less than that of other high yield bond funds, such as Fund For Income, which do not invest in common stocks and emerging market debt. While Fund For Income has the ability to invest in common stocks and emerging market debt, it currently does not invest significantly in these types of securities and does not currently intend to make significant investments in such securities following the Reorganization.

III. PLAN OF REORGANIZATION

     Pursuant to the Agreement, Fund For Income will acquire the assets of High Yield Fund in exchange for shares of beneficial interest in Fund For Income and the assumption by Fund For Income of High Yield Fund's liabilities. High Yield Fund will distribute the shares of Fund For Income to its shareholders, and High Yield Fund will be liquidated. The exchange of High Yield Fund assets for Fund For Income shares will be at their respective net asset values, determined in the manner used by each Fund to value its assets and its share price. Thus, each High Yield Fund shareholder will receive PRO RATA the number of full and fractional Fund For Income shares having an aggregate value equal to the value of his or her High Yield Fund shares.

     As a condition of the Reorganization, the Funds will receive an opinion of its counsel, Kirkpatrick & Lockhart LLP, to the effect that the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1)(C) of the Code. This means that (1) no gain or loss will be recognized to either Fund on the transfer of High Yield Fund's assets to the Fund For Income, (2) Fund For Income's basis and holding period for those assets will be the same as High Yield Fund's basis and holding period immediately prior to the reorganization, (3) no gain or loss will be recognized to High Yield Fund shareholders on their receipt of Fund For Income shares, and (4) High Yield Fund shareholders' basis and holding periods for Fund For Income shares will be the same as the basis for their High Yield Fund shares immediately prior to the reorganization.

     Shareholders of the Funds should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers about state and local tax consequences, if any, of the Reorganization.

     The Reorganization will occur as of the close of business on March 14, 2000, or at a later date when the conditions to the closing are satisfied ("Closing Date").

     The assets of High Yield Fund to be acquired by Fund For Income include all cash, cash equivalents, securities, receivables, claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on High Yield Fund's books and all other property owned by High Yield Fund. Fund For Income will assume from High Yield Fund all liabilities, debts, obligations and duties of High Yield Fund of whatever kind or nature; provided, however, that High Yield Fund will use its best efforts to discharge all of its known debts, liabilities, obligations and duties before the Closing Date. Fund For Income will deliver its shares to High Yield Fund, which will distribute the shares to High Yield Fund's shareholders. The shares will be distributed by opening accounts on the books of Fund For Income in the names of High Yield Fund shareholders and by transferring to those accounts the shares previously credited to the account of High Yield Fund on those books. Fractional shares in Fund For Income will be rounded to the third decimal place.

     The value of High Yield Fund's net assets to be acquired by Fund For Income and the net asset value ("NAV") per share of the shares of Fund For Income to be exchanged for those assets will be determined as of the close of regular trading on the New York Stock Exchange on the Closing Date ("Valuation Time"), using the valuation procedures described in each Fund's then-current Prospectus and Statement of Additional Information. High Yield Fund's net value shall be the value of its assets to be acquired by Fund For Income, less the amount of High Yield Fund's liabilities, as of the Valuation Time.

     Each Fund offers two classes of shares, designated Class A and Class B shares. Class A shares are sold at the public offering price, which includes a front-end sales load. Class B shares are sold at NAV, without any initial sales load, but are subject to a contingent deferred sales charge ("CDSC") if they are redeemed within certain designated time periods. Each class of shares of Fund For Income is identical to the corresponding class of shares of High Yield Fund. This means that Class A shareholders of each Fund have identical rights and Class B shareholders of each Fund have identical rights. Shareholders of High Yield Fund Class A and Class B shares will receive corresponding Class A and Class B shares of Fund For Income.

     As indicated above, the investment objectives and policies of the two Funds are substantially similar. Based on its review of the investment portfolios of each Fund, the Funds' investment adviser believes that all of the assets held by High Yield Fund will be consistent with the investment policies of Fund For Income and thus can be transferred to and held by Fund For Income if the proposed Reorganization is approved. However, it is the current intention of the portfolio manager of the High Yield Fund to sell a substantial portion of the common stock and emerging market debt securities held by the High Yield Fund prior to the Reorganization. The intention of the High Yield Fund to dispose of assets prior to the Reorganization could result in selling securities at a disadvantageous time and could result in High Yield Fund's realizing losses that would not otherwise have been realized. It could also result in the recognition of gains that would not otherwise have been realized by the High Yield Fund, the net proceeds of which would be included in a distribution to High Yield Fund shareholders prior to the Reorganization.

     On or before the Closing Date, High Yield Fund will declare as a distribution substantially all of its net investment income and realized net capital gain, if any, and distribute that amount plus any previously declared but unpaid dividends, in order to continue to maintain its tax status as a regulated investment company.

     High Yield Fund and Fund For Income have each agreed to share Reorganization expenses, in proportion to the total net assets of each Fund because, in the opinion of their Board of Directors, the reasonable expectation of the cost savings and added efficiency to a unified fund will in the long term accrue as a benefit to the shareholders of both Funds. All such expenses to be assumed by the Funds are customary and appropriate to the transaction in question, and it is anticipated that these fees shall be reasonable in amount and not out of the ordinary. Such expenses include the fees and disbursements of attorneys, printing, proxy solicitation, registration fees, any state stock transfer stamps and taxes required in connection with the transfer of portfolio securities from High Yield Fund to Fund For Income, and the transfer of shares of Fund For Income to High Yield Fund, and the expenses of liquidation.

     At a meeting of the Board of the Funds held on October 21, 1999, the Board, including its directors who are not "interested persons" as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Directors"), considered the merits of the proposed Reorganization and voted to approve the Agreement (which is substantially summarized herein), and the distribution to High Yield Fund shareholders of this Prospectus/Proxy seeking approval of the Reorganization. (This summary of the Agreement, and any other discussion of the Agreement contained herein, is subject to the terms and conditions of the actual Agreement, attached hereto as Appendix A.) The Board, including the Independent Directors, found the proposed Reorganization to be in the best interests of each respective Fund's shareholders and determined that the combination of the assets of High Yield Fund and Fund For Income would best serve the shareholders of both Funds. The combination should result in a reduction of certain expenses, lower overall expense ratios and, thus, a reduction in the per share expenses applicable to shareholders, including those of High Yield Fund.

     The Board of Directors of High Yield Fund has scheduled a Special Meeting of its shareholders which will be held at the office of High Yield Fund, 95 Wall Street, New York, New York on February 25, 2000 at 10:00 a.m., Eastern time, or any adjournment thereof, to consider and approve or disapprove the Agreement.

     In approving the Agreement, the Board of Directors of the Funds considered, among other factors, the objectives and policies of each Fund, the assets and liabilities of each Fund, the operations of the business and management of the two Funds, the prospects of each Fund individually and combined, and the fairness to the respective shareholders of each Fund as a result of the exchange of shares being done on a net asset value basis. The Board of Directors has determined that participation in the transaction is in the best interests of the Funds and the interests of existing shareholders of the Funds will not be diluted as a result of the transaction. In connection with their approval of the proposed Reorganization, and in making the necessary determination prior to such approval, the Board of Directors of the Funds reviewed all pertinent information and discussed all relevant issues. In approving the proposed Reorganization, the Board of Directors of the Funds specifically considered the following factors:

     A.   Commonality of Investment Objectives and Policies
          -------------------------------------------------

     The Funds have identical investment objectives and substantially similar management styles. Both Funds seek high current income and secondarily capital appreciation. Both Funds seek to achieve their respective investment objectives by primarily investing in a diversified portfolio of high yield, below investment grade corporate bonds. In selecting investments, both Funds attempt to invest in bonds that have stable to improving credit quality and potential for capital appreciation because of a credit rating upgrade or an improvement in the outlook for a particular company, industry or the economy as a whole.

     B.   Greater Portfolio Diversification
          ---------------------------------

     The Reorganization should result in a combined Fund holding a slightly larger number of individual portfolio investments. This should result in somewhat greater diversification and potentially better investment performance over a broader range of market conditions.

     C.   Reduced Expense Ratio
          ---------------------

     The Reorganization should result in a lower expense ratio not only for the current shareholders of the High Yield Fund, but for all shareholders of the combined Fund, for three reasons. First, the combined Fund will have the opportunity to achieve a breakpoint in management fees which High Yield Fund and Fund For Income would not achieve as separate funds. Currently, the High Yield Fund does not have enough assets to reach its first breakpoint. Fund For Income has already achieved its first breakpoint. Assuming no significant loss of assets, the Reorganization should result in Fund For Income having assets of approximately $600 million, which will allow it to reach the second breakpoint. Second, wholly apart from the potential of achieving breakpoints, the combined Fund will have a larger asset base over which to spread other fees and expenses than the Funds standing alone. Third, the combination of the Funds will eliminate duplicative legal and auditor's fees, printing costs and certain registration fees.

     D.   Tax Considerations
          ------------------

     The consummation of the proposed Reorganization is contingent upon receipt of an opinion of counsel that no gain or loss for federal income tax purposes will be recognized as a result of the proposed transaction. In contrast, if the High Yield Fund were to liquidate and shareholders were to receive the net asset value of their shares in liquidating distributions, gain or loss would be recognized for Federal income tax purposes.

     E.   Performance
          -----------

     Fund For Income is older and has a longer track record than High Yield Fund. Moreover, Fund For Income has slightly better long-term performance than High Yield Fund.

     F.   Continuity of Sales Representative Services
          -------------------------------------------

     The Reorganization should not result in any change which would prevent existing sales representatives for High Yield Fund shareholders from continuing to service the shareholders following the Reorganization.

     G.   Shareholder Services
          --------------------

     As a member of the First Investors group of mutual funds, Fund For Income has available the same range of services currently provided to High Yield Fund shareholders. In addition, with the consolidation of the operations of the Funds, the Board of Directors anticipates that the services provided to shareholders may be done more efficiently.

     The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by either Fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting that has a material adverse effect on the interests of the shareholders of the Funds.

IV.  VOTING INFORMATION
     ------------------

     Proxy materials will be mailed to shareholders of High Yield Fund beginning on or about January14, 2000. Holders of record of shares of beneficial interest ("Shares") of High Yield Fund at the close of business on January 7, 2000 (the "Record Date") will be entitled to one vote per Share on all business of the Meeting on which they are entitled to vote and any adjournment or adjournments thereof. On the Record Date, there were outstanding and entitled to vote 36,850,831.112 Shares of High Yield Fund. This solicitation of proxies is made by the Board of High Yield Fund on behalf of the Fund.

     The holders of one-third of the High Yield Fund's Shares outstanding on the Record Date, represented in person or by proxy, must be present to form a quorum for the transaction of business at the Meeting. In the event that a quorum is present at the Meeting but sufficient votes to approve the proposed Reorganization are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournments will require the affirmative vote of a majority of those Fund Shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal in favor of an adjournment and will vote those proxies required to be voted AGAINST any such proposal against such adjournment.

     Abstentions and broker non-votes will be counted as Shares present for determining whether a quorum is present, but will not be counted for or against any adjournment. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment. Broker non-votes are Shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve the proposed Reorganization.

     All valid proxies received prior to the Meeting, or any adjournments thereof, will be voted at the Meeting. All proxies will be voted in accordance with the instructions of the shareholder. If no instruction is specified the proxies will be voted FOR the matters set forth in the accompanying Notice of Special Meeting of Shareholders and the persons named as proxies will use their best judgment in connection with the transaction of such other business as may properly come before the Meeting or any adjournments thereof. A shareholder who executes a proxy retains the right to revoke it at any time insofar as it has not been exercised. A proxy may be revoked by the subsequent execution and submission of a revised proxy, by written notice of revocation to the secretary of the Fund, or by voting in person at the Meeting.

     As of December 27, 1999, The Bank of New York, 48 Wall Street, New York, NY 10286, Custodian of First Investors Periodic Payment Plans for Investment In First Investors High Yield Fund, Inc., owned of record 7.8% of the outstanding Class A shares of HIGH YIELD FUND for beneficial owners of such Plans. The Bank of New York would have owned of record 2.40% of the combined Fund, if the Funds had been combined on that date.

     The directors and officers of High Yield Fund and Fund For Income, respectively, as a group, own less than 1% of either Class A or Class B shares of either Fund.

VOTE REQUIRED

     All shares of all classes shall vote together as a single class. The favorable vote of the holders of a majority of the Shares of the High Yield Fund present at the Meeting in person or by proxy is required to approve the proposed Reorganization.

RECOMMENDATION OF THE DIRECTORS

     The Board of Directors have concluded that the proposed Reorganization may benefit the Funds and their shareholders. Thus, the Directors recommend voting FOR the proposed Reorganization.

OTHER MATTERS

     The Board is not aware of any matters to be presented for action at the Meeting other than those set forth in this Prospectus/Proxy. If any other business should come before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

METHOD AND EXPENSE OF SOLICITATION

     The cost of preparing, assembling and mailing the proxy materials will be borne by the Funds in proportion to the total net assets of each Fund determined as of the Closing Date. In addition to the solicitation of proxies by the use of the mails, the High Yield Fund may, if necessary to obtain the requisite representation of shareholders, solicit proxies by telephone, telegraph and personal interview by employees of First Investors Corporation and any of its affiliates, or through securities dealers. While there is no current intent to do so, the Directors have authorized the officers of the High Yield Fund to retain the services of a proxy soliciting firm if the officers determine that it is appropriate to do so. The cost of soliciting proxies, including reimbursement to dealers and others who forward proxy material to their clients, will be borne by the Funds in proportion to the total net assets of each Fund.

V.   INFORMATION ABOUT THE FUNDS
     ---------------------------

                              OVERVIEW OF THE FUNDS

   WHAT ARE THE INVESTMENT OBJECTIVES, PRIMARY INVESTMENT STRATEGIES AND RISKS
                            OF THE FUND FOR INCOME?

     The Fund For Income primarily seeks high current income and secondarily seeks capital appreciation.

     The Fund For Income primarily invests in a diversified portfolio of high-yield, below-investment grade corporate bonds (commonly known as "junk bonds"). These bonds provide a higher level of income than investment grade bonds because they have a higher risk of default. The Fund seeks to reduce the risk of a default by selecting bonds through careful credit research and analysis. The Fund seeks to reduce the impact of a default by diversifying its investments among bonds of many different companies and industries. While the Fund invests primarily in domestic companies, it also can invest in securities of issuers domiciled in foreign countries. These securities will generally be dollar-denominated and traded in the U.S. The Fund seeks to achieve capital appreciation by investing in high yield bonds with stable to improving credit conditions.

     There are four primary risks of investing in the Fund For Income. First, the value of the Fund's shares could decline as a result of a deterioration of the financial condition of an issuer of bonds owned by the Fund or as a result of a default by the issuer. This is known as credit risk. High yield bonds carry higher credit risks than investment grade bonds because the companies that issue them are not as strong financially as companies with investment grade credit ratings. High yield bonds issued by foreign companies are subject to additional risks including political instability, government regulation and differences in financial reporting standards. Second, the value of the Fund's shares could decline if the entire high yield bond market were to decline, even if none of the Fund's bond holdings were at risk of a default. The high yield market can experience sharp declines at times as the result of a deterioration in the overall economy, declines in the stock market, a change of investor tolerance for risk, or other factors. Third, high yield bonds tend to be less liquid than other bonds, which means that they are more difficult to sell. Fourth, while high yield bonds are generally less interest rate sensitive than higher quality bonds, their values generally will decline when interest rates rise. Fluctuations in the prices of high yield bonds can be substantial. Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

      AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER
                               GOVERNMENT AGENCY.

   WHAT ARE THE INVESTMENT OBJECTIVES, PRIMARY INVESTMENT STRATEGIES AND RISKS
                            OF THE HIGH YIELD FUND?

     The High Yield Fund has the same investment objectives, primary investment strategies, and primary risks as the Fund For Income with the following exception. The High Yield Fund currently invests a relatively small part of its assets in emerging market debt securities and common stocks. While the Fund For Income has the ability to invest in such securities, it does not currently do so, and does not currently intend to do so in the future, to any material degree. As a result, the High Yield Fund's shares may be slightly more volatile and its yield slightly lower than those of the Fund For Income. Thus, except as to its strategy of investing in emerging market debt and common stocks, the objectives, strategies and risks of the High Yield Fund are the same as summarized above for the Fund For Income.

                          HOW HAVE THE FUNDS PERFORMED?

FUND FOR INCOME

     The bar chart and table below show you how the Fund For Income's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

     The Fund For Income has two classes of shares, Class A shares and Class B shares. The bar chart shows changes in the performance of the Fund's Class A shares for each of the last ten calendar years. The performance of Class B shares differs from the performance of Class A shares shown in the bar chart only to the extent that it does not have the same expenses. The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.

[OBJECT  OMITTED]


     During the periods shown, the highest quarterly return was 14.74% (for the quarter ended March 31, 1991) and the lowest quarterly return was -8.75% (for the quarter ended September 30, 1990). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.


     The following table shows how the average annual total returns for Class A shares and Class B shares compare to those of the Credit Suisse First Boston High Yield Index ("High Yield Index") as of December 31, 1999. This table assumes that the maximum sales charge or CDSC was paid. The High Yield Index is designed to measure the performance of the high yield bond market. The High Yield Index does not take into account fees and expenses that an investor would incur in holding the securities in the Index. If it did so, the returns would be lower than those shown.

                                                                 Inception
                                                                 Class B Shares
                      1 Year*      5 Years*       10 Years*      (1/12/95)
                      -------      --------       ---------      ---------
Class A Shares        -3.16%       8.69%          9.52%          N/A
Class B Shares        -1.54%       N/A            N/A            9.03%
High Yield Index       2.26%       8.86%          10.95%         8.86%**
*The annual returns are based upon calendar years.
**The average annual total return shown is for the period 1/1/95 to 12/31/99.

HIGH YIELD FUND

     The bar chart and table below show you how the High Yield Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

     The High Yield Fund has two classes of shares, Class A shares and Class B shares. The bar chart shows changes in the performance of the Fund's Class A shares for each of the last ten calendar years. The performance of Class B shares differs from the performance of Class A shares shown in the bar chart only to the extent that it does not have the same expenses. The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.


[OBJECT  OMITTED]



     During the periods shown, the highest quarterly return was 11.65% (for the quarter ended March 31, 1991) and the lowest quarterly return was -8.30% (for the quarter ended September 30, 1990). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

     The following table shows how the average annual total returns for Class A shares and Class B shares compare to those of the High Yield Index as of December 31, 1999. This table assumes that the maximum sales charge or CDSC was paid. The High Yield Index is designed to measure the performance of the high yield bond market. The High Yield Index does not take into account fees and expenses that an investor would incur in holding the securities in the Index. If it did so, the returns would be lower than those shown.

                                                                  Inception
                                                                  Class B Shares
                              1 Year*   5 Years*     10 Years*    (1/12/95)
                              -------   --------     ---------    ---------
Class A Shares                -4.01%    9.10%        9.26%        N/A
Class B Shares                -2.22%    N/A          N/A          8.53%
High Yield Index               2.26%    8.86%        10.95%       8.86%**
*The annual returns are based upon calendar years.
**The average annual total return shown is for the period 1/1/95 to 12/31/99.

          WHAT ARE THE FEES, EXPENSES AND CAPITALIZATION OF THE FUNDS?

     The following table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. The shareholder fees are the same for the Fund For Income, High Yield and the surviving fund after the Reorganization ("Combined Fund"). THERE WILL BE NO SHAREHOLDER FEES CHARGED IN CONNECTION WITH THE REORGANIZATION.

                                                       Class A        Class B
                                                       Shares         Shares
                                                       ------         ------
SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases
    (as a percentage of offering price)..............   6.25%          None
Maximum deferred sales charge (load)
    (as a percentage of the lower of purchase
    price or redemption price).......................   None*          4%**

*A contingent deferred sales charge of 1.00% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge.
**4% in the first year; declining to 0% after the sixth year. Class B shares convert to Class A shares after 8 years. The holding period for Class B shareholders of High Yield Fund will be tacked on following the Reorganization for purposes of measuring the 8 year conversion period of Class B shares to Class A shares of the Combined Fund.

     The following table shows the current fees and expenses a shareholder may pay with respect to Fund For Income and High Yield Fund, and PRO FORMA fees and expenses for the Fund For Income after giving effect to the Reorganization.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)



                                        DISTRIBUTION                   TOTAL
                                        AND SERVICE                 ANNUAL FUND     FEE           NET
                           MANAGEMENT     (12B-1)        OTHER       OPERATING    WAIVER (1),  EXPENSES
                            FEES (1)      FEES (2)     EXPENSES(3)  EXPENSES(3)     (3)       (1), (3)
                            --------      --------     -----------  ------------  ----------- ---------

FUND FOR INCOME
     Class A Shares           0.74%         0.30%         0.25%          1.29%       0.00%       1.29%
     Class B Shares           0.74%         1.00%         0.25%          1.99%       0.00%       1.99%

HIGH YIELD FUND
     Class A Shares           1.00%         0.30%         0.32%          1.62%       0.25%       1.37%
     Class B Shares           1.00%         1.00%         0.32%          2.32%       0.25%       2.07%

FUND FOR INCOME
PRO FORMA
     Class A Shares           0.73%         0.30%         0.26%          1.29%       0.00%       1.29%
     Class B Shares           0.73%         1.00%         0.26%          1.99%       0.00%       1.99%


(1) For the fiscal year ended September 30, 1999, the Adviser waived Management Fees in excess of 0.75% for the High Yield Fund. The Adviser has contractually agreed with the High Yield Fund to waive Management Fees in excess of 0.75% for the fiscal year ending September 30, 2000.

(2) Because each Fund pays Rule 12b-1 fees, long-term shareholders could pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

(3) Each Fund has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Total Annual Fund Operating Expenses or Net Expenses.

EXAMPLE

     This example is intended to help you to compare the costs of investing in High Yield Fund with the cost of investing in Fund For Income and the cost of investing in the Combined Fund assuming the Reorganization has been completed. The example assumes that (1) you invest $10,000 in the specified Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same, except for year one which is net of any fees waived and/or expenses assumed. Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                 ONE YEAR     THREE YEARS   FIVE YEARS      TEN YEARS
If you redeem your shares:

FUND FOR INCOME
     Class A shares                $748         $1,008        $1,288         $2,084
     Class B shares                $602           $924        $1,273         $2,136*

HIGH YIELD FUND
     Class A shares                $756         $1,081        $1,429         $2,407
     Class B shares                $610         $1,001        $1,418         $2,461*

FUND FOR INCOME PRO FORMA
     Class A shares                $748         $1,008        $1,288         $2,084
     Class B shares                $602           $924        $1,273         $2,136*

If you do not redeem your shares:

FUND FOR INCOME
     Class A shares                 $748        $1,008        $1,288         $2,084
     Class B shares                 $202          $624        $1,073         $2,136*

HIGH YIELD FUND
     Class A shares                 $756        $1,081        $1,429         $2,407
     Class B shares                 $210          $701        $1,218         $2,461*

FUND FOR INCOME PRO FORMA
     Class A shares                 $748        $1,008        $1,288         $2,084
     Class B shares                 $202          $624        $1,073         $2,136*


*Assumes conversion to Class A shares eight years after purchase.

CAPITALIZATION

     The following table shows the capitalization of each Fund as of December 27, 1999, and on a pro forma combined basis (unaudited) as of December 27, 1999, giving effect to the Reorganization:


                                   CLASS A      CLASS A      FUND FOR     CLASS B      CLASS B     FUND FOR
                                  FUND FOR    HIGH YIELD      INCOME     FUND FOR    HIGH YIELD     INCOME
                                   INCOME        FUND      (PRO FORMA)    INCOME        FUND      (PRO FORMA)
                                   ------        ----      -----------    ------        ----      -----------

Net Assets...................   $388,252,696  $172,037,736  $560,290,432  $14,754,325  $8,369,661  $23,123,986
Net Asset Value Per Share....       $3.93         $4.88        $3.93         $3.92        $4.87       $3.92
Shares Outstanding............    98,725,095    35,233,884   142,470,939    3,765,777   1,717,929    5,901,983

                               THE FUNDS IN DETAIL

   WHAT ARE THE FUNDS' OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RISKS?

OBJECTIVES: Each Fund primarily seeks high current income and secondarily seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES: Each Fund primarily invests in a diversified portfolio of high-yield, below-investment grade corporate bonds commonly known as "junk bonds" (those rated below Baa by Moody's Investors Service, Inc. or below BBB by Standard & Poor's Ratings Group). High yield bonds generally provide higher income than investment grade bonds to compensate investors for their higher risk of default (i.e., failure to make required interest or principal payments). High-yield bond issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former Blue Chip companies downgraded because of financial problems, companies using debt rather than equity to fund capital investment or spending programs, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. Each Fund's portfolio may include zero coupon bonds and pay in kind bonds. While each Fund invests primarily in domestic companies, each Fund also invests in securities of issuers domiciled in foreign countries. These securities will generally be dollar-denominated and traded in the U.S. Each Fund seeks to reduce the risk of a default by selecting bonds through careful credit research and analysis. Each Fund seeks to reduce the impact of a potential default by diversifying its investments among bonds of many different companies and industries. Each Fund attempts to invest in bonds that have stable to improving credit quality and potential for capital appreciation because of a credit rating upgrade or an improvement in the outlook for a particular company, industry or the economy as a whole.

        High Yield Fund will also invest, opportunistically, in common stocks of domestic and foreign companies that are deemed to offer attractive potential for appreciation as well as bonds of issuers in emerging or developing countries. High Yield Fund's investments in common stocks will not exceed 10% of its total assets. (Income-producing preferred stocks, convertible securities, or equity securities that are acquired as part of a unit with a fixed-income security are not considered common stocks for purposes of this limitation.)

     Although each Fund will consider ratings assigned by ratings agencies in selecting high yield bonds, they rely principally on their own research and investment analysis. Each Fund considers a variety of factors, including the issuer's managerial strength, anticipated cash flow, debt maturity schedules, borrowing requirements, interest or dividend coverage, asset coverage and earnings prospects. The Funds will usually sell a bond when it shows
deteriorating   fundamentals   or  falls  short  of  the   portfolio   manager's
expectations.

PRINCIPAL RISKS: Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Funds:

CREDIT RISK: This is the risk that an issuer of bonds will be unable to pay interest or principal when due. The prices of bonds are affected by the credit quality of the issuer. High yield bonds are subject to greater credit risk than higher quality bonds because the companies that issue them are not as financially strong as companies with investment grade ratings. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Such changes may weaken an issuer's ability to make payments of principal or interest, or cause an issuer of bonds to fail to make timely payments of interest or principal. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds. While credit ratings may be available to assist in evaluating an issuer's credit quality, they may not accurately predict an issuer's ability to make timely payments of principal and interest.

MARKET RISK: The entire junk bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market volatility, large sustained sales of junk bonds by major investors, high-profile defaults, or changes in the market's psychology. This degree of volatility in the high yield market is usually associated more with stocks than bonds. The prices of high yield bonds held by the Fund could therefore decline, regardless of the financial condition of the issuers of such bonds. Markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when prices generally go down, referred to as "bear" markets. Because High Yield Fund may decide to invest a portion of its assets in common stocks, its shares may be more volatile than those of other high yield bond funds which do not invest in common stocks and its yield may be less than other high yield funds.

LIQUIDITY RISK: High yield bonds tend to be less liquid than higher quality bonds, meaning that it may be difficult to sell high yield bonds at a reasonable price, particularly if there is a deterioration in the economy or in the financial prospects of their issuers. As a result, the prices of high yield bonds may be subject to wide price fluctuations due to liquidity concerns.

INTEREST RATE RISK: The market value of a bond is affected by changes in interest rates. When interest rates rise, the market value of a bond declines, and when interest rates decline, the market value of a bond increases. The price volatility of a bond also depends on its maturity and duration. Generally, the longer the maturity and duration of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities and durations generally offer higher yields than bonds with shorter maturities and durations.

FOREIGN ISSUERS RISK: Foreign investments involve additional risks, including currency fluctuations, political instability, government regulation, unfavorable political or legal developments and differences in financial reporting standards and less stringent regulations of foreign securities markets.

                                 FUND MANAGEMENT

     First Investors Management Company, Inc. ("FIMCO") is the investment adviser to the Funds. Its address is 95 Wall Street, New York, NY 10005. It currently serves as investment adviser to 52 mutual funds or series of funds with total net assets of over $5 billion. FIMCO supervises all aspects of the Fund's operations and determines the Fund's portfolio transactions. For the fiscal year ended September 30, 1999, FIMCO received advisory fees of 0.74% of the Fund For Income's average daily net assets and 0.75% of the High Yield Fund's daily net assets, net of waiver. Following the Reorganization, the management fee for the Combined Fund is expected to be 0.73% of the Fund's average daily net assets. FIMCO will maintain the responsibility of managing the Fund's combined assets following the Reorganization. In addition, the directors and officers of Fund For Income, its distributor, administrator and other service providers will continue to serve the Fund in their current capacities.

     Nancy Jones serves as Portfolio Manager of the Fund For Income and since January 1, 2000 has served as Portfolio Manager of the High Yield Fund. Ms. Jones also serves as Portfolio Manager of certain other First Investors Funds. Ms. Jones joined FIMCO in 1983 as a Director of Research in the High Yield Department. Prior to January 1, 2000, George V. Ganter served as Portfolio Manager of the High Yield Fund. Mr. Ganter also serves as Portfolio Manager of another First Investors Fund. Mr. Ganter joined FIMCO in 1985 as a Senior Investment Analyst. It is anticipated that Ms. Jones will serve as Portfolio Manager of the Combined Fund following the Reorganization.

                            BUYING AND SELLING SHARES

                  HOW AND WHEN DO THE FUNDS PRICE THEIR SHARES?

     The share price (which is called "net asset value" or "NAV" per share) for the Funds is calculated once each day as of 4:00 p.m., Eastern time, on each day the New York Stock Exchange ("NYSE") is open for regular trading. The NYSE is closed on most national holidays and Good Friday. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

     To calculate the NAV, each Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The prices or NAVs of Class A shares and Class B shares will generally differ because they have different expenses.

     In valuing its assets, the Funds use the market value of securities for which market quotations or last sale prices are readily available. If there are no readily available quotations or last sale prices for an investment or the available quotations are considered to be unreliable, the securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of the Funds.

                              HOW DO I BUY SHARES?

     In connection with the Reorganization, High Yield Fund shareholders will receive corresponding shares of the Fund For Income. With respect to purchases of Fund shares separate and apart from the Reorganization, you may buy shares of the Fund For Income and High Yield Fund through a First Investors registered representative or through a registered representative of an authorized broker-dealer ("Representative"). Investments in the Funds may be made in any amount.

     If we receive your order in our Woodbridge, N.J. offices prior to the close of regular trading on the NYSE, your transaction will be priced at that day's NAV. If you place your order with your Representative prior to the close of regular trading on the NYSE, your transaction will also be priced at that day's NAV provided that your Representative transmits the order to our Woodbridge, N.J. offices by 5:00 p.m., Eastern time. Orders placed after the close of regular trading on the NYSE will be priced at the next business day's NAV. The procedures for processing transactions are explained in more detail in our Shareholder Manual which is available upon request.

     You can arrange to make systematic investments electronically from your bank account or through payroll deduction. All the various ways you can buy shares are explained in the Shareholder Manual. For further information on the procedures for buying shares, please contact your Representative or call Shareholder Services at 1-800-423-4026.

     The Funds reserve the right to refuse any order to buy shares if a Fund determines that doing so would be in the best interests of the Fund and its shareholders.

               WHAT ARE THE SALES CHARGES AND EXPENSES FOR SHARES?

     Each Fund has two classes of shares, Class A and Class B. While each class invests in the same portfolio of securities, the classes have separate sales charge and expense structures. Because of the different expense structures, each class of shares generally will have different NAVs and dividends.

     The principal advantages of Class A shares are the lower overall expenses, the availability of quantity discounts on volume purchases and certain account privileges that are available only on Class A shares. The principal advantage of Class B shares is that all of your money is put to work from the outset.

     Class A shares of each Fund are sold at the public offering price which includes a front-end sales load. The sales charge declines with the size of your purchase, as illustrated below. There will be no shareholder fees charged in connection with the Reorganization.

                               Class A Shares

Your investment                Sales Charge as a percentage of
                          offering price            net amount invested

Less than $25,000             6.25%                     6.67%
$25,000-$49,999               5.75                      6.10
$50,000-$99,999               5.50                      5.82
$100,000-$249,999             4.50                      4.71
$250,000-$499,999             3.50                      3.63
$500,000-$999,999             2.50                      2.56
$1,000,000 or more            0*                        0*

*If you invest $1,000,000 or more in Class A shares, you will not pay a front-end sales charge. However, if you make such an investment and then sell your shares within 24 months of purchase, you will pay a CDSC of 1.00%.

     Class B shares are sold at net asset value, without any initial sales charge. However, you may pay a CDSC when you sell your shares. The CDSC declines the longer you hold your shares, as illustrated below. Class B shares convert to Class A shares after eight years.

                                        Class B Shares

               Year of Redemption                           CDSC as a Percentage
                                                            of Purchase Price or
                                                            NAV at Redemption

               Within the 1st or 2nd year............                   4%
               Within the 3rd or 4th year............                   3
               In the 5th year.......................                   2
               In the 6th year.......................                   1
               Within the 7th year and 8th year......                   0

     There is no CDSC on Class B shares which are acquired through reinvestment of dividends or distributions. The CDSC is imposed on the lower of the original purchase price or the net asset value of the shares being sold. For purposes of determining the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month at the average cost of all purchases made during that month.

     To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC. If there is an insufficient number of these shares to meet your request in full, we will then sell those shares that have the lowest CDSC.

     Sales   charges  and  CDSCs  may  be  reduced  or  waived   under   certain
circumstances and for certain groups. Consult your Representative or call us directly at 1-800-423-4026 for details.

     Each Fund has adopted a plan pursuant to Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares. Each class of shares pays Rule 12b-1 fees for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average daily net assets) of up to 0.30% on Class A shares and 1.00% on Class B shares. No more than 0.25% of these payments may be for service fees. These fees are paid monthly in arrears. Because these fees are paid out of each Fund's assets on an on-going basis, the higher fees for Class B shares will increase the cost of your investment and over time may cost you more than paying the initial sales charge for Class A shares.

FOR ACTUAL PAST EXPENSES OF CLASS A AND CLASS B SHARES, SEE THE SECTION ENTITLED "WHAT ARE THE FEES, EXPENSES AND CAPITALIZATION OF THE FUNDS?" IN THIS PROSPECTUS/PROXY.

     Because of the lower overall expenses on Class A shares, we recommend Class A shares for purchases in excess of $250,000. If you are investing in excess of $1,000,000, we will only sell Class A shares to you. For purchases below $250,000, the class that is best for you generally depends upon the amount you invest, your time horizon, and your preference for paying the sales charge initially or later. If you fail to tell us what Class of shares you want, we will purchase Class A shares for you.

                              HOW DO I SELL SHARES?

     You may redeem your Fund shares on any day a Fund is open for business by:

     o Contacting your Representative who will place a redemption order for you;

     o Sending a written redemption request to Administrative Data Management Corp., ("ADM") at 581 Main Street, Woodbridge, N.J. 07095-1198;

     o Telephoning the Special Services Department of ADM at 1-800-342-6221 (if you have elected to have telephone privileges); or

     o Instructing us to make an electronic transfer to a predesignated bank (if you have completed an application authorizing such transfers).

         Your redemption request will be processed at the price next computed after we receive the request. For all requests, have your account number available.

     Payment of redemption proceeds generally will be made within 7 days. If you are redeeming shares which you recently purchased by check, payment may be delayed to verify that your check has cleared. This may take up to 15 days from the date of your purchase. You may not redeem shares by telephone or Electronic Fund Transfer unless you have owned the shares for at least 15 days.

     If your account falls below the minimum account balance for any reason other than market fluctuation, each Fund reserves the right to redeem your account without your consent or to impose a low balance account fee of $15 annually on 60 days prior notice. Each Fund may also redeem your account or impose a low balance account fee if you have established your account under a systematic investment program and discontinue the program before you meet the minimum account balance. You may avoid redemption or imposition of a fee by purchasing additional Fund shares during this 60-day period to bring your account balance to the required minimum. If you own Class B shares, you will not be charged a CDSC on a low balance redemption.

     Each Fund reserves the right to make in-kind redemptions. This means that it could respond to a redemption request by distributing shares of the Fund's underlying investments rather than distributing cash.

     CAN I EXCHANGE MY SHARES FOR THE SHARES OF OTHER FIRST INVESTORS FUNDS?

     You may exchange shares of the Funds for shares of other First Investors Funds without paying any additional sales charge. You can only exchange within the same class of shares (i.e., Class A to Class A). Consult your Representative or call ADM at 1-800-423-4026 for details.

     Each Fund reserves the right to reject any exchange request that appears to be part of a market timing strategy based upon the holding period of the initial investment, the amount of the investment being exchanged, the funds involved, and the background of the shareholder or dealer involved. Each Fund is designed for long-term investment purposes. It is not intended to provide a vehicle for short-term market timing.

                                ACCOUNT POLICIES

              WHAT ABOUT DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS?

     Each Fund will declare daily and pay on a monthly basis dividends from net investment income. Any net realized capital gains will be declared and distributed on an annual basis, usually after the end of each Fund's fiscal year. Each Fund may make an additional distribution in any year if necessary to avoid a federal excise tax on certain undistributed income and capital gain.

     Dividends and other distributions paid on both classes of a Fund's shares are calculated at the same time and in the same manner. Dividends on Class B shares of each Fund are expected to be lower than those for its Class A shares because of the higher distribution fees borne by the Class B shares. Dividends on each class also might be affected differently by the allocation of other class-specific expenses. To be eligible to receive a dividend or other distribution, you must own Fund shares as of the close of business on the record date of the distribution.

     You may choose to reinvest all dividends and other distributions at NAV in additional shares of the same class of a Fund or certain other First Investors Funds, or receive all dividends and other distributions in cash. If you do not select an option when you open your account, all dividends and other distributions will be reinvested in additional shares of that Fund. If you do not cash a distribution check and do not notify ADM to issue a new check within 12 months, the distribution may be reinvested in that Fund. If any correspondence sent by a Fund is returned as "undeliverable," dividends and other distributions automatically will be reinvested in that Fund. No interest will be paid to you while a distribution remains uninvested.

     A dividend or other distribution paid on a class of shares will only be paid in additional shares of the distributing class if the total amount of the distribution is under $5 or the Fund has received notice of your death (until written alternate payment instructions and other necessary documents are provided by your legal representative).

                                WHAT ABOUT TAXES?

     Any dividends or capital gain distributions paid by a Fund are taxable to you unless you hold your shares in an individual retirement account, 403(b) account, 401(k) account, or other tax-deferred account. Dividends (including distributions of net short-term capital gains) are taxable to you as ordinary income. Capital gain distributions (essentially, distributions of net long-term capital gains) by a Fund are taxed to you as long-term capital gains, regardless of how long you owned your Fund shares. You are taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares. Your sale or exchange of Fund shares will be considered a taxable event for you. Depending on the purchase price and the sales price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

 HOW DO I OBTAIN A COMPLETE EXPLANATION OF ALL ACCOUNT PRIVILEGES AND POLICIES?

     Each Fund offers a full range of special privileges, including special investment programs for group retirement plans, systematic investment programs, automatic payroll investment programs, telephone privileges, check writing privileges, and expedited redemptions by wire order or Automated Clearing House transfer. The full range of privileges, and related policies, are described in a special Shareholder Manual, which you may obtain on request. For more information on the full range of services available, please contact us directly at 1-800-423-4026.

VI.  OTHER INFORMATION
     -----------------

     Each Fund is subject to the information requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, and in accordance with those requirements, files reports and other information with the SEC. These reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W.,
Washington, D.C. 20549, and the Northeast Regional Office of the SEC, Seven World Trade Center, Suite 1300, New York, New York 10048. Copies of such materials can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

     A narrative review of the Fund For Income's performance, as well as a graphical and tabular summary of performance, for the period ended September 30, 1999 are attached hereto as Appendix B. Similar information for the High Yield Fund for the period ended September 30, 1999 is incorporated by reference from the Fund's Annual Report to shareholders, electronically filed with the SEC on December 6, 1999, and is available upon request from the Funds without charge.

VII. FINANCIAL HIGHLIGHTS
     --------------------

     The financial highlights table is intended to help you understand the Funds' financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, whose report, along with the Funds' financial statements, are included in the SAI, which is available upon request.

                                       FUND FOR INCOME
                      ------------------------------------------------------------------------
                                                  PER SHARE DATA
                      ------------------------------------------------------------------------


                                INCOME FROM INVESTMENT OPERATIONS   LESS DISTRIBUTIONS FROM


                                              NET
                       NET                 REALIZED
                      ASSET      NET          AND           TOTAL        NET
                      VALUE     INVEST-    UNREALIZED       FROM       INVEST-     NET     TOTAL
                    BEGINNING    MENT      GAIN (LOSS)   INVESTMENT     MENT    REALIZED  DISTRI-
                    OF PERIOD   INCOME   ON INVESTMENTS  OPERATIONS    INCOME     GAINS   BUTIONS
--------------------------------------------------------------------------------------------------

CLASS A
1994(d)              $4.17       $.37        $(.35)        $.02        $.38      $--      $.38
1995(d)               3.81        .38          .30          .68         .36       --       .36
1996(d)               4.13        .39          .14          .53         .37       --       .37
1997(d)               4.29        .38          .14          .52         .38       --       .38
1998(a)               4.43        .29         (.26)         .03         .29       --       .29
1999(e)               4.17        .40         (.27)         .13         .38       --       .38


CLASS B
1995(b)              $3.81       $.31         $.33         $.64        $.32      $--      $.32
1996(d)               4.13        .38          .12          .50         .35       --       .35
1997(d)               4.28        .34          .15          .49         .35       --       .35
1998(a)               4.42        .26         (.26)          --         .26       --       .26
1999(e)               4.16        .37         (.27)         .10         .36       --       .36

*      Calculated without sales charges
+      Annualized
++     Net of expenses waived or assumed
(a)    For the period January 1, 1998 to September 30, 1998
(b)    For the period  January  12,  1995 (date  class B shares  first  offered) to December 31, 1995
(d)    For the calendar year ended December 31
(e)    For the fiscal year ended September 30


--------------------------------------------------------------------------------
                           RATIOS / SUPPLEMENTAL DATA
--------------------------------------------------------------------------------


                                                         RATIO TO AVERAGE NET
                                    RATIO TO AVERAGE    ASSETS BEFORE EXPENSES
                                      NET ASSETS ++       WAIVED OR ASSUMED
                                    ----------------    ----------------------

                                                NET                 NET
NET ASSET                                     INVEST-              INVEST-
  VALUE     TOTAL     NET ASSETS               MENT                 MENT       PORTFOLIO
 END OF    RETURN*   END OF PERIOD   EXPENSES INCOME    EXPENSES   INCOME    TURNOVER RATE
 PERIOD      (%)     (IN MILLIONS)     (%)     (%)         (%)      (%)           (%)
--------------------------------------------------------------------------------------------

$3.81       .58          $401         1.22      9.34     N/A        N/A         39
 4.13     18.54           425         1.18      9.53     N/A        N/A         33
 4.29     13.40           432         1.16      9.27     N/A        N/A         30
 4.43     12.62           439         1.15      8.63     N/A        N/A         45
 4.17       .49           410         1.27+     8.68+    N/A        N/A         28
 3.92      3.13           389         1.29      9.71     N/A        N/A         28

$4.13     17.46          $  2         1.92+     8.78+    N/A        N/A         33
 4.28     12.51             3         1.86      8.57     N/A        N/A         30
 4.42     11.95             6         1.85      7.93     N/A        N/A         45
 4.16      (.06)            9         1.97+     7.98+    N/A        N/A         28
 3.90      2.29            14         1.99      9.01     N/A        N/A         28

                                                     HIGH YIELD FUND

        ---------------------------------------------------------------------------------------------------------------
                                                  PER SHARE DATA
        ---------------------------------------------------------------------------------------------------------------


                                        INCOME FROM INVESTMENT OPERATIONS       LESS DISTRIBUTIONS FROM
                                        ---------------------------------       -----------------------


                              NET ASSET        NET        NET REALIZED                    NET
                                VALUE        INVEST-      AND UNREALIZED   TOTAL FROM   INVEST-     NET       TOTAL
                              BEGINNING        MENT        GAIN (LOSS)     INVESTMENT     MENT    REALIZED   DISTRI-
                              OF PERIOD      INCOME       INVESTMENTS      OPERATIONS   INCOME     GAINS     BUTIONS
-----------------------------------------------------------------------------------------------------------------------


CLASS A
-------
1994(d).....................    $5.30        $.48           $(.46)         $ .02          $.48      $  --      $.48
1995(d).....................     4.84         .47             .39            .86           .48         --       .48
1996(d).....................     5.22         .47             .20            .67           .49         --       .49
1997(d).....................     5.40         .46             .15            .61           .48         --       .48
1998(a).....................     5.53         .35            (.34)           .01           .34         --       .34
1999(e).....................     5.20         .48            (.34)           .14           .46         --       .46

CLASS B
-------
1995(b).....................    $4.84        $.42           $ .40          $ .82          $.43      $  --      $.43
1996(d).....................     5.23         .44             .18            .62           .45         --       .45
1997(d).....................     5.40         .43             .14            .57           .44         --       .44
1998(a).....................     5.53         .32            (.34)          (.02)          .32         --       .32
1999(e).....................     5.19         .44            (.34)           .10           .42         --       .42

*      Calculated without sales charges
+      Annualized
++     Net of expenses waived or assumed
(a)    For the period January 1, 1998 to September 30, 1998
(b)    For the period  January  12,  1995 (date  class B shares  first  offered) to December 31, 1995
(d)    For the calendar year ended December 31
(e)    For the fiscal year ended September 30


--------------------------------------------------------------------------------------------------
                           RATIOS / SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------
                                                           RATIO TO AVERAGE NET
                                    RATIO TO AVERAGE      ASSETS BEFORE EXPENSES
                                      NET ASSETS ++          WAIVED OR ASSUMED
                                  ----------------------------------------------------------------

NET ASSET                                             NET                    NET
 VALUE       TOTAL      NET ASSETS                INVESTMENT             INVESTMENT      PORTFOLIO
 END OF     RETURN*   END OF PERIOD    EXPENSES     INCOME    EXPENSES     INCOME         TURNOVER
 PERIOD       (%)     (IN MILLIONS)      (%)          (%)         (%)        (%)          RATE (%)
--------------------------------------------------------------------------------------------------
$4.84          .39        $170          1.56        9.48       1.59        9.44              32
 5.22        18.43         187          1.45        9.22       1.55        9.12              42
 5.40        13.35         202          1.37        8.99       1.52        8.84              29
 5.53        11.84         209          1.29        8.17       1.48        7.98              46
 5.20          .08         194          1.36+       8.36+      1.59+       8.13+             20
 4.88         2.54         176          1.37        9.31       1.62        9.06              30

$5.23        17.40        $  1          2.22+       8.45+      2.32+       8.35+             42
 5.40        12.41           4          2.07        8.28       2.22        8.13              29
 5.53        11.11           7          1.99        7.47       2.18        7.28              46
 5.19         (.59)          9          2.06+       7.66+      2.29+       7.43+             20
 4.87         1.90           9          2.07        8.61       2.32        8.36              30

                                   APPENDIX A
                                   ----------



              AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION


      THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION ("Agreement") is made as of January 7, 2000, between FIRST INVESTORS HIGH YIELD FUND, INC., a Maryland corporation ("Target"), and FIRST INVESTORS FUND FOR INCOME, INC., a
Maryland corporation ("Acquiring Fund"). (Acquiring Fund and Target are sometimes referred to herein individually as a "Fund" and collectively as the "Funds.")

      The Funds desire to effect a reorganization described in section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"), and intend this Agreement to be, and adopt it as, a "plan of reorganization" within the meaning of the regulations under the Code ("Regulations"). The reorganization will involve the transfer to Acquiring Fund of Target's assets in exchange solely for shares of beneficial interest ("shares") in Acquiring Fund and the assumption by Acquiring Fund of Target's liabilities, followed by the constructive distribution of those shares PRO RATA to the holders of shares of beneficial interest in Target ("Target Shares") in exchange therefor, all on the terms and conditions set forth herein. The foregoing transactions are referred to herein collectively as the "Reorganization."

      The Target  Shares are divided  into two classes,  designated  Class A and
Class B shares ("Class A Target Shares" and "Class B Target Shares," respectively). Acquiring Fund's shares are also divided into two classes ("Acquiring Fund Shares"), designated Class A and Class B shares ("Class A Acquiring Fund Shares" and "Class B Acquiring Fund Shares," respectively). Each class of Acquiring Fund Shares is similar to the corresponding class of Target Shares (I.E., the Funds' Class A Shares correspond to each other and the Funds' Class B Shares correspond to each other).

      In consideration of the mutual promises contained herein, the parties agree as follows:

1.    PLAN OF REORGANIZATION AND TERMINATION
      --------------------------------------

      1.1. Target agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to Acquiring Fund. Acquiring Fund agrees in exchange therefor --

           (a) to issue and deliver to Target the number of full and fractional (rounded to the third decimal place) (i) Class A Acquiring Fund Shares, determined by dividing the net value of Target (computed as set forth in paragraph 2.1) ("Target Value") attributable to the Class A Target Shares by the net asset value ("NAV") of a Class A Acquiring Fund Share (computed as set forth in paragraph 2.2), and (ii) Class B Acquiring Fund Shares, determined by dividing the Target Value attributable to the Class B Target

               Shares by the NAV of a Class B Acquiring Fund Share (as so computed), and

           (b) to assume all of Target's liabilities described in paragraph 1.3 ("Liabilities").

               Such transactions shall take place at the Closing (as defined in paragraph 3.1).

      1.2. The Assets shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Target's books, and other property owned by Target at the Effective Time (as defined in paragraph 3.1).

      1.3. The Liabilities shall include (except as otherwise provided herein) all of Target's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Target agrees to use its best efforts to discharge all its known Liabilities before the Effective Time.

      1.4. At or immediately before the Effective Time, Target shall declare and pay to its shareholders a dividend and/or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its realized net capital gain, if any, for its current taxable year through the Effective Time.

      1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares received by it pursuant to paragraph 1.1 to its shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in constructive exchange for their Target Shares. Such distribution shall be accomplished by Acquiring Fund's transfer agent's opening accounts on Acquiring Fund's share transfer books in the Shareholders' names and transferring such Acquiring Fund Shares thereto. Each Shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares due that Shareholder by class (I.E., the account for a Shareholder of Class A Target Shares shall be credited with the respective PRO RATA number of Class A Acquiring Fund Shares due that Shareholder, and the account for a Shareholder of Class B Target Shares shall be credited with the respective PRO RATA number of Class B Acquiring Fund Shares due that Shareholder). All outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target's share transfer books. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

      1.6. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, but in all events within twelve months after the Effective Time, Target shall be terminated and any further actions shall be taken in connection therewith as required by applicable law.

      1.7. Any reporting responsibility of Target to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

      1.8. Any transfer taxes payable on issuance of Acquiring Fund Shares in a name other than that of the registered holder on Target's books of the Target Shares constructively exchanged therefor shall be paid by the person to whom such Acquiring Fund Shares are to be issued, as a condition of such transfer.

2.    VALUATION
      ---------

      2.1. For purposes of paragraph 1.1(a), Target's net value shall be (a) the value of the Assets computed as of the close of regular trading on the New York Stock Exchange ("NYSE") on the date of the Closing ("Valuation Time"), using the valuation procedures set forth in Target's then-current prospectus and statement of additional information (collectively "P/SAI") less (b) the amount of the Liabilities as of the Valuation Time.

      2.2. For purposes of paragraph 1.1(a), the NAV of an Acquiring Fund Share shall be computed as of the Valuation Time, using the valuation procedures set forth in Acquiring Fund's then-current P/SAI.

      2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of First Investors Management Company, Inc. ("FIMCO").

3.    CLOSING AND EFFECTIVE TIME
      --------------------------

      3.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Funds' principal office on or about March 14, 2000, or at such other place and/or on such other date as to which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the parties may agree ("Effective
Time"). If, immediately before the Valuation Time, (a) the NYSE is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of the net value of Target and the NAV of an Acquiring Fund Share is impracticable, the Effective Time shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored.

      3.2. Target's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information
(including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Fund, as reflected on Acquiring Fund's books immediately following the Closing, does or will conform to such information on Target's books immediately before the Closing. Target's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets held by the custodian will be transferred to Acquiring Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

      3.3. Target shall deliver to Acquiring Fund at the Closing a list of the names and addresses of the Shareholders and the number of outstanding Target Shares owned by each Shareholder, all as of the Effective Time, certified by the Secretary or Assistant Secretary of Target. Acquiring Fund's transfer agent shall deliver at the Closing a certificate as to the opening on Acquiring Fund's share transfer books of accounts in the Shareholders' names. Acquiring Fund shall issue and deliver a confirmation to Target evidencing the Acquiring Fund Shares to be credited to Target at the Effective Time or provide evidence satisfactory to Target that such Acquiring Fund Shares have been credited to Target's account on Acquiring Fund's books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

      3.4. Each Fund shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4.    REPRESENTATIONS AND WARRANTIES
      ------------------------------

      4.1. Target represents and warrants as follows:

           4.1.1. Target is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland; and a copy of its Articles of Incorporation ("Target Articles") is on file with the Secretary of the State of Maryland;

           4.1.2. Target is duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and such registration will be in full force and effect at the Effective Time;

           4.1.3. At the Closing, Target will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto;

           4.1.4. Target's current P/SAI conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended ("1933 Act"), and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

           4.1.5. Target is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Maryland law or any provision of the Target Articles or By-Laws or of any agreement, instrument, lease, or other undertaking to which Target is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound, except as previously disclosed in writing to and accepted by Acquiring Fund;

           4.1.6. Except as otherwise disclosed in writing to and accepted by Acquiring Fund, all material contracts and other commitments of or applicable to Target (other than this Agreement and investment contracts, including options, futures, and forward contracts) will be terminated, or provision for discharge of any liabilities of Target thereunder will be made, at or prior to the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Target may have had with respect to actions taken or omitted or to be taken by any other party thereto prior to the Closing;

           4.1.7. Except as otherwise disclosed in writing to and accepted by Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Target's knowledge) threatened against Target that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; Target knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

           4.1.8. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Target's board of directors, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to approval by Target's shareholders, this Agreement constitutes a valid and legally binding obligation of Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

           4.1.9. At the Effective Time, the performance of this Agreement shall
      have  been  duly   authorized   by  all   necessary   action  by  Target's
      shareholders;

           4.1.10. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), or the 1940 Act for the execution or performance of this Agreement by Target, except for (a) the filing with the Securities and Exchange Commission ("SEC") of a registration statement by Acquiring Fund on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto ("Registration Statement"), including therein a prospectus/proxy statement ("Proxy Statement"), and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

           4.1.11. On the effective date of the Registration Statement, at the time of the shareholders' meeting referred to in paragraph 5.2, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Acquiring Fund for use therein;

           4.1.12. The Liabilities were incurred by Target in the ordinary course of its business and are associated with the Assets; and there are no Liabilities other than liabilities disclosed or provided for in Target's financial statements referred to in paragraph 4.1.17 and liabilities incurred by Target in the ordinary course of its business subsequent to September 30, 1999, or otherwise previously disclosed to Acquiring Fund, none of which has been materially adverse to the business, assets, or results of Target's operations;

           4.1.13. Target qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it. The Assets shall be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing;

           4.1.14. Target is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of section 368(a)(3)(A) of the Code;

           4.1.15. Not more than 25% of the value of Target's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

           4.1.16. Target's federal income tax returns, and all applicable state and local tax returns, for all taxable years to and including the taxable year ended September 30, 1998, have been timely filed and all taxes payable pursuant to such returns have been timely paid; and

           4.1.17. The financial statements of Target for the year ended September 30, 1999, to be delivered to Acquiring Fund, fairly represent the financial position of Target as of that date and the results of its operations and changes in its net assets for the year then ended.

4.2.       Acquiring Fund represents and warrants as follows:

           4.2.1. Acquiring Fund is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland; and a copy of its Articles of Incorporation ("Acquiring Articles") is on file with the Secretary of the State of Maryland;

           4.2.2. Acquiring Fund is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

           4.2.3. No  consideration   other  than  Acquiring  Fund  Shares  (and
      Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

           4.2.4. The Acquiring Fund Shares to be issued and delivered to Target hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable;

           4.2.5. Acquiring Fund's current P/SAI conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

           4.2.6. Acquiring Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Maryland law or any provision of the Acquiring Articles or Acquiring Fund's By-Laws or of any provision of any agreement, instrument, lease, or other undertaking to which Acquiring Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound, except as previously disclosed in writing to and accepted by Target;

           4.2.7. Except as otherwise disclosed in writing to and accepted by Target, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Acquiring Fund's knowledge) threatened against Acquiring Fund that, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

           4.2.8. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Acquiring Fund's board of directors (together with Target's board of directors, the "Boards"), which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

           4.2.9. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the 1934 Act, or the 1940 Act for the execution or performance of this Agreement by Acquiring Fund, except for (a) the filing with the SEC of the Registration Statement and a post-effective amendment to Acquiring Fund's registration statement on Form N1-A and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

           4.2.10. On the effective date of the Registration Statement, at the time of the shareholders' meeting referred to in paragraph 5.2, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Target for use therein;

           4.2.11. Acquiring Fund qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; Acquiring Fund intends to continue to meet all such requirements for the next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

           4.2.12. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as an open-end investment company; nor does Acquiring Fund have any plan or intention to redeem or otherwise reacquire any Acquiring Fund Shares issued to the Shareholders pursuant to the Reorganization, except to the extent it is required by the 1940 Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of that business;

           4.2.13. Following the Reorganization, Acquiring Fund (a) will continue Target's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations), (b) use a significant portion of Target's "historic business assets" (within the meaning of section
      1.368-1(d)(3) of the Regulations) in a business, (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

           4.2.14. There is no plan or intention for Acquiring Fund to be dissolved or merged into another corporation or a business trust or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization;

           4.2.15. Immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

           4.2.16. Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned, at any time during the past five years, any shares of Target;

           4.2.17. Acquiring Fund's federal income tax returns, and all applicable state and local tax returns, for all taxable years to and including the taxable year ended September 30, 1998, have been timely filed and all taxes payable pursuant to such returns have been timely paid;

           4.2.18. The financial statements of Acquiring Fund for the year ended September 30, 1999, to be delivered to Target, fairly represent the financial position of Acquiring Fund as of that date and the results of its operations and changes in its net assets for the year then ended; and

4.3.       Each Fund represents and warrants as follows:

           4.3.1. The aggregate fair market value of the Acquiring Fund Shares, when received by the Shareholders, will be approximately equal to the aggregate fair market value of their Target Shares constructively surrendered in exchange therefor;

           4.3.2. Its management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person related (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (ii) any portion of the Acquiring Fund Shares to be received by them in the Reorganization to any person related (as so defined) to Acquiring Fund, (b) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be DE MINIMIS, and (d) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

           4.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

           4.3.4. Immediately following consummation of the Reorganization, Acquiring Fund will hold substantially the same assets and be subject to substantially the same liabilities that Target held or was subject to immediately prior thereto (in addition to the assets and liabilities Acquiring Fund then held or was subject to), plus any liabilities and expenses of the parties incurred in connection with the Reorganization;

           4.3.5. The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

           4.3.6. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

           4.3.7. Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Target immediately before the Reorganization. For the purposes of this representation, any amounts used by Target to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions not made as part of the Reorganization and (b) distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code) will be included as assets held thereby immediately before the Reorganization;

           4.3.8. None of the compensation received by any Shareholder who is an employee of or service provider to Target will be separate consideration for, or allocable to, any of the Target Shares held by such Shareholder; none of the Acquiring Fund Shares received by any such Shareholder will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the consideration paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

           4.3.9. Immediately after the Reorganization, the Shareholders will not own shares constituting "control" within the meaning of section 304(c) of the Code of Acquiring Fund; and

           4.3.10. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("Reorganization Expenses").

5.    COVENANTS
      ---------

      5.1. Each Fund covenants to operate its respective business in the ordinary course between the date hereof and the Closing, it being understood that

           (a) such ordinary course will include declaring and paying customary dividends and other distributions and such changes in operations as are contemplated by each Fund's normal business activities and

           (b) each Fund will retain exclusive control of the composition of its portfolio until the Closing; provided that (1) Target shall not dispose of more than an insignificant portion of its historic business assets during such period without Acquiring Fund's prior consent and (2) if Target's shareholders' approve this Agreement (and the transactions contemplated hereby), then between the date of such approval and the Closing, the Funds shall coordinate their respective portfolios so that the transfer of the Assets to Acquiring Fund will not cause it to fail to be in compliance with all of its investment policies and restrictions immediately after the Closing.

      5.2. Target covenants to call a shareholders' meeting to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.

      5.3. Target covenants that the Acquiring Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

      5.4. Target covenants that it will assist Acquiring Fund in obtaining such information as Acquiring Fund reasonably requests concerning the beneficial ownership of Target Shares.

      5.5. Target covenants that its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) will be turned over to Acquiring Fund at the Closing.

      5.6. Each Fund covenants to cooperate in preparing the Proxy Statement in compliance with applicable federal securities laws.

      5.7. Each Fund covenants that it will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the other Fund may deem necessary or desirable in order to vest in, and confirm to, (a) Acquiring Fund, title to and possession of all the Assets, and (b) Target, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

      5.8. Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such state securities laws it may deem appropriate in order to continue its operations after the Effective Time.

      5.9. Subject to this Agreement, each Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6.    CONDITIONS PRECEDENT
      --------------------

      Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of the Effective Time, and (c) the following further conditions that, at or before the Effective Time:

      6.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the Boards and shall have been approved by Target's shareholders in accordance with the Target Articles and applicable law.

      6.2. All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and the SEC shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either Investment Company may for itself waive any of such conditions.

      6.3. At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.

      6.4. The Reorganization shall be contingent upon, among other things, issuance by the SEC of an Order pursuant to Section 26(b) of the 1940 Act approving the substitution of shares of Acquiring Fund for shares of Target for investments under the First Investors Periodic Payment Plans for Investment in First Investors High Yield Fund, Inc. This contingency, however, may be waived by the Funds' Boards.

      6.5. Target shall have received an opinion of Kirkpatrick & Lockhart LLP ("Counsel") substantially to the effect that:

           6.5.1.Acquiring Fund is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland with power under the Acquiring Articles to own all its properties and assets and, to the knowledge of Counsel, to carry on its business as presently conducted;

           6.5.2. This Agreement (a) has been duly authorized, executed, and delivered by Acquiring Fund and (b) assuming due authorization, execution, and delivery of this Agreement by Target, is a valid and legally binding obligation of Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

           6.5.3. The Acquiring Fund Shares to be issued and distributed to the Shareholders under this Agreement, assuming their due delivery as contemplated by this Agreement, will be duly authorized and validly issued and outstanding and fully paid and non-assessable;

           6.5.4. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate the Acquiring Articles or By-Laws or any provision of any agreement (known to Counsel, without any independent inquiry or investigation) to which Acquiring Fund is a party or by which it is bound or (to the knowledge of Counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound, except as set forth in such opinion or as previously disclosed in writing to and accepted by Target;

           6.5.5. To the knowledge of Counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required under state securities laws;

           6.5.6. Acquiring Fund is registered with the SEC as an investment company, and to the knowledge of Counsel no order has been issued or proceeding instituted to suspend such registration; and

           6.5.7. To the knowledge of Counsel (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Acquiring Fund or any of its properties or assets and (b) Acquiring Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Target.

In rendering such opinion, Counsel may (1) rely, as to matters governed by the laws of the State of Maryland, on an opinion of competent Maryland counsel, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

      6.6. Acquiring   Fund   shall   have   received   an   opinion of  Counsel
substantially to the effect that:

           6.6.1. Target is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland with power under the Target Articles to own all its properties and assets and, to the knowledge of Counsel, to carry on its business as presently conducted;

           6.6.2. This Agreement (a) has been duly authorized, executed, and delivered by Target and (b) assuming due authorization, execution, and delivery of this Agreement by Acquiring Fund, is a valid and legally binding obligation of Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

           6.6.3. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate the Target Articles or By-Laws or any provision of any agreement (known to Counsel, without any independent inquiry or investigation) to which Target is a party or by which it is bound or (to the knowledge of Counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound, except as set forth in such opinion or as previously disclosed in writing to and accepted by Acquiring Fund;

           6.6.4. To the knowledge of Counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Target of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required under state securities laws;

           6.6.5. Target is registered with the SEC as an investment company, and to the knowledge of Counsel no order has been issued or proceeding instituted to suspend such registration; and

           6.6.6. To the knowledge of Counsel (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Target or any of its properties or assets and (b) Target is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Target's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Acquiring Fund.

In rendering such opinion, Counsel may (1) rely, as to matters governed by the laws of the State of Maryland, on an opinion of competent Maryland counsel, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word

"knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

      6.7. Each Fund shall have received an opinion of Counsel, addressed to and in form and substance satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement which Counsel may treat as representations made to it, or in separate letters addressed to Counsel, and the certificates delivered pursuant to paragraph 3.4. The Tax
Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

           6.7.1. Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities, followed by Target's distribution of those shares PRO RATA to the Shareholders constructively in exchange for the Shareholders' Target Shares, will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

           6.7.2. Target will recognize no gain or loss on the transfer to Acquiring Fund of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Target Shares;

           6.7.3. Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

           6.7.4. Acquiring Fund's basis for the Assets will be the same as the basis thereof in Target's hands immediately before the Reorganization, and Acquiring Fund's holding period for the Assets will include Target's holding period therefor;

           6.7.5. A  Shareholder   will   recognize  no  gain  or  loss  on  the
      constructive exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

           6.7.6. A Shareholder's aggregate basis for the Acquiring Fund Shares to be received by it in the Reorganization will be the same as the aggregate basis for its Target Shares to be constructively surrendered in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include its holding period for those Target Shares, provided they are held as capital assets by the Shareholder at the Effective Time.

Notwithstanding subparagraphs 6.6.2 and 6.6.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraph 6.1) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

7.    FINDERS FEES AND EXPENSES
      -------------------------

      7.1. Each Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

      7.2. Except as otherwise provided herein, all the Reorganization Expenses will be borne by the Funds in proportion to their respective total net assets as of the close of business on the last business day prior to the Closing.

8.    ENTIRE AGREEMENT; NO SURVIVAL
      -----------------------------

      Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

9.    TERMINATION OF AGREEMENT
      ------------------------

      This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by Target's shareholders:

      9.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before December 31, 2000; or

      9.2. By the parties' mutual agreement.

In the event of termination under paragraphs 9.1(c) or 9.2, there shall be no liability for damages on the part of either Fund, or its directors or officers, to the other Fund.

10.   AMENDMENT
      ---------

      This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Target's shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

11.   MISCELLANEOUS
      -------------

      11.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

      11.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

      11.3. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Fund and delivered to the other. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.


      IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.


ATTEST:                                 FIRST INVESTORS HIGH YIELD FUND, INC.



/s/ C. Durso                            By: /s/ Glenn O. Head
---------------------------             -----------------------------
Concetta Durso, Secretary                   Glenn O. Head, President



ATTEST:                                 FIRST INVESTORS FUND FOR INCOME, INC.



/s/ C. Durso                            By: /s/ Glenn O. Head
---------------------------             -----------------------------
Concetta Durso, Secretary                   Glenn O. Head, President

                                   APPENDIX B

PORTFOLIO MANAGER'S LETTER
FIRST INVESTORS FUND FOR INCOME, INC.


Dear Investor:

We are pleased to present the annual report for the First Investors Fund For Income for the fiscal year ending September 30, 1999. During the period, the Fund's return on a net asset value basis was 3.1% on Class A shares and 2.3% on Class B shares, compared to a return of 4.8% for the Lipper high yield bond fund group. During the period, the Fund declared dividends from net investment income of 38.4 cents per share on Class A shares and 36 cents per share on Class B shares.

The primary factors that drove the Fund's performance during the fiscal year were the rising  interest rate  environment  and the credit  quality of the bonds in the portfolio. The reporting period began with the resolution of several system-wide financial difficulties. Financial markets struggled to put the difficulties of the summer -- the Asian economic crisis, Russian devaluation, and the near-collapse of the giant hedge fund Long-Term Capital Management -- behind them. Investors around the world shunned risk and sought safety. Corporate bonds in general became "cheap," and lower-rated, high yield bonds suffered the most. The Federal Reserve, looking to prevent a credit crunch, provided liquidity to the monetary system by lowering interest rates three times in an eight-week period. Investors became more comfortable -- though still selective -- with risk, and the high yield market rebounded sharply in November, posting one of its best months ever.

In the early part of 1999, investors continued to shun riskier bonds. Investor confidence returned in March, and the high yield market surged. Risk was rewarded, not only for lower-quality issues, but also for bonds with longer durations and those issued in emerging markets. For the quarter, lower-rated issues tended to outperform higher-rated issues and overall, the high-yield market outperformed other domestic fixed income markets.

By the middle of 1999,the domestic economy continued to be strong and the market began to brace for possible tightening by the Fed to stave off inflation. Yields rose in May as interest rate concerns were priced into the market. New issuance -- which had been building slowly through the year -- declined somewhat in June. On June 25, 1999, the Fed, as expected, raised interest rates 25 basis points. Demand for high yield bonds abated, as evidenced by heavy mutual fund outflows in May, and smaller outflows in June.

The latter part of the reporting period was difficult for the high-yield market, and it was the weakest performing sector in the bond market. The Fed raised rates a second time in August, and economic uncertainty prompted concerns regarding the need for further rate increases. Demand within the high-yield market fell, liquidity decreased and new issuance slowed. In this guarded environment, higher-rated issues tended to outperform lower-rated issues.

A number of factors aided the Fund's performance during the reporting period. In general, the Fund's holdings of higher-rated bonds helped to enhance returns.

Also, a number of positions in the telecommunications sector performed well, in large part because of merger and acquisition activity. The Fund's performance was negatively impacted by poor performance in several sectors, including health care, which was hurt due to the enactment of various reimbursement-related legislation. Two of the Fund's holdings, Genesis Health Ventures, Inc. and Integrated Health Services, were particularly hard hit. In addition, holdings in the textile/apparel industry negatively impacted performance.

Going forward, we will likely see a continuation of current market conditions. We look forward to stabilization in the high yield market early in 2000, as Y2K concerns pass and the economic picture becomes clearer. The Fund will continue to focus on credit quality and seek value in the high yield market.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,



/s/ Nancy W. Jones
------------------
Nancy W. Jones
Vice President and Portfolio Manager

October 29, 1999

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS FUND FOR INCOME, INC.




Comparison of change in value of $10,000 investment in the First Investors Fund For Income, Inc. (Class A shares) and the CS First Boston High Yield Index. $1,000

                                 [GRAPH OMITTED]


THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS FUND FOR INCOME, INC. (CLASS A SHARES) BEGINNING 1/1/90 WITH A THEORETICAL INVESTMENT IN THE CS FIRST BOSTON HIGH YIELD INDEX. THE CS FIRST BOSTON HIGH YIELD INDEX IS DESIGNED TO MEASURE THE PERFORMANCE OF THE HIGH YIELD BOND MARKET. THE INDEX CONSISTS OF 1,631 DIFFERENT ISSUES, 1,403 OF WHICH ARE CASH PAY, 176 ARE ZERO-COUPON, 11 ARE STEP BONDS, 18 ARE PAY-IN-KIND BONDS AND THE REMAINING 23 ARE IN DEFAULT. THE BONDS INCLUDED IN THE INDEX HAVE AN AVERAGE LIFE OF 7.9 YEARS, AN AVERAGE MATURITY OF 7.9 YEARS, AN AVERAGE DURATION OF 4.8 YEARS AND AN AVERAGE COUPON OF 10.1%. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED. CLASS B SHARES PERFORMANCE MAY BE GREATER THAN OR LESS THAN THAT SHOWN IN THE LINE GRAPH ABOVE FOR CLASS A SHARES BASED ON DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE YEAR ENDED 9/30/99) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE CLASS A "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 6.25% (PRIOR TO 7/1/93, THE MAXIMUM SALES CHARGE WAS 6.9%). THE CLASS B "S.E.C. STANDARDIZED" RETURNS ARE ADJUSTED FOR THE APPLICABLE DEFERRED SALES CHARGE (MAXIMUM OF 4% IN THE FIRST
YEAR). RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE UNUSUALLY HIGH CURRENT YIELDS OFFERED REFLECT THE SUBSTANTIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH YIELD BONDS. THE ISSUERS OF THE BONDS PAY HIGHER INTEREST RATES BECAUSE THEY HAVE A GREATER LIKELIHOOD OF FINANCIAL DIFFICULTY, WHICH COULD RESULT IN THEIR INABILITY TO REPAY THE BONDS FULLY WHEN DUE. PRICES OF HIGH YIELD BONDS ARE ALSO SUBJECT TO GREATER FLUCTUATIONS. CS FIRST BOSTON HIGH YIELD INDEX FIGURES FROM CS FIRST BOSTON CORPORATION AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

FIRST INVESTORS GOVERNMENT FUND, INC.
FIRST INVESTORS INVESTMENT GRADE FUND
    A SERIES OF FIRST INVESTORS SERIES FUND
FIRST INVESTORS FUND FOR INCOME, INC.
FIRST INVESTORS HIGH YIELD FUND, INC.

95 Wall Street
New York, New York  10005
1-800-423-4026

                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED JANUARY 14, 2000

      This is a Statement of Additional Information ("SAI") for FIRST INVESTORS GOVERNMENT FUND, INC. ("GOVERNMENT FUND"), FIRST INVESTORS INVESTMENT GRADE FUND ("INVESTMENT GRADE FUND"), A SERIES OF FIRST INVESTORS SERIES FUND ("SERIES FUND"), FIRST INVESTORS FUND FOR INCOME, INC. ("FUND FOR INCOME"), and FIRST INVESTORS HIGH YIELD FUND, INC. ("HIGH YIELD FUND"). Each fund is an open-end diversified management investment company. Series Fund offers five separate series, one of which INVESTMENT GRADE FUND, is described in this SAI, while HIGH YIELD FUND, FUND FOR INCOME and GOVERNMENT FUND each offers one series. GOVERNMENT FUND, INVESTMENT GRADE FUND, FUND FOR INCOME, AND HIGH YIELD FUND are referred to herein collectively as "Funds."

      This SAI is not a prospectus. It should be read in conjunction with the Prospectus/Proxy Statement related to Fund For Income and High Yield Fund dated January 14, 2000, which may be obtained free of cost from the Funds at the address or telephone number noted above. Information regarding the purchase, redemption, sale and exchange of your Fund shares is contained in the Shareholder Manual, a separate section of the SAI that is a distinct document and may also be obtained free of charge by contacting your Fund at the address or telephone number noted above.

                                TABLE OF CONTENTS
                                -----------------
                                                             PAGE
                                                             ----
Investment Strategies and Risks.............................    1
Investment Policies.........................................    4
Futures and Options  Strategies.............................   11
Investment Restrictions.....................................   14
Portfolio Turnover..........................................   19
Directors/Trustees and Officers.............................   20
Management..................................................   22
Underwriter.................................................   24
Distribution Plans..........................................   24
Determination of Net Asset Value............................   26
Allocation of Portfolio Brokerage...........................   27
Purchase, Redemption and Exchange of Shares.................   28
Taxes.......................................................   28
Performance Information.....................................   31
General Information.........................................   37
Appendix A..................................................   40
Appendix B..................................................   43
Appendix C..................................................   44
Financial Statements........................................   51
Pro Forma Financial Statements and Schedules................   52
Shareholder Manual:  A Guide to your First Investors
 Mutual Fund Account........................................   56

                         INVESTMENT STRATEGIES AND RISKS


GOVERNMENT FUND

      GOVERNMENT FUND seeks to achieve a significant level of current income which is consistent with security and liquidity of principal by investing, under normal market conditions, at least 80% of its assets in U.S. Government Obligations (including mortgage-backed securities). The Fund has no fixed policy with respect to the duration of U.S. Government Obligations it purchases. Securities issued or guaranteed as to payment of principal and interest (but not market value) by the U.S. Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Although the payment of interest and principal on a portfolio security may be guaranteed by the U.S. Government or one of its agencies or instrumentalities, shares of GOVERNMENT FUND are not insured or guaranteed by the U.S. Government or any agency or instrumentality. The net asset value of shares of the Fund generally will fluctuate in response to interest rate levels. When interest rates rise, prices of fixed income securities generally decline; when interest rates decline, prices of fixed income securities generally rise. See "U.S. Government Obligations" and "Debt Securities," below.

      GOVERNMENT FUND may invest in mortgage-backed securities, including Government National Mortgage Association ("GNMA") certificates, Federal National Mortgage Association ("FNMA") certificates and Federal Home Loan Mortgage Corporation ("FHLMC") certificates. The Fund also may invest in securities issued or guaranteed by other U.S. Government agencies or instrumentalities, including: the Federal Farm Credit System (obligations supported only by the credit of the issuer, but do not give the issuer the right to borrow from the U.S. Treasury, and are not guaranteed by the U.S. Government); the Federal Home Loan Bank (obligations supported by the right of the issuer to borrow from the U.S. Treasury to meet its obligations but are not guaranteed by the U.S. Government); the Tennessee Valley Authority and the U.S. Postal Service (the obligations of each supported by the right of the issuer to borrow from the U.S. Treasury to meet it obligations); and the Farmers Home Administration and the Export-Import Bank (obligations backed by the full faith and credit of the United States). The Fund may invest in collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. See "Mortgage-Backed Securities," below.

      The Fund may, from time to time or for temporary defensive purposes, invest up to 20% of its assets in prime commercial paper, certificates of deposit of domestic branches of U.S. banks, bankers' acceptances, repurchase agreements (applicable to U.S. Government Obligations), participation interests, insured certificates of deposit and certificates representing accrual on U.S. Treasury securities. The Fund also may purchase securities on a when-issued basis and make loans of portfolio securities. The Fund may borrow money on a temporary or emergency basis in amounts not exceeding 5% of its total assets.

      Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

INVESTMENT GRADE FUND

      INVESTMENT GRADE FUND seeks to generate a maximum level of income consistent with investment in investment grade debt securities. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in debt securities of U.S. issuers that are rated in the four highest rating categories by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), or in unrated securities that are deemed to be of comparable quality ("investment grade securities") by the Fund's Investment Adviser, First Investors Management Company, Inc. ("FIMCO" or

"Adviser"). The Fund may invest up to 35% of its total assets in U.S. Government Obligations (including mortgage-backed securities), dividend-paying common and preferred stocks, obligations convertible into common stocks, repurchase agreements, debt securities rated below investment grade and money market instruments. The Fund may invest up to 5% of its net assets in corporate or government debt securities of foreign issuers which are U.S. dollar denominated and traded in U.S. markets. The Fund also may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. The Fund may make loans of portfolios securities and invest up to 5% of its net assets in securities issued on a when-issued or delayed delivery basis. The Fund may invest up to 5% of its net assets in zero coupon or pay-in-kind securities.

      Although up to 100% of the Fund's total assets can be invested in debt securities rated at least Baa by Moody's or at least BBB by S&P, or unrated debt securities deemed to be of comparable quality by the Adviser, no more than 5% of the Fund's net assets may be invested in debt securities rated lower than Baa by Moody's or BBB by S&P (commonly referred to as "high yield bonds" or "junk bonds") (including securities that have been downgraded), or if unrated, deemed to be of comparable quality by the Adviser, or in any equity securities of any issuer if a majority of the debt securities of such issuer are rated lower than Baa by Moody's or BBB by S&P. The Adviser continually monitors the investments in the Fund's portfolio and carefully evaluates on a case-by-case basis whether to dispose of or retain a debt security which has been downgraded to a rating lower than investment grade. However, if downgrading results in the Fund holding more than 5% of its net assets in securities rated lower than Baa by Moody's or BBB by S&P, the Adviser will sell sufficient securities to stay within this limit. See "Debt Securities" and Appendix A for a description of corporate bond ratings.

      Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

HIGH YIELD FUND AND FUND FOR INCOME

      The HIGH YIELD FUND primarily seeks high current income and secondarily seeks capital appreciation by investing, under normal market conditions, at least 65% of its total assets in high risk, high yield securities, commonly referred to as "junk bonds" ("High Yield Securities"). Similarly, the FUND FOR INCOME primarily seeks to earn a high level of current income and, to the extent possible, in view of that objective, secondarily seeks growth of capital by emphasizing, under normal market conditions, investments in High Yield Securities.

      High Yield Securities include the following instruments: fixed, variable or floating rate debt obligations (including bonds, debentures and notes) which are rated below Baa by Moody's or below BBB by S&P, or are unrated and deemed to be of comparable quality by the Fund's Adviser; preferred stocks and dividend-paying common stocks that have yields comparable to those of high yielding debt securities; any of the foregoing securities of companies that are financially troubled, in default or undergoing bankruptcy or reorganization ("Deep Discount Securities"); and any securities convertible into any of the foregoing. See "High Yield Securities" and "Deep Discount Securities," below.

      Each Fund may invest in debt securities issued by foreign governments and companies and in foreign currencies for the purpose of purchasing such securities. However, a Fund may not invest more than 5% of its total assets in debt securities issued by foreign governments and companies that are denominated in foreign currencies. Each Fund may invest up to 5% of its total assets in debt securities of issuers located in emerging market countries. Each Fund also may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets, invest up to 10% of its net assets in securities issued on a when-issued or delayed delivery basis, invest up to 15% of its net assets in restricted securities (which may not be publicly marketable), and invest in zero coupon and pay-in-kind securities. In addition, HIGH YIELD FUND may make loans of portfolio securities.

      HIGH YIELD FUND may invest up to 35% of its total assets, and FUND FOR INCOME may invest without limitation, in the following instruments: common and preferred stocks, other than those considered to be High Yield Securities; debt obligations of all types (including bonds, debentures and notes) rated A or better by Moody's or S&P; securities issued by the U.S. Government or its agencies or instrumentalities ("U.S. Government Obligations"); warrants and money market instruments consisting of prime commercial paper, certificates of deposit of domestic branches of U.S. banks, bankers' acceptances and repurchase agreements.

      In any period of market weakness or of uncertain market or economic conditions, each Fund may establish a temporary defensive position to preserve capital by having all or part of its assets invested in short-term fixed income securities or retained in cash or cash equivalents, including bank certificates of deposit, bankers' acceptances, U.S. Government Obligations and commercial paper issued by domestic corporations.

      The medium- to lower-rated, and certain of the unrated, securities in which each Fund invests tend to offer higher yields than higher-rated securities with the same maturities because the historical financial condition of the issuers of such securities may not be as strong as that of other issuers. Debt obligations rated lower than A by Moody's or S&P have speculative characteristics or are speculative, and generally involve more risk of loss of principal and income than higher-rated securities. Also, their yields and market values tend to fluctuate more than those of higher quality securities. The greater risks and fluctuations in yield and value occur because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. These risks cannot be eliminated, but may be reduced by diversifying holdings to minimize the portfolio impact of any single investment. In addition, fluctuations in market value do not affect the cash income from the securities, but are reflected in the computation of a Fund's net asset value. When interest rates rise, the net asset value of the Funds tends to decrease. When interest rates decline, the net asset value of the Funds tends to increase.

      Variable or floating rate debt obligations in which the Funds may invest periodically adjust their interest rates to reflect changing economic conditions. Thus, changing economic conditions specified by the terms of the security would serve to change the interest rate and the return offered to the investor. This reduces the effect of changing market conditions on the security's underlying market value.

      A High Yield Security may itself be convertible into or exchangeable for equity securities, or may carry with it the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security. Although each Fund invests primarily in High Yield Securities, securities received upon conversion or exercise of warrants and securities remaining upon the break-up of units or detachment of warrants may be retained to permit orderly disposition, to establish a long-term holding period for Federal income tax purposes, or to seek capital appreciation.

      Because of the greater number of investment considerations involved in investing in High Yield Securities, the achievement of either Fund's investment objectives depends more on the Adviser's research abilities than would be the case if a Fund were investing primarily in securities in the higher rated categories. Because medium- to lower-rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investments in securities that carry medium to lower ratings or are unrated. See "Types of Securities and Their Risks-High Yield Securities" and Appendix A for a description of corporate bond ratings.

      Each Fund seeks to achieve its secondary objective to the extent consistent with its primary objective. There can be no assurance that either

Fund will be able to achieve its investment objectives. Each Fund's net asset value fluctuates based mainly upon changes in the value of its portfolio securities.

      Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.


                               INVESTMENT POLICIES

      BANKERS' ACCEPTANCES. Each Fund may invest in bankers' acceptances. Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

      CERTIFICATES OF ACCRUAL ON U.S. TREASURY SECURITIES. GOVERNMENT FUND may purchase certificates, not issued by the U.S. Treasury, which evidence ownership of future interest, principal or interest and principal payments on obligations issued by the U.S. Treasury. The actual U.S. Treasury securities will be held by a custodian on behalf of the certificate holder. These certificates are purchased with original issue discount and are subject to greater fluctuations in market value, based upon changes in market interest rates, than income-producing securities.

      CERTIFICATES OF DEPOSIT. Each Fund may invest in bank certificates of deposit ("CDs"). The Federal Deposit Insurance Corporation is an agency of the U.S. Government which insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured if this limit is exceeded. Current Federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments currently must be limited to $100,000 per insured bank or savings and loan association.

      CONVERTIBLE SECURITIES. HIGH YIELD FUND, FUND FOR INCOME AND INVESTMENT GRADE FUND may invest in convertible securities. The convertible securities in which the Funds may invest will be rated no higher nor lower by Moody's or by S&P than the bonds in which each Fund may invest. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Adviser will decide to invest based upon a fundamental analysis of the long-term attractiveness of the issuer and the underlying common stock, the evaluation of the relative attractiveness of the current price of the underlying common stock and the judgment of the value of the convertible security relative to the common stock at current prices.

      DEBT SECURITIES. Each Fund may invest in debt securities. The market value of debt securities is influenced primarily by changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors which could result in a rise in interest rates, and a decrease in the market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an expansion in the Federal budget deficit or an increase in the price of commodities such as oil. In addition, the market value of debt securities is influenced by perceptions of the credit risks associated with such securities. Credit risk is the risk that adverse changes in economic conditions can affect an issuer's ability to pay principal and interest. See Appendix A for a description of corporate bond ratings.

      DEEP DISCOUNT SECURITIES. HIGH YIELD FUND AND FUND FOR INCOME may each invest up to 15% of its total assets in securities of companies that are financially troubled, in default or undergoing bankruptcy or reorganization. Such securities are usually available at a deep discount from the face value of the instrument. A Fund will invest in Deep Discount Securities when the Adviser believes that there exist factors that are likely to restore the company to a healthy financial condition. Such factors include a restructuring of debt, management changes, existence of adequate assets or other unusual circumstances. Debt instruments purchased at deep discounts may pay very high effective yields. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in a capital gain. If the company defaults on its obligations or remains in default, or if the plan of reorganization is insufficient for debtholders, the Deep Discount Securities may stop paying interest and lose value or become worthless. The Adviser will attempt to balance the benefits of investing in Deep Discount Securities with their risks. While a diversified portfolio may reduce the overall impact of a Deep Discount Security that is in default or loses its value, the risk cannot be eliminated. See "High Yield Securities," below.

      FOREIGN GOVERNMENT OBLIGATIONS. INVESTMENT GRADE FUND, HIGH YIELD FUND AND FUND FOR INCOME may invest in foreign government obligations, which generally consist of obligations supported by national, state or provincial governments or similar political subdivisions. Investments in foreign government debt obligations involve special risks. The issuer of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and a Fund may have limited legal resources in the event of default. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance.

      FOREIGN SECURITIES-RISK FACTORS. INVESTMENT GRADE FUND, HIGH YIELD FUND AND FUND FOR INCOME may sell a security denominated in a foreign currency and retain the proceeds in that foreign currency to use at a future date (to purchase other securities denominated in that currency) or the Fund may buy foreign currency outright to purchase securities denominated in that foreign currency at a future date. Investing in foreign securities involves more risk than investing in securities of U.S. companies. Each Fund currently does not intend to hedge its foreign investments against the risk of foreign currency fluctuations. Accordingly, changes in the value of foreign currencies can significantly affect a Fund's share price, irrespective of developments relating to the issuers of securities held by the Funds. In addition, a Fund will be affected by changes in exchange control regulations and fluctuations in the relative rates of exchange between the currencies of different nations, as well as by economic and political developments. Other risks involved in foreign securities include the following: there may be less publicly available information about foreign companies comparable to the reports and ratings that are published about companies in the United States; foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies; some foreign stock markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies; there may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of a Fund held in foreign countries.

      HIGH YIELD SECURITIES. HIGH YIELD FUND, FUND FOR INCOME AND INVESTMENT GRADE FUND may invest in High Yield Securities. High Yield Securities are subject to greater risks than those that are present with investments in higher grade debt securities, as discussed below.

           EFFECT OF INTEREST RATE AND ECONOMIC CHANGES. Debt obligations rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds," are speculative and generally involve a higher risk or loss of principal and income than higher-rated debt securities. The prices of High Yield Securities tend to be less sensitive to interest rate changes than higher-rated investments, but may be more sensitive to adverse economic changes or individual corporate developments. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of High Yield Securities and thus in a Fund's net asset value. A significant economic downturn or a substantial period of rising interest rates could severely affect the market for High Yield Securities. In these circumstances, highly leveraged companies might have greater difficulty in making principal and interest payments, meeting projected business goals, and obtaining additional financing. Thus, there could be a higher incidence of default. This would affect the value of such securities and thus a Fund's net asset value. Further, if the issuer of a security owned by a Fund defaults, that Fund might incur additional expenses to seek recovery.

           Generally, when interest rates rise, the value of fixed rate debt obligations, including High Yield Securities, tends to decrease; when interest rates fall, the value of fixed rate debt obligations tends to increase. If an issuer of a High Yield Security containing a redemption or call provision exercises either provision in a declining interest rate market, a Fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if a Fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. This could result in decreasing the assets to which Fund expenses could be allocated and in a reduced rate of return for that Fund. While it is impossible to protect entirely against this risk, diversification of a Fund's portfolio and the Adviser's careful analysis of prospective portfolio securities helps to minimize the impact of a decrease in value of a particular security or group of securities in a Fund's portfolio.

           THE HIGH YIELD SECURITIES MARKET. The market for below investment grade bonds expanded rapidly in recent years and its growth paralleled a long economic expansion. At times in the past, the prices of many lower-rated debt securities have declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income streams that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines in the below investment grade market will not reoccur. The market for below investment grade bonds generally is thinner and less active than that for higher quality bonds, which may limit a Fund's ability to sell such securities at reasonable prices in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

           CREDIT RATINGS. The credit ratings issued by credit rating services may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of High Yield Securities. Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security's market value. Each Fund which is permitted to invest in High Yield Securities may invest in securities rated as low as D by S&P or C by Moody's or, if unrated, deemed to be of comparable quality by the Adviser. Debt obligations with these ratings either have defaulted or are in great danger of defaulting and are considered to be highly speculative. See "Deep Discount Securities." The Adviser continually monitors the investments in a Fund's portfolio and carefully evaluates whether to dispose of or retain High Yield Securities whose credit ratings have changed. See Appendix A for a description of corporate bond ratings.

           LIQUIDITY AND VALUATION. Lower-rated bonds are typically traded among a smaller number of broker-dealers than in a broad secondary market. Purchasers of High Yield Securities tend to be institutions, rather than individuals, which is a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many High Yield Securities may not be as liquid as higher-grade bonds. A less active and thinner market for High

Yield Securities than that available for higher quality securities may result in more volatile valuations of a Fund's holdings and more difficulty in executing trades at favorable prices during unsettled market conditions.

           The ability of a Fund to value or sell High Yield Securities will be adversely affected to the extent that such securities are thinly traded or illiquid. During such periods, there may be less reliable objective information available and thus the responsibility of each Fund's Board of Directors to value High Yield Securities becomes more difficult, with judgment playing a greater role. Further, adverse publicity about the economy or a particular issuer may adversely affect the public's perception of the value, and thus liquidity, of a High Yield Security, whether or not such perceptions are based on a fundamental analysis.

      MONEY MARKET INSTRUMENTS. Each Fund may invest in money market instruments. Investments in commercial paper are limited to obligations rated Prime-l by Moody's or A-l by S&P. Commercial paper includes notes, drafts, or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. Investments in certificates of deposit will be made only with domestic institutions with assets in excess of $500 million. See Appendix A for a description of commercial paper ratings.

      PREFERRED STOCK. Each Fund may invest in preferred stock. A preferred stock is a security which has a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

      LOANS OF PORTFOLIO SECURITIES. While they have no present intention of doing so in the coming year, HIGH YIELD FUND, INVESTMENT GRADE FUND AND
GOVERNMENT FUND may loan securities to qualified broker-dealers or other institutional investors provided: the borrower pledges to the Fund and agrees to maintain at all times with the Fund collateral equal to not less than 100% of the value of the securities loaned (plus accrued interest or dividend, if any); the loan is terminable at will by the Fund; the Fund pays only reasonable custodian fees in connection with the loan; and the Adviser monitors the creditworthiness of the borrower throughout the life of the loan. Such loans may be terminated by the Fund at any time and the Fund may vote the proxies if a material event affecting the investment is to occur. The market risk applicable to any security loaned remains a risk of the Fund. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. The Fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral.

      MORTGAGE-BACKED SECURITIES. GOVERNMENT FUND AND INVESTMENT GRADE FUND may invest in mortgage-backed securities, including those representing an undivided ownership interest in a pool of mortgage loans. Each of the certificates described below is characterized by monthly payments to the security holder, reflecting the monthly payments made by the mortgagees of the underlying mortgage loans. The payments to the security holders (such as the Fund), like the payments on the underlying loans, generally represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as twenty to thirty years, the borrowers can, and typically do, repay them sooner. Thus, the security holders frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payments. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. Thus, in times of declining interest rates, some higher yielding mortgages might be repaid resulting in larger cash payments to the Fund, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities.

      Interest rate fluctuations may significantly alter the average maturity of mortgage-backed securities by changing the rates at which homeowners refinance mortgages. When interest rates rise, prepayments often drop, which should increase the average maturity of the mortgage-backed security. Conversely, when interest rates fall, prepayments often rise, which should decrease the average maturity of the mortgage-backed security.

           GNMA CERTIFICATES. GNMA Certificates are mortgage-backed securities, which evidence an undivided interest in a pool of mortgage loans. In the case of GNMA Certificates, principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates that the Fund purchases are the "modified pass-through" type. "Modified pass-through" GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid and owed on the mortgage pool net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

           GNMA GUARANTEE. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FMHA"), or guaranteed by the Department of Veteran Affairs ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA also is empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

           LIFE OF GNMA CERTIFICATES. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before maturity of the mortgages in the pool. The Fund normally will not distribute principal payments (whether regular or prepaid) to its shareholders. Rather, it will invest such payments in additional mortgage-backed securities of the types described above. Interest received by the Fund will, however, be distributed to shareholders. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.

           YIELD CHARACTERISTICS OF GNMA CERTIFICATES. The coupon rate of interest on GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates. First, Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced.

           FHLMC SECURITIES. FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool.

           FNMA SECURITIES. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal.

           Risk of foreclosure of the underlying mortgages is greater with FHLMC and FNMA securities because, unlike GNMA Certificates, FHLMC and FNMA securities are not guaranteed by the full faith and credit of the U.S.
Government.

      PARTICIPATION INTERESTS. Participation interests which may be held by GOVERNMENT FUND are pro rata interests in securities held either by banks which are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in government securities, which are represented by an agreement in writing between the Fund and the entity in whose name the security is issued, rather than possession by the Fund. The Fund will purchase participation interests only in securities otherwise permitted to be purchased by the Fund, and only when they are evidenced by deposit, safekeeping receipts, or book-entry transfer, indicating the creation of a security interest in favor of the Fund in the underlying security. However, the issuer of the participation interests to the Fund will agree in writing, among other things: to promptly remit all payments of principal, interest and premium, if any, to the Fund once received by the issuer; to repurchase the participation interest upon seven days' notice; and to otherwise service the investment physically held by the issuer, a portion of which has been sold to the Fund.

      REPURCHASE AGREEMENTS. While each Fund has no present intention of doing so in the coming year, it may invest in repurchase agreements. A repurchase agreement essentially is a short-term collateralized loan. The lender (a Fund) agrees to purchase a security from a borrower (typically a broker-dealer) at a specified price. The borrower simultaneously agrees to repurchase that same security at a higher price on a future date (which typically is the next business day). The difference between the purchase price and the repurchase price effectively constitutes the payment of interest. In a standard repurchase agreement, the securities which serve as collateral are transferred to a Fund's custodian bank. In a "tri-party" repurchase agreement, these securities would be held by a different bank for the benefit of the Fund as buyer and the broker-dealer as seller. In a "quad-party" repurchase agreement, the Fund's custodian bank also is made a party to the agreement. Each Fund may enter into repurchase agreements with banks which are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in government securities. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will a Fund invest in repurchase agreements with more than one year in time to maturity. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. Each Fund will always receive, as collateral, securities whose market value, including accrued interest, which will at all times be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. Neither Fund will enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the Fund's net assets would be invested in such repurchase agreements and other illiquid investments.

      RESTRICTED SECURITIES AND ILLIQUID INVESTMENTS. None of the Funds may purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy includes foreign issuers' unlisted securities with a limited trading market and repurchase agreements maturing in more than seven days. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"), which the Board of Directors or Trustees, as applicable (hereinafter "Directors" or "Board"), or the Adviser has determined under Board-approved guidelines are liquid.

      Restricted securities which are illiquid may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Such securities include those that are subject to restrictions contained in the securities laws of other countries. Securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be subject to this 15% limit. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

      In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

      Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and a Fund might be unable to dispose of such securities promptly or at reasonable prices.

      SEPARATED OR DIVIDED U.S. TREASURY SECURITIES. GOVERNMENT FUND may invest in separated or divided U.S. Treasury securities. These instruments represent a single interest, or principal, payment on a U.S. Treasury bond which has been separated from all the other interest payments as well as the bond itself. When the Fund purchases such an instrument, it purchases the right to receive a single payment of a set sum at a known date in the future. The interest rate on such an instrument is determined by the price the Fund pays for the instrument when it purchases the instrument at a discount under what the instrument entitles the Fund to receive when the instrument matures. The amount of the discount the Fund will receive will depend upon the length of time to maturity of the separated U.S. Treasury security and prevailing market interest rates when the separated U.S. Treasury security is purchased. Separated U.S. Treasury securities can be considered a zero coupon investment because no payment is made to the Fund until maturity. The market values of these securities are much more susceptible to change in market interest rates than income-producing securities. These securities are purchased with original issue discount and such discount is includable as gross income to a Fund shareholder over the life of the security.

      U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in U.S. Government Obligations. U.S. Government Obligations include: (1) U.S. Treasury obligations (which differ only in their interest rates, maturities and times of issuance), and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the United States (such as securities issued by the Federal Housing Administration, Government National Mortgage Association, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the Farmers Home Administration and the Small Business Administration). The range of maturities of U.S. Government Obligations is usually three months to thirty years.

      WARRANTS. HIGH YIELD FUND, FUND FOR INCOME AND INVESTMENT GRADE FUND may purchase warrants, which are instruments that permit a Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration. There is greater risk that warrants might drop in value at a faster rate than the underlying stock.

      WHEN-ISSUED SECURITIES. Each Fund many invest in securities issued on a when-issued or delayed delivery basis at the time the purchase is made. A Fund generally would not pay for such securities or start earning interest on them until they are issued or received. However, when a Fund purchases debt obligations on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased by a Fund on a when-issued basis may result in such Fund incurring a loss or missing an opportunity to make an alternative investment. When a Fund enters into a commitment to purchase securities on a when-issued basis, it establishes a separate account on its books and records or with its custodian consisting of cash or liquid high-grade debt securities equal to the amount of the Fund's commitment, which are valued at their fair market value. If on any day the market value of this segregated account falls below the value of the Fund's commitment, the Fund will be required to deposit additional cash or qualified securities into the account until the value of the account is equal to the value of the Fund's commitment. When the securities to be purchased are issued, the Fund will pay for the securities from available cash, the sale of securities in the segregated account, sales of other securities and, if necessary, from the sale of the when-issued securities themselves although this is not ordinarily expected. Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher than the rate to be received on the securities a Fund is committed to purchase. Sale of securities in the segregated account or sale of the when-issued securities may cause the realization of a capital gain or loss.

      ZERO COUPON AND PAY-IN-KIND SECURITIES. Each Fund may invest in zero coupon and pay-in-kind securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities are those that pay interest through the issuance of additional securities. The market prices of zero coupon and pay-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned each year on zero coupon securities and the "interest" on pay-in-kind securities must be accounted for by the Fund that holds the securities for purposes of determining the amount it must distribute that year to continue to qualify for tax treatment as a regulated investment company. Thus, a Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. See "Taxes." These distributions must be made from a Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. Each Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.


                         FUTURES AND OPTIONS STRATEGIES

      Although they do not intend to engage in such strategies in the coming year, HIGH YIELD FUND may engage in certain futures strategies to hedge its investment portfolio and INVESTMENT GRADE FUND may buy and sell interest rate futures contracts and buy and sell call and put options thereon traded on a U.S. exchange or board of trade, and may also enter into closing transactions with respect to such options to terminate an existing position. Certain special characteristics of and risks associated with using hedging instruments are discussed below. In addition to the investment guidelines adopted by the Funds' Directors to govern its investments in hedging instruments, use of these instruments is subject to the applicable regulations of the Securities and Exchange Commission ("SEC"), the Commodities Futures Trading Commission ("CFTC") and the several futures exchanges upon which futures contracts are traded.

      Participation in the futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Adviser's prediction of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. The Fund might not employ any of the strategies described below, and there can be no assurance that any strategy will succeed. The use of these strategies involve certain special risks, including (1) dependence on the Adviser's ability to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of futures contracts and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (4) the possible absence of a liquid secondary market for any particular instrument at any time.

      COVER FOR HEDGING STRATEGIES. In the event that the Funds engage in hedging, they will not use leverage in their hedging strategies. In the case of each transaction entered into as a hedge, the Funds will hold securities or futures positions whose values are expected to offset ("cover") its obligations thereunder. The Funds will not enter into a hedging strategy that exposes the Funds to an obligation to another party unless it owns either (1) an offsetting ("covered") position in securities or futures contracts, or (2) cash and liquid securities with a value sufficient at all times to cover its potential obligations. The Funds will comply with guidelines established by the SEC with respect to coverage of hedging strategies by mutual funds and, if required, will set aside cash and liquid securities in a segregated account with its custodian in the prescribed amount. Securities or futures positions used for cover and assets held in a segregated account cannot be sold or closed out while the hedging strategy is outstanding unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of each Fund's assets could impede portfolio management and decrease a Fund's liquidity.

      FUTURES  GUIDELINES.  In view  of the  risks  involved  in  using  futures
strategies  described  above,  each  Fund's  Board  may  adopt   non-fundamental
investment guidelines to govern the Fund's use of such investments that may be modified by the Board without shareholder vote. In the event that the Fund enters into futures contracts or options thereon other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the in-the-money amount for options that are in-the-money at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any contracts into which the Fund was entered. This policy does not limit the Fund's assets at risk to 5%.

      SPECIAL CHARACTERISTICS AND RISKS OF FUTURES TRADING. No price is paid upon entering into futures contracts. Instead, upon entering into a futures contract, the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker through which the transaction is effected an amount of cash, U.S. Government securities or other liquid, high-grade debt instruments generally equal to 10% or less of the contract value. This amount is known as "initial margin." Initial margin on futures contracts is in the nature of a performance bond or good-faith deposit that is returned to the Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of the Fund's obligation to or from a clearing organization. The Fund is also obligated to make initial and variation margin payments when it writes options on futures contracts.

      Holders and writers of futures positions can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing, respectively, a futures position with the same terms as the position held or written. Positions in futures contracts thereon may be closed only on an exchange or board of trade providing a secondary market for such futures or options.

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for the Fund to close a position and, in the event of adverse price movements the Fund would have to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

      Successful use by the Fund of futures contracts will depend upon the Adviser's ability to predict movements in the direction of the overall interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not to the current price level of the underlying instrument but to the anticipated levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in prices of the securities being hedged. In addition, if the Fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect the rising market. Consequently, the Fund may need to sell assets at a time when such sales are disadvantageous to the Fund. If the price of the futures contract moves more than the price of the underlying securities, the Fund will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

      In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities because of price distortions in the futures market. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term.

      Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be a liquid secondary market, there is no assurance that such a market will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make variation margin payments.

      Each Fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions; however, each Fund also may save on commissions by using futures as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.


                             INVESTMENT RESTRICTIONS

      The investment restrictions set forth below have been adopted by the respective Fund and, unless identified as non-fundamental policies, may not be changed without the affirmative vote of a majority of the outstanding voting securities of that Fund. As provided in the Investment Company Act of 1940, as amended ("1940 Act"), a "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of a particular Fund's assets will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by such Fund at the time it purchases any security.



GOVERNMENT FUND will not:
---------------

      (1) Borrow money, except as a temporary or emergency measure in an amount not to exceed 5% of the value of its assets.

      (2) Pledge assets, except that the Fund may pledge its assets to secure borrowings made in accordance with paragraph (1) above, provided the Fund maintains asset coverage of at least 300% for pledged assets.

      (3) Make loans, except by purchase of debt obligations and through repurchase agreements. However, the Fund's Board of Directors may, on the request of broker-dealers or other institutional investors which they deem qualified, authorize the Fund to loan securities to cover the borrower's short position; provided, however, the borrower pledges to the Fund and agrees to maintain at all times with the Fund cash collateral equal to not less than 100% of the value of the securities loaned, the loan is terminable at will by the Fund, the Fund receives interest on the loan as well as any distributions upon the securities loaned, the Fund retains voting rights associated with the securities, the Fund pays only reasonable custodian fees in connection with the loan, and the Adviser monitors the creditworthiness of the borrower throughout the life of the loan; provided further, that such loans will not be made if the value of all loans, repurchase agreements with more then seven days to maturity, and other illiquid assets is greater than an amount equal to 15% of the Fund's net assets.

      (4) Purchase, with respect to only 75% of the Fund's assets, the securities of any issuer (other than U.S. Government Obligations (as defined in the Prospectus)) if, as a result thereof, (a) more than 5% of the Fund's total assets (taken at current value) would be invested in the securities of such issuer, or (b) the Fund would hold more than 10% of any class of securities (including any class of voting securities) of such issuer (for this purpose, all debt obligations of an issuer maturing in less than one year are treated as a single class of securities).

      (5) Purchase the securities of an issuer if such purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets to be invested in securities of issuers which, including predecessors, have a record of less than three years' continuous operation.

      (6) Concentrate its investments in any particular industry.

      (7) Purchase securities on margin; except that the Fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities. (The deposit or payment by the Fund of initial or variation margin in connection with interest rate futures contracts or related options transactions is not considered the purchase of a security on margin.)

      (8) Write put or call options; except that the Fund may write options with respect to U.S. Government Obligations (as defined in the Prospectus) and interest rate futures contracts. Notwithstanding the foregoing, a non-fundamental investment restriction, adopted by the Fund's Board of Directors, prohibits the Fund from engaging in any option transactions.

      (9) Make short sales of securities.

      (10) Issue senior securities.

      (11) Purchase the securities of other investment trusts, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

      (12) Underwrite securities issued by other persons except to the extent that, in connection with this disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

      (13) Buy or sell real estate, (unless acquired as a result of ownership of securities) or interests in oil, gas or mineral exploration; provided, however, the Fund may invest in securities secured by real estate or interests in real estate.

      (14) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell interest rate futures contracts and related options.

      The Fund has adopted the following non-fundamental investment restriction, which may be changed without shareholder approval. This restriction provides that the Fund will not:

      Purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors, or the Fund's investment adviser acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.

INVESTMENT GRADE FUND will not:
---------------------

      (1) Make short sales of securities "against the box" in excess of 10% of the Fund's total assets.

      (2) Issue senior securities, as defined in the 1940 Act, or borrow money, except that the Fund may borrow money from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

      (3) Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (1) as to 75% of the Fund's total assets (taken at current value), more than 5% of such assets would then be invested in securities of a single issuer, or (2) 25% or more of the Fund's total assets (taken at current value) would be invested in a single industry.

      (4) Purchase more than 10% of the outstanding voting securities of any one issuer or more than 10% of any class of securities of one issuer (all debt and all preferred stock of an issuer are each considered a single class for this purpose).

      (5) Pledge, mortgage or hypothecate any of its assets, except that the Fund may pledge its assets to secure borrowings made in accordance with paragraph (2) above, provided the Fund maintains asset coverage of at least 300% for all such borrowings.

      (6) Concentrate its investments in any particular industry.

      (7) Purchase or sell commodities or commodity contracts or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and interests in real estate investment trusts. However, this restriction will not preclude bona fide hedging transactions, including the purchase and sale of futures contracts and related options.

      (8) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

      (9) Make investments for the purpose of exercising control or management.

      (10) Purchase any securities on margin (although the Fund may obtain such short-term credit as may be necessary for the purchases and sales of its portfolio securities).

      (11) Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objective and policies, (b) through the lending of its portfolio securities, or (c) to the extent a repurchase agreement is deemed a loan.

      (12) Purchase or sell portfolio securities from or to the Adviser or any director, officer or Trustee thereof or of Series Fund, as principals.

      (13) Invest in any securities of any issuer if, to the knowledge of Series Fund, any officer, director or Trustee of Series Fund or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors or Trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

      The following investment restriction is not fundamental and may be changed without shareholder approval. The investment restriction provides that the Fund will not:

      Invest more than 15% of its assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale. Securities that have legal or contractual restrictions as to resale but have a readily available market are not deemed illiquid for purposes of this limitation; the Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Trustees.

HIGH YIELD FUND will not:
---------------

      (1) Borrow money, except from banks and only for temporary or emergency purposes and then in amounts not in excess of 5% of its total assets.

      (2) Engage in "short sales" in excess of 10% of the Fund's total assets.

      (3) Pledge, mortgage or hypothecate any of its assets, except that the Fund may pledge its assets to secure borrowings made in accordance with paragraphs (1) and (2) above and for margin to secure its obligations under interest rate futures contracts, provided the Fund maintains asset coverage of at least 300% for pledged assets.

      (4) Make loans, except by purchase of debt obligations and through repurchase agreements. However, the Board of Directors may, on the request of broker-dealers or other institutional investors which they deem qualified, authorize the Fund to loan securities to cover the borrower's short position; provided, however, the borrower pledges to the Fund and agrees to maintain at all times with the Fund cash collateral equal to not less than 100% of the value of the securities loaned, the loan is terminable at will by the Fund, the Fund receives interest on the loan as well as any distributions upon the securities loaned, the Fund retains voting rights associated with the securities, the Fund pays only reasonable custodian fees in connection with the loan, and the Adviser monitors the creditworthiness of the borrower throughout the life of the loan; provided further, that such loans will not be made if the value of all repurchase agreements with more than seven days to maturity, and other illiquid assets is greater than an amount equal to 15% of the Fund's net assets.

      (5) With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

      (6) Purchase the securities of an issuer if such purchase, at the time thereof, would cause more than 5% value of the Fund's total assets to be invested in securities of issuers which, including predecessors, have a record of less than three years' continuous operation.

      (7) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under Federal securities laws.

      (8) Purchase or sell real estate or commodities or commodity contracts. However, the Fund may purchase interests in real estate investment trusts whose securities are registered under the Act and are readily marketable and may invest in interest rate futures contracts and options thereon (provided the margin required does not violate the investment restrictions pertaining to pledging assets).

      (9) Invest in companies for the purpose of exercising control or management.

      (10) Invest in securities of other investment companies, except in connection with a merger of another investment company.

      (11) Purchase any securities on margin (however, the Fund's engaging in "hedging transactions" and the margins required thereon shall not be considered a violation of this provision).

      (12) Purchase or retain securities of any issuer if any officer or Director of the Fund or the Adviser owns beneficially more than 1/2 of 1% of the securities of such issuer or if all such officers and Directors together own more than 5% of the securities of such issuer.

      (13) Invest 25% or more of the value of its total assets in a particular industry at any one time.

      (14) Invest more than 5% of the value of its net assets in warrants, with no more than 2% in warrants not listed on either the New York or American Stock Exchange.

      (15) Purchase or sell portfolio securities from or to the Adviser or any Director or officer thereof or of the Fund, as principals.

      (16) Invest more than 15% of the value of its total assets, at the time of purchase, in deep discount securities of companies that are financially troubled, in default or in bankruptcy or reorganization.

      (17) Issue senior securities.

      (18) Invest any of its assets in interests in oil, gas or other mineral exploration or development programs, or in puts, calls, straddles or any combination thereof.

      (19) Invest more than 10% of its net assets in when-issued securities at the time such purchase is made.

      The Fund has adopted the following non-fundamental investment restriction which may be changed without shareholder approval. This investment restriction provides that the Fund will not:

      Purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors, or the Fund's investment adviser acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.

FUND FOR INCOME will not:
---------------

      (1) Borrow money except from banks and only for temporary or emergency purposes and then in amounts not in excess of 5% of its total assets taken at cost or value, whichever is the lesser.

      (2) Make loans to other persons except that the Board of Directors may, on the request of broker-dealers or other institutional investors that it deems qualified, authorize the Fund to lend securities for the purpose of covering short positions of the borrower, but only when the borrower pledges cash collateral to the Fund and agrees to maintain such collateral so that it amounts at all times to at least 100% of the value of the securities. Such security loans will not be made if as a result the aggregate of such loans exceeds 10% of the value of the Fund's total assets. The Fund may terminate such loans at any time and vote the proxies if a material event affecting the investment is about to occur. The market risk applicable to any security loaned remains a risk of the Fund. The borrower must add to collateral whenever the market value of the securities rises above the level of such collateral. The primary objective of such loaning function is to supplement the Fund's income through investment of the cash collateral in short-term interest-bearing obligations. The purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan.

      (3) With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

      (4) Invest more than 5% of the value of its total assets in securities of issuers, including the operations of predecessors, that have been in business for less than three years.

      (5) Invest 25% or more of the value of its total assets in a particular industry at one time.

      (6) Underwrite securities of other issuers, except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under Federal securities laws.

      (7) Purchase or sell real estate or commodities or commodity contracts. However, the Fund may purchase interests in real estate investment trusts whose securities are registered under the 1933 Act and are readily marketable.

      (8) Invest in companies for the purpose of exercising control or management.

      (9) Invest in securities of other investment companies, except in connection with a merger of another investment company.

      (10) Purchase any securities on margin or sell any securities short.

      (11) Purchase or retain securities of any issuer if any officer or Director of the Fund or the Adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

      (12) Purchase or sell portfolio securities from or to the Adviser or any Director or officer thereof or of the Fund, as principals.

      (13) Issue senior securities.

      The  Fund   has   adopted   the   following   non-fundamental   investment
restrictions,   which  may  be  changed  without  shareholder  approval.   These
investment restrictions provide that the Fund will not:

      (1) Purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors, or the Fund's investment adviser acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.

      (2) Pledge, mortgage or hypothecate any of its assets, except that the Fund may pledge its assets to secure borrowings made in accordance with fundamental investment restriction (1) above, provided the Fund maintains asset coverage of at least 300% for all such borrowings.


                               PORTFOLIO TURNOVER

      Although each Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to high transaction costs and may result in a greater number of taxable transactions. See "Allocation of Portfolio Brokerage." For the fiscal years ended September 30, 1998 and September 30, 1999, HIGH YIELD FUND'S portfolio turnover rate was 20% and 30%, respectively, FUND FOR INCOME'S portfolio turnover rate was 28% and 28%, respectively, GOVERNMENT FUND'S portfolio turnover rate was 62% and 99%, and INVESTMENT GRADE'S portfolio turnover rate was 49% and 18%.


                         DIRECTORS/TRUSTEES AND OFFICERS

      Each Fund's Board of Directors, as part of its overall management responsibility, oversees various organizations responsible for that Fund's day-to-day management. The following table lists the Directors and executive officers of Government Fund, Investment Grade Fund, Fund For Income, and/or High Yield Fund, their age, business address and principal occupations during the past five years. Unless otherwise noted, an individual's business address is 95 Wall Street, New York, New York 10005.

GLENN O. HEAD*+ (74), President and Director. Chairman of the Board and Director, Administrative Data Management Corp. ("ADM"), FIMCO, Executive Investors Management Company, Inc. ("EIMCO"), First Investors Asset Management Company, Inc. ("FIAMCO"), First Investors Corporation ("FIC"), Executive Investors Corporation ("EIC") and First Investors Consolidated Corporation ("FICC").

JAMES J. COY (85),  Emeritus  Director,  90 Buell Lane, East Hampton,  NY 11937.
Retired;  formerly  Senior  Vice  President,   James  Talcott,  Inc.  (financial
institution).

KATHRYN S. HEAD*+ (44), Director, 581 Main Street, Woodbridge, NJ 07095. President and Director, FICC, ADM and FIMCO; Vice President and Director, FIC and EIC; President EIMCO; Chairman, President and Director, First Financial Savings Bank, S.L.A.

LARRY R. LAVOIE* (52) Director. Assistant Secretary, ADM, EIC, EIMCO, FIAMCO, FICC, and FIMCO; President, FIAMCO; Secretary and General Counsel, FIC.

REX R. REED** (77), Director, 259 Governors Drive, Kiawah Island, SC 29455. Retired; formerly Senior Vice President, American Telephone & Telegraph Company.

HERBERT  RUBINSTEIN**  (78),  Director,   695  Charolais  Circle,   Edwards,  CO
81632-1136. Retired; formerly President, Belvac International Industries, Ltd. and President, Central Dental Supply.

NANCY SCHAENEN** (68), Director, 56 Midwood Terrace, Madison, NJ 07940. Trustee, Drew University and DePauw University.

JAMES M. SRYGLEY** (67), Director, 39 Hampton Road, Chatham, NJ 07928. Principal, Hampton Properties, Inc. (property investment company).

JOHN T. SULLIVAN* (67), Director and Chairman of the Board; Director, FIMCO, FIC, FICC and ADM; Of Counsel, Hawkins, Delafield & Wood, Attorneys.

ROBERT F. WENTWORTH** (70), Director, 217 Upland Downs Road, Manchester Center, VT 05255. Retired; formerly financial and planning executive with American Telephone & Telegraph Company.

JOSEPH I. BENEDEK (42), Treasurer and Principal Accounting Officer, 581 Main Street, Woodbridge, NJ 07095. Treasurer, FIMCO, EIMCO and FIAMCO.

CONCETTA DURSO (64), Vice President and Secretary. Vice President, FIMCO, EIMCO and ADM; Assistant Vice President and Assistant Secretary, FIC and EIC.

NANCY W. JONES (55), Vice President, FUND FOR INCOME and HIGH YIELD FUND. Vice President, First Investors Asset Management Company, Inc., Executive Investors Trust, First Investors Series Fund, and First Investors Special Bond Fund, Inc.; Portfolio Manager, FIMCO.

GEORGE V. GANTER (47), Vice President, INVESTMENT GRADE FUND. Vice President, First Investors Asset Management Company, Inc.; Portfolio Manager, FIMCO.

CLARK D. WAGNER (40), Vice President, GOVERNMENT FUND and INVESTMENT GRADE FUND. Vice President, First Investors Multi-State Insured Tax Free Fund, Executive Investors Trust, First Investors Series Fund, First Investors New York Insured Tax Free Fund, Inc. and First Investors Government Fund, Inc.; Chief Investment Officer, FIMCO.


* These Directors may be deemed to be "interested persons," as defined in the 1940 Act.
** These Directors are members of the Board's Audit Committee.
+  Mr. Glenn O. Head and Ms. Kathryn S. Head are father and daughter.

      The Directors and officers, as a group, owned less than 1% of either Class A or Class B shares of each Fund.

      All of the officers and Directors, except for Ms. Jones, Mr. Ganter and Mr. Wagner, hold identical or similar positions with the other registered investment companies in the First Investors Family of Funds. Mr. Head is also an officer and/or Director of First Investors Asset Management Company, Inc., First Investors Credit Funding Corporation, First Investors Leverage Corporation, First Investors Realty Company, Inc., First Investors Resources, Inc., N.A.K. Realty Corporation, Real Property Development Corporation, Route 33 Realty Corporation, First Investors Life Insurance Company, First Financial Savings Bank, S.L.A., First Investors Credit Corporation and School Financial Management Services, Inc. Ms. Head is also an officer and/or Director of First Investors Life Insurance Company, First Investors Credit Corporation, School Financial Management Services, Inc., First Investors Credit Funding Corporation, N.A.K. Realty Corporation, Real Property Development Corporation, First Investors Leverage Corporation and Route 33 Realty Corporation.

      The following table lists compensation paid to the Directors of each Fund for the fiscal year ended September 30, 1999.



                                                                                     TOTAL
                         AGGREGATE      AGGREGATE      AGGREGATE      AGGREGATE      COMPENSATION
                         COMPENSATION   COMPENSATION   COMPENSATION   COMPENSATION   FROM FIRST
DIRECTOR                 FROM           FROM           FROM           FROM           INVESTORS
--------                 HIGH           FUND FOR       GOVERNMENT     INVESTMENT     FAMILY OF
                         YIELD          INCOME**       FUND**         GRADE          FUNDS PAID
                         FUND**                                       FUND**         TO DIRECTOR+
                         ------------   ------------   ------------   ------------   ------------



James J. Coy*            $0             $0             $0             $0             $0

Glenn O. Head            $0             $0             $0             $0             $0

Kathryn S. Head          $0             $0             $0             $0             $0

Larry R. Lavoie          $0             $0             $0             $0             $0

Rex R. Reed              $1,800         $2,400         $1,800         $1,200         $41, 695

Herbert Rubinstein       $1,800         $2,400         $1,800         $1,200         $41, 695

James M. Srygley         $1,800         $2,400         $1,800         $1,200         $41, 695

John T. Sullivan         $0             $0             $0             $0             $0

Robert F. Wentworth      $1,800         $2,400         $1,800         $1,200         $41, 695

Nancy Schaenen           $1,800         $2,400         $1,800         $1,200         $41, 695

-------------
* On March 27, 1997, Mr. Coy resigned as a Director of the Funds. Mr. Coy currently serves as an emeritus Director.
** Compensation to officers, interested Directors of the Funds and the emeritus Director is paid by the Adviser.
+ The First Investors Family of Funds consist of 15 separate registered investment companies. The total compensation shown in this column is for the twelve month period ended September 30, 1999.

                                   MANAGEMENT

      Investment advisory services to each Fund are provided by First Investors Management Company, Inc. pursuant to separate Investment Advisory Agreements (each, an "Advisory Agreement") dated June 13, 1994. Each Advisory Agreement was approved by the Board of the applicable Fund, including a majority of the Directors who are not parties to such Fund's Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party ("Independent Directors"), in person at a meeting called for such purpose and by a majority of the public shareholders of the applicable Fund.

      Pursuant to each Advisory Agreement, FIMCO shall supervise and manage each Fund's investments, determine each Fund's portfolio transactions and supervise all aspects of each Fund's operations, subject to review by the applicable Fund's Directors. Each Advisory Agreement also provides that FIMCO shall provide the applicable Fund with certain executive, administrative and clerical personnel, office facilities and supplies, conduct the business and details of the operation of such Fund and assume certain expenses thereof, other than obligations or liabilities of such Fund. Each Advisory Agreement may be terminated at any time without penalty by the applicable Fund's Directors or by a majority of the outstanding voting securities of such Fund, or by FIMCO, in each instance on not less than 60 days' written notice, and shall automatically terminate in the event of its assignment (as defined in the 1940 Act). Each Advisory Agreement also provides that it will continue in effect, with respect to the applicable Fund, for a period of over two years only if such continuance is approved annually either by such Fund's Directors or by a majority of the outstanding voting securities of such Fund, and, in either case, by a vote of a majority of such Fund's Independent Directors voting in person at a meeting called for the purpose of voting on such approval.

      Under each Advisory Agreement, the applicable Fund is obligated to pay the Adviser an annual fee, paid monthly, according to the following schedules:

                                 HIGH YIELD FUND
                                                                        Annual
AVERAGE DAILY NET ASSETS                                                 RATE
------------------------                                                ------
Up to $200 million....................................................   1.00%
In excess of $200 million up to $500 million..........................   0.75
In excess of $500 million up to $750 million..........................   0.72
In excess of $750 million up to $1.0 billion..........................   0.69
Over $1.0 billion.....................................................   0.66

                                 FUND FOR INCOME
                                                                        Annual
AVERAGE DAILY NET ASSETS                                                 RATE
------------------------                                                ------
Up to $250 million....................................................   0.75%
In excess of $250 million up to $500 million..........................   0.72
In excess of $500 million up to $750 million..........................   0.69
Over $750 million.....................................................   0.66

                                 GOVERNMENT FUND
                                                                        Annual
AVERAGE DAILY NET ASSETS                                                 RATE
------------------------                                                ------
Up to $200 million...................................................    1.00%
In excess of $200 million up to $500 million.........................    0.75
In excess of $500 million up to $750 million.........................    0.72
In excess of $750 million up to $1.0 billion.........................    0.69
Over $1.0 billion....................................................    0.66

                              INVESTMENT GRADE FUND
                                                                        Annual
AVERAGE DAILY NET ASSETS                                                 RATE
------------------------                                                ------
Up to $300 million.................................................      0.75%
In excess of $300 million up to $500 million.......................      0.72
In excess of $500 million up to $750 million.......................      0.69
Over $750 million..................................................      0.66


      For the fiscal years ended December 31, 1997 and September 30, 1998 and 1999, HIGH YIELD FUND paid the Adviser $1,674,251, $1,212,262 and $1,499,122, respectively, in advisory fees. For the same periods, the Adviser voluntarily waived $400,000, $375,000 and $495,021, respectively, in advisory fees. For the fiscal years ended December 31, 1997 and September 30, 1998 and 1999, FUND FOR INCOME paid the Adviser $3,217,285, $2,448,268 and $3,121,524, respectively, in advisory fees. For the fiscal years ended December 31, 1997 and September 30, 1998 and 1999, GOVERNMENT FUND paid the Adviser $1,241,821, $810,988 and
$951,583, respectively, in advisory fees. For these same time periods, the Adviser voluntarily waived $532,208, $436,686 and $600,530, respectively, in advisory fees. For the fiscal years ended December 31, 1997 and September 30, 1998 and 1999, INVESTMENT GRADE paid the Adviser $307,123, $226,719 and $338,731, respectively, in advisory fees. For the same periods, the Adviser voluntarily waived $47,250, $56,680 and $84,683, respectively, in advisory fees. In addition, for the same periods the Adviser voluntarily assumed expenses in the amount of $105,581, $58,718 and $72,220, respectively.

      Each Fund bears all expenses of its operations other than those assumed by the Adviser or Underwriter under the terms of its advisory or underwriting agreements. Fund expenses include, but are not limited to: the advisory fee; shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of communicating to existing shareholders, including preparing, printing and mailing prospectuses and shareholder reports to such shareholders; and proxy and shareholder meeting expenses.

      The Adviser has an Investment Committee composed of Dennis T. Fitzpatrick, George V. Ganter, Michael Deneka, David Hanover, Glenn O. Head, Kathryn S. Head, Nancy W. Jones, Michael O'Keefe, Patricia D. Poitra, Clark D. Wagner, and Matthew Wright. The Committee usually meets weekly to discuss the composition of the portfolio of each Fund and to review additions to and deletions from the portfolios.

      First Investors Consolidated Corporation ("FICC") owns all of the voting common stock of the Adviser and all of the outstanding stock of First Investors Corporation and the Funds' transfer agent. Mr. Glenn O. Head controls FICC and, therefore, controls the Adviser.


                                   UNDERWRITER

      Each Fund has entered into an Underwriting Agreement ("Underwriting Agreement") with First Investors Corporation ("Underwriter" or "FIC") which requires the Underwriter to use its best efforts to sell shares of the Funds. Each Underwriting Agreement was approved by the applicable Fund's Board, including a majority of the Independent Directors. Each Underwriting Agreement provides that it will continue in effect from year to year only so long as such continuance is specifically approved at least annually by the applicable Fund's Board or by a vote of a majority of the outstanding voting securities of such Fund, and in either case by the vote of a majority of such Fund's Independent Directors, voting in person at a meeting called for the purpose of voting on such approval. Each Underwriting Agreement will terminate automatically in the event of its assignment.

      For the fiscal years ended December 31, 1997 and September 30, 1998 and 1999, FIC received underwriting commissions with respect to HIGH YIELD FUND of $466,862, $383,388 and $279,503, respectively. For the same periods, FIC reallowed an additional $133,969, $60,089 and $54,481, respectively, to unaffiliated dealers. For the fiscal years ended December 31, 1997 and September 30, 1998 and 1999, FIC received underwriting commissions with respect to FUND FOR INCOME of $472,941, $503,910 and $750,061, respectively. For the same periods, FIC reallowed an additional $60,576, $102,233 and $137,914, respectively, to unaffiliated dealers. For the fiscal years ended December 31, 1997 and September 30, 1998 and 1999, FIC received underwriting commissions with respect to GOVERNMENT FUND of $176,381, $127,799 and $177,774, respectively. For the same periods, FIC reallowed an additional $8,095, $8,072 and $4,677, respectively, to unaffiliated dealers. For the fiscal years ended December 31, 1997 and September 30, 1998 and 1999, FIC received underwriting commissions with respect to INVESTMENT GRADE FUND of $223,846, $229,010 and $371,329. For the same periods, FIC reallowed an additional $1, $6,498 and $13,926, respectively, to unaffiliated dealers.


                               DISTRIBUTION PLANS

      Each Fund has adopted a separate plan of distribution for each class of its shares pursuant to Rule 12b-1 under the 1940 Act ("Class A Plan" and "Class B Plan" and, collectively, "Plans"). Under the Plans, each Fund may reimburse or compensate, as applicable, the Underwriter for certain expenses incurred in the distribution of that Fund's shares and the servicing or maintenance of existing Fund shareholder accounts. Each Class B Plan is a compensation plan. Each Class A Plan is a reimbursement plan, except for Investment Grade Fund Class A Plan which is a compensation plan.

      Each Plan was approved by the applicable Fund's Board, including a majority of the Independent Directors, and by a majority of the outstanding voting securities of the relevant class of such Fund. Each Plan will continue in effect from year to year as long as its continuance is approved annually be either the applicable Fund's Board or by a vote of a majority of the outstanding voting securities of the relevant class of shares of such Fund. In either case, to continue, each Plan must be approved by the vote of a majority of the Independent Directors of the applicable Fund. Each Fund's Board reviews quarterly and annually a written report provided by the Treasurer of the amounts expended under the applicable Plan and the purposes for which such expenditures were made. While each Plan is in effect, the selection and nomination of the applicable Fund's Independent Directors will be committed to the discretion of such Independent Directors then in office.

      Each Plan can be terminated at any time by a vote of a majority of the applicable Fund's Independent Directors or by a vote of a majority of the outstanding voting securities of the relevant class of shares of such Fund. Any change to any Plan that would materially increase the costs to that class of shares of a Fund may not be instituted without the approval of the outstanding voting securities of that class of shares of such Fund as well as any class of shares that converts into that class. Such changes also require approval by a majority of the applicable Fund's Independent Directors.

      In adopting each Plan, the Board of each Fund considered all relevant information and determined that there is a reasonable likelihood that each Plan will benefit each Fund and their class of shareholders. The Boards believe that amounts spent pursuant to each Plan have assisted each Fund in providing ongoing servicing to shareholders, in competing with other providers of financial services and in promoting sales, thereby increasing the net assets of each Fund.

      In reporting amounts expended under the Plans to the Directors, in the event that the expenses are not related solely to one class, FIMCO will allocate expenses attributable to the sale of each class of a Fund's shares to such class based on the ratio of sales of such class to the sales of both classes of shares. The fees paid by one class of a Fund's shares will not be used to subsidize the sale of any other class of the Fund's shares.

      For the fiscal year ended September 30, 1999, HIGH YIELD FUND, FUND FOR INCOME, GOVERNMENT FUND AND INVESTMENT GRADE FUND paid $571,559, $1,234,576, $400,309 and $149,689, respectively, pursuant to their respective Class A Plan. For the same period, the Underwriter incurred the following Class A Plan-related expenses with respect to each Fund:

                       COMPENSATION TO    COMPENSATION TO    COMPENSATION TO
FUND                     UNDERWRITER         DEALERS         SALES PERSONNEL
----                     -----------         -------         ---------------

HIGH YIELD FUND            $474,253           $2,152                $92,665
FUND FOR INCOME            $829,266           $3,952                $395,787
GOVERNMENT FUND            $234,108              $61                $164,564
INVESTMENT GRADE FUND       $92,861             $504                 $55,652


      For the fiscal year ended September 30, 1999, HIGH YIELD FUND, FUND FOR INCOME, GOVERNMENT FUND AND INVESTMENT GRADE FUND paid $94,087, $116,392, $30,974 and $65,580, respectively, pursuant to their respective Class B Plan. For the same period, the Underwriter incurred the following Class B Plan-related expenses with respect to each Fund:


                       COMPENSATION TO    COMPENSATION TO    COMPENSATION TO
FUND                     UNDERWRITER         DEALERS         SALES PERSONNEL
----                     -----------         -------         ---------------


HIGH YIELD FUND             $85,346           $2,944                 $5,319
FUND FOR INCOME             $79,071          $34,618                 $1,999
GOVERNMENT FUND             $26,947              $22                 $3,858
INVESTMENT GRADE FUND       $61,251             $771                 $3,184


      DEALER CONCESSIONS. With respect to Class A shares of each Fund, the Fund will reallow a portion of the sales load to the dealers selling the shares as shown in the following table:

                                 SALES CHARGES AS % OF            CONCESSION TO
                               OFFERING       NET AMOUNT          DEALERS AS
AMOUNT OF INVESTMENT              PRICE       INVESTED            OFFERING PRICE
--------------------              -----       --------            --------------
Less than $25,000..............    6.25%        6.67%                  5.13%
$25,000 but under $50,000......    5.75         6.10                   4.72
$50,000 but under $100,000.....    5.50         5.82                   4.51
$100,000 but under $250,000....    4.50         4.71                   3.69
$250,000 but under $500,000....    3.50         3.63                   2.87
$500,000 but under $1,000,000..    2.50         2.56                   2.05


                        DETERMINATION OF NET ASSET VALUE

      Except as provided herein, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter ("OTC") market (including securities listed on exchanges whose primary market is believed to be
OTC) are valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Securities may also be priced by pricing services. Pricing services use quotations obtained from investment dealers or brokers for the particular securities being evaluated, information with respect to market transactions in comparable securities and other available information in determining value. Short-term debt securities that mature in 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available and other assets are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the applicable Fund's officers in a manner specifically authorized by the applicable Fund's Board of Directors.

      "When-issued securities" are reflected in the assets of a Fund as of the date the securities are purchased. Such investments are valued thereafter at the mean between the most recent bid and asked prices obtained from recognized dealers in such securities or by the pricing services. For valuation purposes, quotations of foreign securities in foreign currencies are converted into U.S. dollar equivalents using the foreign exchange equivalents in effect.

      Each Fund's Board may suspend the determination of a Fund's net asset value per share for the whole or any part of any period (1) during which trading on the New York Stock Exchange ("NYSE") is restricted as determined by the SEC or the NYSE is closed for other than weekend and holiday closings, (2) during which an emergency, as defined by rules of the SEC in respect to the U.S. market, exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (3) for such other period as the SEC has by order permitted.

      EMERGENCY PRICING PROCEDURES. In the event that the Funds must halt operations during any day that they would normally be required to price under Rule 22c-1 under the 1940 Act due to an emergency ("Emergency Closed Day"), the Funds will apply the following procedures:

      1. The Funds will make every reasonable effort to segregate orders received on the Emergency Closed Day and give them the price that they would have received but for the closing. The Emergency Closed Day price will be calculated as soon as practicable after operations have resumed and will be applied equally to sales, redemptions and repurchases that were in fact received in the mail or otherwise on the Emergency Closed Day.

      2. For purposes of paragraph 1, an order will be deemed to have been received by the Funds on an Emergency Closed Day, even if neither the Funds nor the Transfer Agent is able to perform the mechanical processing of pricing on that day, under the following circumstances:

           (a) In the case of a mail order the order will be considered received by a Fund when the postal service has delivered it to FIC's Woodbridge offices prior to the close of regular trading on the NYSE; and

           (b) In the case of a wire order, including a Fund/SERV order, the order will be considered received when it is received in good form by a FIC branch office or an authorized dealer prior to the close of regular trading on the NYSE.

      3. If the Funds are unable to segregate orders received on the Emergency Closed Day from those received on the next day the Funds are open for business, the Funds may give all orders the next price calculated after operations resume.

      4. Notwithstanding the foregoing, on business days in which the NYSE is not open for regular trading, the Funds may determine not to price their portfolio securities if such prices would lead to a distortion of the NAV, for the Funds and their shareholders.


                        ALLOCATION OF PORTFOLIO BROKERAGE

      The Adviser may purchase or sell portfolio securities on behalf of the Fund in agency or principal transactions. In agency transactions, the Fund generally pays brokerage commissions. In principal transactions, the Fund generally does not pay commissions, however the price paid for the security may include an undisclosed dealer commission or "mark-up" or selling concessions. The Adviser normally purchases fixed-income securities on a net basis from primary market makers acting as principals for the securities. The Adviser may purchase certain money market instruments directly from an issuer without paying commissions or discounts. The Adviser may also purchase securities traded in the OTC market. As a general practice, OTC securities are usually purchased from market makers without paying commissions, although the price of the security usually will include undisclosed compensation. However, when it is advantageous to the Fund the Adviser may utilize a broker to purchase OTC securities and pay a commission.

      In purchasing and selling portfolio securities on behalf of the Fund, the Adviser will seek to obtain best execution. The Fund may pay more than the lowest available commission in return for brokerage and research services. Additionally, upon instruction by the Board, the Adviser may use dealer concessions available in fixed-priced underwritings to pay for research and other services. Research and other services may include information as to the availability of securities for purchase or sale, statistical or factual information or opinions pertaining to securities, reports and analysis concerning issuers and their creditworthiness, and Lipper's Directors' Analytical Data concerning Fund performance and fees. The Adviser generally uses the research and other services to service all the funds in the First Investors Family of Funds, rather than the particular Funds whose commissions may pay for research or other services. In other words, a Fund's brokerage may be used to pay for a research service that is used in managing another Fund within the First Investor Fund Family. The Lipper's Directors' Analytical Data is used by the Adviser and the Fund Board to analyze a fund's performance relative to other comparable funds.

      In selecting the broker-dealers to execute the Fund's portfolio transactions, the Adviser may consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the trading characteristics of the security involved, the difficulty in executing the order, the research and other services provided, the expertise, reputation and reliability of the broker-dealer, access to new offerings, and other factors bearing upon the quality of the execution. The Adviser does not place portfolio orders with an affiliated broker, or allocate brokerage commission business to any broker-dealer for distributing fund shares. Moreover, no broker-dealer affiliated with the Adviser participates in commissions generated by portfolio orders placed on behalf of the Fund.

      The Adviser may combine transaction orders placed on behalf of a Fund and any other Fund in the First Investors Group of Funds, any fund of Executive Investors Trust and First Investors Life Insurance Company, affiliates of the Funds, for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price; and where appropriate, securities purchased or sold may be allocated in accordance with written procedures approved by each Fund's Board of Directors.

      For the fiscal year ended December 31, 1997, HIGH YIELD FUND paid $2,359 in brokerage commissions, all of which was paid to brokers who furnished research services on portfolio transactions in the amount of $385,732. For the fiscal year ended December 31, 1997, FUND FOR INCOME paid $1,200 in brokerage commissions, all of which was paid to brokers who furnished research services on portfolio transactions in the amount of $538,470. For the fiscal year ended December 31, 1997, GOVERNMENT FUND did not pay any brokerage commissions. For the fiscal year ended December 31, 1997, INVESTMENT GRADE FUND did not pay any brokerage commissions.

      For the fiscal year ended September 30, 1998, HIGH YIELD FUND paid $1,071 in brokerage commissions, all of which was paid to brokers who furnished research services on portfolio transactions in the amount of $100,312. For the fiscal year ended September 30, 1998, FUND FOR INCOME paid $4,005 in brokerage commissions of which $2,723 was paid to brokers who furnished research services on portfolio transactions in the amount of $463,349. For the fiscal year ended September 30, 1998, GOVERNMENT FUND did not pay any brokerage commissions. For the fiscal year ended September 30, 1998, INVESTMENT GRADE FUND did not pay any brokerage commissions.

      For the fiscal year ended September 30, 1999, HIGH YIELD FUND paid $2,567 in brokerage commissions $767 of which was paid to brokers who furnished research services on portfolio transactions in the amount of $296,180. For the fiscal year ended September 30, 1999, FUND FOR INCOME paid $218 in brokerage commissions, all of which was paid to brokers who furnished research services on portfolio transactions in the amount of $64,486. For the fiscal year ended September 30, 1999, GOVERNMENT FUND did not pay any brokerage commissions. For the fiscal year ended September 30, 1999, INVESTMENT GRADE FUND did not pay any brokerage commissions.


                   PURCHASE, REDEMPTION AND EXCHANGE OF SHARES

      Information regarding the purchase, redemption and exchange of Fund shares is contained in the Shareholder Manual, a separate section of the SAI that is a distinct document and may be obtained free of charge by contacting your Fund.

      REDEMPTIONS-IN-KIND. If each Fund's Board should determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the Fund. If shares are redeemed in kind, the redeeming shareholder will likely incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities for this purpose is described under "Determination of Net Asset Value."

                                      TAXES

      In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), a Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. For each Fund these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, for HIGH YIELD FUND gains from futures contracts and, for INVESTMENT GRADE FUND, gains from options and futures contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer. If a Fund failed to qualify as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits.

      Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions are taxed to shareholders for the year in which that December 31 falls.

      A portion of the dividends from a Fund's investment company taxable income may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the Federal alternative minimum tax. Although each Fund is authorized to hold equity securities, it is expected that any dividend income received by a Fund will be minimal; accordingly, very little, if any, of the distributions made by the Funds will be eligible for the dividends-received deduction.

      If shares of a Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

      Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

      Dividends and interest received by a Fund, and gains realized by a Fund, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

      HIGH YIELD FUND, FUND FOR INCOME AND INVESTMENT GRADE FUND may each invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation - other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Fund is a U.S. shareholder ( effective after October 31, 1999) - that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if the Fund holds stock of a PFIC, it will be subject to Federal income tax on a portion of any "excess distribution" received on the stock or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

      If these Funds invest in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF") then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) - which probably would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax - even if those earnings and gain were not distributed to the Fund by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

      Effective for its taxable year beginning November 1, 1999, these Funds may elect to "mark-to-market" its stock in any PFICs. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC's stock over the Fund's adjusted basis in that stock as of the end of that year. Pursuant to the election, the Fund also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years. The Fund's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election. Regulations proposed in 1992 would provide a similar election with respect to the stock of certain PFICs.

      Each Fund may acquire zero coupon or other securities issued with original issue discount. As a holder of those securities, each Fund must include in its income the portion of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on them during the year. Similarly, each Fund must include in its gross income securities it receives as "interest" on pay-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

      The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses HIGH YIELD FUND AND INVESTMENT GRADE FUND will realize in connection therewith. Gains from options and futures contracts derived by a Fund with respect to its business of investing in securities or foreign currencies and gains from each Fund's disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations) will qualify as permissible income under the Income Requirement.

      If a Fund has an "appreciated financial position" - generally, an interest (including an interest through an option, futures contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

                             PERFORMANCE INFORMATION

      A Fund may advertise its top holdings from time to time. A Fund may also advertise performance in various ways.

      Each Fund's "average annual total return" ("T") is an average annual compounded rate of return. The calculation produces an average annual total return for the number of years measured. It is the rate of return based on factors which include a hypothetical initial investment of $1,000 ("P") over a number of years ("n") with an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

           T=[(ERV/P)^(1/n)]-1




      The "total return" uses the same factors, but does not average the rate of return on an annual basis. Total return is determined as follows:

           (ERV-P)/P  = TOTAL RETURN

      Total return is calculated by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value for Class A shares, each Fund will deduct the maximum sales charge of 6.25% (as a percentage of the offering price) from the initial $1,000 payment and, for Class B shares, the applicable CDSC imposed on a redemption of Class B shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value on the initial investment ("P").

      Return information may be useful to investors in reviewing a Fund's performance. However, certain factors should be taken into account before using this information as a basis for comparison with alternative investments. No adjustment is made for taxes payable on distributions. Return information will fluctuate over time and return information for any given past period will not be an indication or representation of future rates of return. At times, the Adviser may reduce its compensation or assume expenses of a Fund in order to reduce the Fund's expenses. Any such waiver or reimbursement would increase the Fund's return during the period of the waiver or reimbursement.

      Average annual return and total return computed at the public offering price (maximum sales charge for Class A shares and applicable CDSC for Class B shares) for the period ended September 30, 1999 are set forth in the tables below:

AVERAGE ANNUAL TOTAL RETURN1,2

                           HIGH YIELD FUND         FUND FOR INCOME
                           ---------------         ---------------
                       Class A    Class B     Class A     Class B
                       SHARES      SHARES     SHARES      SHARES
                       ------      ------     ------      ------
One Year               -3.93%      -2.11%     -3.36%      -1.71%
Five Years              7.60%        N/A       8.13%        N/A
Ten Years               7.77%        N/A       8.29%        N/A
Life of Fund3            N/A        8.44%       N/A        8.87%

                        GOVERNMENT FUND      INVESTMENT GRADE FUND
                        ---------------      ---------------------
                       Class A    Class B     Class A     Class B
                       SHARES      SHARES     SHARES      SHARES
                       ------      ------     ------      ------
One Year               -5.81%      -4.24%     -8.31%      -6.78%
Five Years              5.22%        N/A       5.81%        N/A
Ten Years               6.09%        N/A        N/A         N/A
Life of Fund3            N/A        5.82%      6.58%       6.42%

TOTAL RETURN1,2

                         HIGH YIELD FUND        FUND FOR INCOME
                         ---------------        ---------------
                      Class A     Class B     Class A    Class B
                       SHARES     SHARES      SHARES     SHARES
                       ------     ------      ------     ------
One Year               -3.93%      -2.11%     -3.36%     -1.71%
Five Years              44.20%       N/A      47.82%       N/A
Ten Years              111.37%       N/A     121.82%       N/A
Life of Fund3            N/A       46.52%       N/A      49.28%

                         GOVERNMENT FUND     INVESTMENT GRADE FUND
                         ---------------     ---------------------
                         Class A   Class B     Class A    Class B
                         SHARES    SHARES      SHARES     SHARES
                         ------    ------      ------     ------
One Year               -5.81%      -4.24%     -8.31%     -6.78%
Five Years             28.96%        N/A      32.63%       N/A
Ten Years              80.62%        N/A        N/A        N/A
Life of Fund3            N/A       30.59%     73.25%     34.11%

----------------
1 All Class A total return figures assume the maximum front-end sales charge of 6.25% and dividends reinvested at net asset value. All Class B total return figures assume the maximum applicable CDSC. Prior to July 1, 1993, the maximum front-end sales charge was 6.90%. Prior to December 29, 1989, the maximum front-end sales charge was 7.25% for HIGH YIELD FUND AND GOVERNMENT FUND, and 8.50% for FUND FOR INCOME. Prior to December 18, 1990, HIGH YIELD FUND'S dividends were paid in additional shares at the public offering price.

2 Certain expenses of the Funds have been waived from commencement of operations through September 30, 1999. Accordingly, return figures are higher than they would have been had such expenses not been waived.

3 The commencement  date for the offering of Class B shares is January 12, 1995.
  The inception dates for Class A shares of the funds are as follows: GOVERNMENT FUND - August 6, 1984; INVESTMENT GRADE FUND - February 19, 1991; FUND FOR INCOME - January 1, 1971; and HIGH YIELD FUND - August 12, 1986.

      Average annual total return and total return may also be based on investment at reduced sales charge levels or at net asset value. Any quotation of return not reflecting the maximum sales charge will be greater than if the maximum sales charge were used. Average annual total return and total return computed at net asset value for the period ended September 30, 1999 are set forth in the tables below:

AVERAGE ANNUAL TOTAL RETURN1

                           HIGH YIELD FUND        FUND FOR INCOME
                           ---------------        ---------------
                       Class A    Class B     Class A     Class B
                       SHARES     SHARES      SHARES      SHARES
                       ------     ------      ------      ------
One Year                  2.54%    1.89%        3.13%      2.29%
Five Years                8.99%     N/A         9.54%       N/A
Ten Years                 8.46%     N/A         9.00%       N/A
Life of Fund2             N/A      8.75%         N/A       9.18%

                           GOVERNMENT FUND     INVESTMENT GRADE FUND
                           ---------------     ---------------------
                       Class A    Class B     Class A     Class B
                       SHARES     SHARES      SHARES      SHARES
                       ------     ------      ------      ------
One Year                 0.50%    -0.25%      -2.22%       -2.90%
Five Years               6.58%      N/A        7.20%         N/A
Ten Years                6.78%      N/A         N/A          N/A
Life of Fund2             N/A      6.17%       6.76%        7.38%

TOTAL RETURN1

                           HIGH YIELD FUND           FUND FOR INCOME
                           ---------------           ---------------
                       Class A     Class B     Class A    Class B
                        SHARES     SHARES      SHARES     SHARES
                       -------     ------      ------     -------
One Year                 2.54%      1.89%      3.13%        2.29%
Five Years              53.78%       N/A       7.73%         N/A
Ten Years              125.29%       N/A     136.76%         N/A
Life of Fund2           N/A        48.52%       N/A        51.28%

                         GOVERNMENT FUND          INVESTMENT GRADE FUND
                         ---------------          ---------------------
                       Class A     Class B     Class A    Class B
                       SHARES      SHARES      SHARES     SHARES
                       ------     ------      ------     ------
One Year                 0.50%     -0.25%      -2.22%      -2.90%
Five Years              37.53%       N/A       41.55%        N/A
Ten Years               92.69%       N/A         N/A         N/A
Life of Fund2             N/A       32.59%     84.80%      36.11%


---------------
1 Certain expenses of the Funds have been waived from commencement of operations through September 30, 1999. Accordingly, return figures are higher than they would have been had such expenses not been waived.

2 The commencement date for the offering of Class B shares is January 12, 1995.
  The inception dates for Class A shares of the funds are as follows: GOVERNMENT FUND - August 6, 1984; INVESTMENT GRADE FUND - February 19, 1991; FUND FOR INCOME - January 1, 1971; and HIGH YIELD FUND - August 12, 1986.

      Yield is presented for a specified thirty-day period ("base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of dividends and interest earned by a Fund during the base period less expenses accrued for that period (net of reimbursement), and (ii) dividing that amount by the product of (A) the average daily number of shares of the Fund outstanding during the base period and entitled to receive dividends and (B) the per share maximum public offering price for Class A shares or the net asset value for Class B shares of the Fund on the last day of the base period. The result is annualized by compounding on a semi-annual basis to determine the Fund's yield. For this calculation, interest earned on debt obligations held by the Fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as GNMA Certificates, based on cost).
Dividends on equity securities are accrued daily at their estimated stated dividend rates.

      For the 30 days ended September 30, 1999, the yield for Class A shares and Class B shares of HIGH YIELD FUND was 9.16% and 9.07%, respectively. For the 30 days ended September 30, 1999, the yield for Class A and Class B shares of FUND FOR INCOME was 8.99% and 8.89%, respectively. For the 30 days ended September 30, 1999, the yield for Class A shares and Class B shares of GOVERNMENT FUND was 5.78% and 5.41%, respectively. For the 30 days ended September 30, 1999, the yield for Class A and Class B shares of INVESTMENT GRADE FUND was 5.70% and 5.37%, respectively. During this period certain expenses of the Funds were waived. Accordingly, yield is higher than it would have been if such expenses had not been waived.

      The distribution rate for each Fund is presented for a twelve-month period. It is calculated by adding the dividends for the last twelve months and dividing the sum by a Fund's offering price per share at the end of that period. The distribution rate is also calculated by using a Fund's net asset value. Distribution rate calculations do not include capital gain distributions, if any, paid. The distribution rate for the twelve-month period ended September 30, 1999 for Class A shares of HIGH YIELD FUND, FUND FOR INCOME, GOVERNMENT FUND AND INVESTMENT GRADE FUND calculated using the offering price was 8.76%, 9.19%, 5.26% and 5.59%, respectively. The distribution rate for the same period for Class A shares of the Funds calculated using net asset value was 9.36%, 9.80%, 5.61% and 5.96%, respectively. The distribution rate for the same period for Class B shares of HIGH YIELD FUND, FUND FOR INCOME, GOVERNMENT FUND AND INVESTMENT GRADE Fund calculated using net asset value was 8.71%, 9.23%, 4.84% and 5.22%, respectively. During this period certain expenses of the Funds were waived. Accordingly, the distribution rates are higher than they would have been had such expenses not been waived.

      Each Fund may include in advertisements and sales literature, information, examples and statistics to illustrate the effect of compounding income at a fixed rate of return to demonstrate the growth of an investment over a stated
period of time resulting from the payment of dividends and capital gain distributions in additional shares. These examples may also include hypothetical returns comparing taxable versus tax-deferred growth which would pertain to an IRA, section 403(b)(7) Custodial Account or other qualified retirement program. The examples used will be for illustrative purposes only and are not representations by the Fund of past or future yield or return. Examples of typical graphs and charts depicting such historical performance, compounding and hypothetical returns are included in Appendix C.

      From time to time, in reports and promotional literature, each Fund may compare its performance to, or cite the historical performance of, Overnight Government repurchase agreements, U.S. Treasury bills, notes and bonds, certificates of deposit, and six-month money market certificates or indices of broad groups of unmanaged securities considered to be representative of, or similar to, that Fund's portfolio holdings, such as:

      Lipper Analytical Services, Inc. ("Lipper") is a widely-recognized independent service that monitors and ranks the performance of regulated investment companies. The Lipper performance analysis includes the reinvestment of capital gain distributions and income dividends but does not take sales charges into consideration. The method of calculating total return data on indices utilizes actual dividends on ex-dividend dates accumulated for the quarter and reinvested at quarter end.

      Morningstar Mutual Funds ("Morningstar"), a semi-monthly publication of Morningstar, Inc. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the funds' three-, five-, and ten-year average annual returns (when available) and a risk factor that reflects fund performance relative to three-month Treasury bill monthly returns. Fund's returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star.

      Salomon Brothers Inc., "Market Performance," a monthly publication which tracks principal return, total return and yield on the Salomon Brothers Broad Investment-Grade Bond Index and the components of the Index.

      Telerate Systems, Inc., a computer system to which the Adviser subscribes which daily tracks the rates on money market instruments, public corporate debt obligations and public obligations of the U.S. Treasury and agencies of the U.S. Government.

      THE WALL STREET JOURNAL, a daily newspaper publication which lists the yields and current market values on money market instruments, public corporate debt obligations, public obligations of the U.S. Treasury and agencies of the U.S. Government as well as common stocks, preferred stocks, convertible preferred stocks, options and commodities; in addition to indices prepared by the research departments of such financial organizations as Lehman Bros., Merrill Lynch, Pierce, Fenner and Smith, Inc., Credit Suisse First Boston, Salomon Smith Barney, Morgan Stanley Dean Witter & Co., Goldman, Sachs & Co., Donaldson, Lufkin & Jenrette, Value Line, Datastream International, HBSC James Capel, Warburg Dillion Read, County Natwest and UBS UK Limited, including information provided by the Federal Reserve Board, Moody's, and the Federal Reserve Bank.

      Merrill Lynch, Pierce, Fenner & Smith, Inc., "Taxable Bond Indices," a monthly corporate government index publication which lists principal, coupon and total return on over 100 different taxable bond indices which Merrill Lynch tracks. They also list the par weighted characteristics of each Index.

      Lehman Brothers, Inc., "The Bond Market Report," a monthly publication which tracks principal, coupon and total return on the Lehman Govt./Corp. Index and Lehman Aggregate Bond Index, as well as all the components of these Indices.

      Reuters, a wire service that frequently reports on global business.

      The Consumer Price Index, prepared by the U.S. Bureau of Labor Statistics, is a commonly used measure of inflation. The Index shows changes in the cost of selected consumer goods and does not represent a return on an investment vehicle.

      The Credit Suisse First Boston High Yield Index is designed to measure the performance of the high yield bond market.

      The Lehman Brothers Aggregate Index is an unmanaged index which generally covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities.

      The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed rate, nonconvertible investment grade dollar-denominated, corporate debt which have at least one year to maturity and an outstanding par value of at least $100 million.

      The Morgan Stanley All Country World Free Index is designed to measure the performance of stock markets in the United States, Europe, Canada, Australia, New Zealand and the developed and emerging markets of Eastern Europe, Latin America, Asia and the Far East. The index consists of approximately 60% of the aggregate market value of the covered stock exchanges and is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

      The Morgan Stanley World Index is designed to measure the performance of stock markets in the United States, Europe, Canada, Australia, New Zealand and the Far East. The index consists of approximately 60% of the aggregate market value of the covered stock exchanges.

      The  NYSE  composite  of  component   indices--unmanaged  indices  of  all
      industrial, utilities, transportation, and finance stocks listed on the NYSE.

      The Russell 2000 Index, prepared by the Frank Russell Company, consists of U.S. publicly traded stocks of domestic companies that rank from 1000 to 3000 by market capitalization.

      The Russell 2500 Index, prepared by the Frank Russell Company, consists of U.S. publicly traded stocks of domestic companies that rank from 500 to 3000 by market capitalization.

      The Salomon Brothers Government Index is a market capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies.

      The Salomon Brothers Mortgage Index is a market capitalization-weighted index that consists of all agency pass-throughs and FHA and GNMA project notes.

      The   Standard   &   Poor's   400   Mid-Cap    Index   is   an   unmanaged
      capitalization-weighted index that is generally representative of the U.S. market for medium cap stocks.

      The Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average of 30 stocks are unmanaged lists of common stocks frequently used as general measures of stock market performance. Their performance figures reflect changes of market prices and quarterly reinvestment of all distributions but are not adjusted for commissions or other costs.

      The Standard & Poor's Small-Cap 600 Index is a capitalization-weighted index that measures the performance of selected U.S. stocks with a small market capitalization.

      The Standard & Poor's Utilities Index is an unmanaged capitalization weighted index comprising common stock in approximately 41 electric, natural gas distributors and pipelines, and telephone companies. The Index assumes the reinvestment of dividends.

      From time to time, in reports and promotional literature, performance rankings and ratings reported periodically in national financial publications such as MONEY, FORBES, BUSINESS WEEK, BARRON'S, FINANCIAL TIMES and FORTUNE may also be used. In addition, quotations from articles and performance ratings and ratings appearing in daily newspaper publications such as THE WALL STREET JOURNAL, THE NEW YORK TIMES and NEW YORK DAILY NEWS may be cited.

                               GENERAL INFORMATION

      HIGH YIELD FUND and FUND FOR INCOME were incorporated in the state of Maryland on November 14, 1984 and August 20, 1970, respectively. HIGH YIELD FUND'S authorized capital stock consists of 500 million shares of common stock, all of one series, with a par value per share of $0.01. FUND FOR INCOME'S authorized capital stock consists of 1 billion shares of common stock, all of one series, with a par value per share of $1.00. Each Fund is authorized to issue shares of common stock in such separate and distinct series and classes of series as the particular Fund's Board of Directors shall from time to time establish. The shares of common stock of each Fund are presently divided into two classes, designated Class A shares and Class B shares. Each class of a Fund represents interests in the same assets of that Fund. The Funds do not hold annual shareholder meetings. If requested to do so by the holders of at least 10% of a Fund's outstanding shares, such Fund's Board of Directors will call a special meeting of shareholders for any purpose, including the removal of Directors. Each share of each Fund has equal voting rights except as noted above.

      GOVERNMENT FUND was incorporated in the state of Maryland on September 21, 1983. GOVERNMENT FUND'S authorized capital stock consists of 1 billion shares of common stock, all of one series, with a par value per share of $.01. The Fund is authorized to issue shares of common stock in such separate and distinct series and classes of shares as the particular Fund's Board of Directors shall from time to time establish. The shares of common stock of the Fund are presently divided into two classes, designated Class A shares and Class B shares. Each class of the Fund represents interests in the same assets of that Fund. The Fund does not hold annual shareholder meetings. If requested to do so by the holders of at least 10% of the Fund's outstanding shares, the Fund's Board of Directors will call a special meeting of shareholders for any purpose, including the removal of Directors. Each share of the Fund has equal voting rights except as noted above.

      SERIES FUND is a Massachusetts business trust organized on September 23, 1988. SERIES FUND is authorized to issue an unlimited number of shares of beneficial interest, no par value, in such separate and distinct series and classes of shares as the Board of Trustees shall from time to time establish. The shares of beneficial interest of SERIES FUND are presently divided into five separate and distinct series, each having two classes, designated Class A shares and Class B shares. SERIES FUND does not hold annual shareholder meetings. If requested to do so by the holders of at least 10% of SERIES FUND'S outstanding shares, SERIES FUND'S Board of Trustees will call a special meeting of shareholders for any purpose, including the removal of Trustees. Each share of each Fund has equal voting rights except as noted above.

      CUSTODIAN. The Bank of New York, 48 Wall Street, New York, NY 10286, is custodian of the securities and cash of each Fund.

      AUDITS AND REPORTS. The accounts of each Fund are audited twice a year by Tait, Weller & Baker, independent certified public accountants, 8 Penn Center Plaza, Philadelphia, PA, 19103. Shareholders of each Fund receive semi-annual and annual reports, including audited financial statements, and a list of securities owned.

      LEGAL COUNSEL. Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036 serves as counsel to the Funds.

      TRANSFER AGENT. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of FIMCO and FIC, acts as transfer agent for the Funds and as redemption agent for regular redemptions. The fees charged to each Fund by the Transfer Agent are $5.00 to open an account; $3.00 for each certificate issued; $.75 per account per month; $10.00 for each legal transfer of shares; $.45 per account per dividend declared; $5.00 for each exchange of shares into a Fund; $5.00 for each partial withdrawal or complete liquidation; $1.00 for each Systematic Withdrawal Plan check; $4.00 for each shareholder services call; $20.00 for each item of correspondence; and $1.00 per account per report required by any governmental authority. Additional fees charged to the Funds by the Transfer Agent are assumed by the Underwriter. The Transfer Agent reserves the right to change the fees on prior notice to the Funds. Upon request from shareholders, the Transfer Agent will provide an account history. For account histories covering the most recent three year period, there is no charge. The Transfer Agent charges a $5.00 administrative fee for each account history covering the period 1983 through 1994 and $10.00 per year for each account history covering the period 1974 through 1982. Account histories prior to 1974 will not be provided. If any communication from the Transfer Agent to a shareholder is returned from the U.S. Postal Service marked as "Undeliverable" two consecutive times, the Transfer Agent will cease sending any further materials to the shareholder until the Transfer Agent is provided with a correct address. Efforts to locate a shareholder will be conducted in accordance with SEC rules and regulations prior to escheatment of funds to the appropriate state treasury. The Transfer Agent may deduct the costs of its efforts to locate a shareholder from the shareholder's account. These costs may include a percentage of the account if a search company charges such a fee in exchange for its location services. The Transfer Agent is not responsible for any fees that states and/or their representatives may charge for processing the return of funds to investors whose funds have been escheated. The Transfer Agent's telephone number is 1-800-423-4026.


      5% SHAREHOLDERS. As of December 31, 1999, The Bank of New York, 48 Wall Street, New York, NY 10286, Custodian of First Investors Periodic Payment Plans for Investment In First Investors High Yield Fund, Inc., owned of record 7.8% of the outstanding Class A shares of HIGH YIELD FUND for beneficial owners of such Plans and as Custodian of First Investors Single Payment and Periodic Payment Plans for Investment in First Investors Fund For Income, Inc. owned 22.2% of the outstanding Class A shares of INCOME FUND for beneficial owners of such Plans. As of December 31, 1999, The Bank of New York, 48 Wall Street, New York, NY 10286, Custodian First Investors Single Payment and Periodic Payment Plans for Investment in First Investors Government Fund, Inc., owned of record 18.6% of the outstanding Class A shares of GOVERNMENT FUND for beneficial owners of such Plans.


      SHAREHOLDER LIABILITY. SERIES FUND, INVESTMENT GRADE FUND is organized as an entity known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of INVESTMENT GRADE FUND. The Declaration of Trust however, contains an express disclaimer of shareholder liability for acts or obligations of INVESTMENT GRADE FUND and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Fund's Declaration of Trust provides for indemnification out of the property of the Fund of any shareholder held personally liable for the obligations of INVESTMENT GRADE FUND. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is immaterial and extremely remote. The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. INVESTMENT GRADE FUND may have an obligation to indemnify Trustees and officers with respect to litigation.

      TRADING BY  PORTFOLIO  MANAGERS  AND OTHER  ACCESS  PERSONS.  Pursuant  to
Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Funds, the Adviser and the Distributor have adopted Codes of Ethics restricting personal securities trading by portfolio managers and other access persons of the Funds. Among other things, such persons, except the Directors: (a) must have all non-exempt trades pre-cleared; (b) are restricted from short-term trading; (c) must provide duplicate statements and transactions confirmations to a compliance officer; and
(d) are prohibited from purchasing securities of initial public offerings. The Codes are on public file, and are available from the SEC.

                                   APPENDIX A
                      DESCRIPTION OF CORPORATE BOND RATINGS

STANDARD & POOR'S RATINGS GROUP
-------------------------------

      The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      The ratings are based, in varying degrees, on the following considerations:

      1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

      2.   Nature of and provisions of the obligation;

      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

      A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      BB, B, CCC, CC, C Debt rated "BB," "B," "CCC," "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

      B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

      CCC Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

      CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

      C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

      CI The rating "CI" is reserved for income bonds on which no interest is being paid.

      D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.


MOODY'S INVESTORS SERVICE, INC.
-------------------------------

      AAA Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      AA Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

      A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

      BAA Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      BA Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      CAA Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      CA Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                   APPENDIX B
                     DESCRIPTION OF COMMERCIAL PAPER RATINGS


STANDARD & POOR'S RATINGS GROUP
-------------------------------

      S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest.

      A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

MOODY'S INVESTORS SERVICE, INC.
-------------------------------

      Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

      PRIME-1 Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

      -    Leading market positions in well-established industries.
      -    High rates of return on funds employed.
      -    Conservative   capitalization   structure   with  moderate
           reliance on debt and ample asset protection.
      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
      - Well-established access to a range of financial markets and assured sources of alternate liquidity.

                                  APPENDIX C

    [The following tables are represented as graphs in the printed document.]

The following graphs and chart illustrate hypothetical returns:

                                INCREASE RETURNS

This graph shows over a period of time even a small increase in returns can make a significant difference. This assumes a hypothetical investment of $10,000.

       Years        10%             8%             6%             4%
       -----      -------         ------         ------         ------
          5        16,453         14,898         13,489         12,210
         10        27,070         22,196         18,194         14,908
         15        44,539         33,069         24,541         18,203
         20        73,281         49,268         33,102         22,226
         25       120,569         73,402         44,650         27,138


                               INCREASE INVESTMENT

This graph shows the more you invest on a regular basis over time, the more you can accumulate. this assumes monthly installment with a constant hypothetical return rate of 8%.

       Years        $100          $250           $500          $1,000
       -----       ------        -------        -------        -------
          5         7,348         18,369         36,738         73,476
         10        18,295         43,736         91,473        182,946
         15        34,604         86,509        173,019        346,038
         20        58,902        147,255        294,510        589,020
         25        95,103        237,757        475,513        951,026

    [The following table is represented as a graph in the printed document.]

This chart illustrates the time value of money based upon the following assumptions:

If you invested $2,000 each year for 20 years, starting at 25, assuming a 9% investment return, you would accumulate $573,443 by the time you reach age 65. However, had you invested the same $2,000 each year for 20 years, at that rate, but waited until age 35, you would accumulate only $242,228 - a difference of $331,215.

               25 years old ..............   573,443
               35 years old ..............   242,228
               45 years old ..............   103,320

     For each of the above graphs and chart it should be noted that systematic investment plans do not assume a profit or protect against loss in declining markets. Investors should consider their financial ability to continue purchases through periods of both high and low price levels. Figures are hypothetical and for illustrative purposes only and do not represent any actual investment or performance. The value of a shareholder's investment and return may vary.

    [The following table is represented as a chart in the printed document.]

The following chart illustrates the historical performance of the Dow Jones Industrial Average from 1928 through 1996.

                   1928 ..................    300.00
                   1929 ..................    248.48
                   1930 ..................    164.58
                   1931 ..................     77.90
                   1932 ..................     59.93
                   1933 ..................     99.90
                   1934 ..................    104.04
                   1935 ..................    144.13
                   1936 ..................    179.90
                   1937 ..................    120.85
                   1938 ..................    154.76
                   1939 ..................    150.24
                   1940 ..................    131.13
                   1941 ..................    110.96
                   1942 ..................    119.40
                   1943 ..................    136.20
                   1944 ..................    152.32
                   1945 ..................    192.91
                   1946 ..................    177.20
                   1947 ..................    181.16
                   1948 ..................    177.30
                   1949 ..................    200.10
                   1950 ..................    235.40
                   1951 ..................    269.22
                   1952 ..................    291.89
                   1953 ..................    280.89
                   1954 ..................    404.38
                   1955 ..................    488.39
                   1956 ..................    499.46
                   1957 ..................    435.68
                   1958 ..................    583.64
                   1959 ..................    679.35
                   1960 ..................    615.88
                   1961 ..................    731.13
                   1962 ..................    652.10
                   1963 ..................    762.94
                   1964 ..................    874.12
                   1965 ..................    969.25
                   1966 ..................    785.68
                   1967 ..................    905.10
                   1968 ..................    943.75
                   1969 ..................    800.35
                   1970 ..................    838.91
                   1971 ..................    890.19
                   1972 ..................  1,020.01
                   1973 ..................    850.85
                   1974 ..................    616.24
                   1975 ..................    858.71
                   1976 ..................  1,004.65
                   1977 ..................    831.17
                   1978 ..................    805.01
                   1979 ..................    838.74
                   1980 ..................    963.98
                   1981 ..................    875.00
                   1982 ..................  1,046.55
                   1983 ..................  1,258.64
                   1984 ..................  1,211.56
                   1985 ..................  1,546.67
                   1986 ..................  1,895.95
                   1987 ..................  1,938.80
                   1988 ..................  2,168.60
                   1989 ..................  2,753.20
                   1990 ..................  2,633.66
                   1991 ..................  3,168.83
                   1992 ..................  3,301.11
                   1993 ..................  3,754.09
                   1994 ..................  3,834.44
                   1995 ..................  5,000.00
                   1996 ..................  6,000.00

     The performance of the Dow Jones Industrial Average is not indicative of the performance of any particular investment. It does not take into account fees and expenses associated with purchasing mutual fund shares. Individuals cannot invest directly in any index. Please note that past performance does not guarantee future results.

    [The following table is represented as a chart in the printed document.]

The following chart shows that inflation is constantly eroding the value of your money.

                       THE EFFECTS OF INFLATION OVER TIME

                   1966 .......................  96.61836
                   1967 .......................  93.80423
                   1968 .......................  89.59334
                   1969 .......................  84.36285
                   1970 .......................  79.88906
                   1971 .......................  77.33694
                   1972 .......................  74.79395
                   1973 .......................  68.80768
                   1974 .......................  61.27131
                   1975 .......................  57.31647
                   1976 .......................  54.63915
                   1977 .......................  51.20820
                   1978 .......................  46.98000
                   1979 .......................  41.46514
                   1980 .......................  36.85790
                   1981 .......................  33.84564
                   1982 .......................  32.60659
                   1983 .......................  31.41290
                   1984 .......................  30.23378
                   1985 .......................  29.12696
                   1986 .......................  28.81005
                   1987 .......................  27.59583
                   1988 .......................  26.43279
                   1989 .......................  25.27035
                   1990 .......................  23.81748
                   1991 .......................  23.10134
                   1992 .......................  22.45028
                   1993 .......................  21.86006
                   1994 .......................  21.28536
                   1995 .......................  20.76620
                   1996 .......................  20.16135


                   1996 .......................  100.00
                   1997 .......................  103.00
                   1998 .......................  106.00
                   1999 .......................  109.00
                   2000 .......................  113.00
                   2001 .......................  116.00
                   2002 .......................  119.00
                   2003 .......................  123.00
                   2004 .......................  127.00
                   2005 .......................  130.00
                   2006 .......................  134.00
                   2007 .......................  138.00
                   2008 .......................  143.00
                   2009 .......................  147.00
                   2010 .......................  151.00
                   2011 .......................  156.00
                   2012 .......................  160.00
                   2013 .......................  165.00
                   2014 .......................  170.00
                   2015 .......................  175.00
                   2016 .......................  181.00
                   2017 .......................  186.00
                   2018 .......................  192.00
                   2019 .......................  197.00
                   2020 .......................  203.00
                   2021 .......................  209.00
                   2022 .......................  216.00
                   2023 .......................  222.00
                   2024 .......................  229.00
                   2025 .......................  236.00
                   2026 .......................  243.00

Inflation erodes your buying power. $100 in 1966, could purchase five times the goods and service as in 1996 ($100 vs. $20).* Projecting inflation at 3%, goods and services costing $100 today will cost $243 in the year 2026.

* Source: Consumer Price Index, U.S. Bureau of Labor Statistics.

    [The following tables are represented as graphs in the printed document.]

This chart illustrates that historically, the longer you hold onto stocks, the greater chance that you will have a positive return.

                               1926 through 1996*

                               Total           Number of       Percentage of
                             Number of         Positive           Positive
   Rolling Period             Periods           Periods           Periods
   --------------             -------           -------           -------
     1-Year                      71                51                72%
     5-Year                      67                60                90%
     10-Year                     62                60                97%
     15-Year                     57                57               100%
     20-Year                     52                52               100%


The following chart shows the compounded annual return of large company stocks compared to U.S. Treasury Bills and inflation over the most recent 15 year period. **

                    Compound Annual Return from 1982 -- 1996*

                    Inflation .....................   3.55
                    U.S. Treasury Bills ...........   6.50
                    Large Company Stocks ..........  16.79


The following chart illustrates for the period shown that long-term corporate bonds have outpaced U.S. Treasury Bills and inflation.

                    Compound Annual Return from 1982 -- 1996*

                    Inflation .....................   3.55
                    U.S. Treasury Bills ...........   6.50
                    Long-Term Corp. bonds .........  13.66


* Source: Used with permission. (c)1997 Ibbotson Associates, Inc. All rights reserved. [Certain provisions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

** Please note that U.S. Treasury bills are guaranteed as to principal and interest payments (although the funds that invest in them are not), while stocks will fluctuate in share price. Although past performance cannot guarantee future results, returns of U.S. Treasury bills historically have not outpaced inflation by as great a margin as stocks.

The accompanying table illustrates that if you are in the 36% tax bracket, a tax-free yield of 3% is actually equivalent to a taxable investment earning 4.69%.

                          Your Taxable Equivalent Yield

                                        Your Federal Tax Bracket
                           ---------------------------------------------

                           28.0%        31.0%       36.0%       39.6%
  your tax-free yield
          3.00%             4.17%        4.35%       4.69%       4.97%
          3.50%             4.86%        5.07%       5.47%       5.79%
          4.00%             5.56%        5.80%       6.25%       6.62%
          4.50%             6.25%        6.52%       7.03%       7.45%
          5.00%             6.94%        7.25%       7.81%       8.25%
          5.50%             7.64%        7.97%       8.59%       9.11%


This information is general in nature and should not be construed as tax advice. Please consult a tax or financial adviser as to how this information affects your particular circumstances.

    [The following table is represented as a graph in the printed document.]


The following graph illustrates how income has affected the gains from stock investments since 1965.


          S&P 500 Dividends Reinvested            S&P 500 Principal Only

12/31/64                        10,000                            10,000
12/31/65                        11,269                            10,906
12/31/66                        10,115                             9,478
12/31/67                        12,550                            11,383
12/31/68                        13,948                            12,255
12/31/69                        12,795                            10,863
12/31/70                        13,299                            10,873
12/31/71                        15,200                            12,046
12/31/72                        18,088                            13,929
12/31/73                        15,431                            11,510
12/31/74                        11,346                             8,090
12/31/75                        15,570                            10,642
12/31/76                        19,296                            12,680
12/31/77                        17,915                            11,221
12/31/78                        19,092                            11,340
12/31/79                        22,645                            12,736
12/31/80                        30,004                            16,019
12/31/81                        28,528                            14,460
12/31/82                        34,674                            16,595
12/31/83                        42,496                            19,461
12/31/84                        45,161                            19,733
12/31/85                        59,489                            24,930
12/31/86                        70,594                            28,575
12/31/87                        74,301                            29,154
12/31/88                        86,641                            32,769
12/31/89                       114,093                            41,699
12/31/90                       110,549                            38,964
12/31/91                       144,230                            49,214
12/31/92                       155,218                            51,411
12/31/93                       170,863                            55,039
12/31/94                       173,120                            54,191
12/31/95                       238,175                            72,676
12/31/96                       292,863                            87,403
11/30/97                       383,977                           112,732


Source: First Investors Management Company, Inc. Standard & Poor's is a registered trademark. The S&P 500 is an unmanaged index comprising 500 common stocks spread across a variety of industries. The total returns represented above compare the impact of reinvestment of dividends and illustrates past performance of the index. The performance of any index is not indicative of the performance of a particular investment and does not take into account the effects of inflation or the fees and expenses associated with purchasing mutual fund shares. Individuals cannot invest directly in any index. Mutual fund shares will fluctuate in value, therefore, the value of your original investment and your return may vary. Moreover, past performance is no guarantee of future results.

                              FINANCIAL STATEMENTS
                            AS OF SEPTEMBER 30, 1999

First Investors Fund For Income, Inc. (2-38309) incorporates by reference the financial statements and report of independent auditors contained in the Annual Report to shareholders for the fiscal year ended September 30, 1999 electronically filed with the Commission on December 6, 1999 (Accession Number:
0000912057-99-008417).

First Investors High Yield Fund, Inc. (33-4935) incorporates by reference the financial statements and report of independent auditors contained in the Annual Report to shareholders for the fiscal year ended September 30, 1999 electronically filed with the Commission on December 6, 1999 (Accession Number:
0000912057-99-008417).

First Investors Government Fund, Inc. (2-89287) incorporates by reference the financial statements and report of independent auditors contained in the Annual Report to shareholders for the fiscal year ended September 30, 1999 electronically filed with the Commission on December 6, 1999 (Accession Number:
0000912057-99-008417).

First Investors Series Fund, Investment Grade Fund. (33-25623) incorporates by reference the financial statements and report of independent auditors contained in the Annual Report to shareholders for the fiscal year ended September 30, 1999 electronically filed with the Commission on December 6, 1999 (Accession
Number: 0000912057-99-008417).

PRO FORMA FINANCIAL STATEMENTS AND SCHEDULES
--------------------------------------------



Statement of Assets and Liabilities
September 30, 1999
--------------------------------------------------------
                                                        FIRST INVESTORS   FIRST INVESTORS   EXECUTIVE INVESTORS   PRO FORMA
                                                        FUND FOR INCOME   HIGH YIELD FUND   HIGH YIELD FUND       COMBINING
                                                            (Audited)         (Audited)         (Unaudited)      (Unaudited)
-----------------------------------------------------------------------    ---------------  ----------------      ---------
Assets

Investment in securities:
   At identified cost                                   $426,411,258      $199,573,548        $17,611,680     $643,596,486
                                                     ===============    ===============    ===============   ==============

   At value                                             $394,773,251      $182,028,680        $16,100,372     $592,902,303
Cash                                                         713,409           669,533            169,692        1,552,634
Receivables:
    Shares sold                                              404,889            98,548              3,923          507,360
    Investment securities sold                             3,498,750         1,323,472                  -        4,822,222
    Dividends and interest                                10,192,642         4,593,127            447,516       15,233,285
Other assets                                                 168,816            59,061              4,966          232,843
                                                     ---------------   ---------------    ---------------   --------------

Total Assets                                             409,751,757       188,772,421         16,726,469      615,250,647
                                                     ---------------   ---------------    ---------------   --------------

Liabilities
Payables:
    Investment securities purchased                       3,473,743         2,486,455                  -        5,960,198
    Shares redeemed                                         427,408           334,579              1,199          763,186
    Dividends payable                                     3,186,098         1,411,020            134,605        4,731,723
Accrued advisory fee                                        247,598           115,353              8,109          371,060
Accrued expenses                                            114,266            72,675             14,763          201,704
                                                    ---------------   ---------------    ---------------   --------------

Total Liabilities                                         7,449,113         4,420,082            158,676       12,027,871
                                                    ---------------   ---------------    ---------------   --------------

Net Assets                                             $402,302,644      $184,352,339        $16,567,793     $603,222,776
                                                    ===============   ===============    ===============   ==============

Net Assets Consist of:
Capital paid in                                        $428,450,233      $209,949,960        $19,472,300     $657,872,493
Undistributed net investment income                       6,665,116         1,812,407            282,145        8,759,668
Accumulated net realized loss on investments            (1,174,698)       (9,865,160)        (1,675,344)     (12,715,202)
Net unrealized depreciation in value of investment     (31,638,007)      (17,544,868)        (1,511,308)     (50,694,183)
                                                    ---------------   ---------------    ---------------   --------------

Total                                                  $402,302,644      $184,352,339        $16,567,793     $603,222,776
                                                    ===============   ===============    ===============   ==============

Net Assets:
    Class A                                            $388,542,169      $175,508,661        $16,567,793     $580,618,623
    Class B                                             $13,760,475        $8,843,678                N/A      $22,604,153

Shares outstanding:
    Class A                                              99,181,982        35,929,149          2,335,774      148,212,756
    Class B                                               3,524,789         1,814,132                N/A        5,790,124


Net asset value and redemption price per share -
    Class A                                                   $3.92             $4.88              $7.09            $3.92
                                                               ====              ====               ====             ====

Maximum offering price per share -
    Class A*                                                  $4.18             $5.21              $7.44            $4.18
                                                               ====              ====               ====             ====

Net asset value and offering price per share -
    Class B                                                   $3.90             $4.87                N/A            $3.90
                                                               ====              ====                                ====


*Net asset value/.9375 for First Investors Fund For Income and First Investors High Yield Fund and Net asset value/.9525 for Executive Investors High Yield Fund. On purchases of $25,000 or more in First Investors Fund For Income or First Investors High Yield Fund or $100,000 or more in Executive Investors High Yield Fund, the sales charge is reduced.

             See Notes to Pro Forma Combining Financial Statements


Statement of Operations

                                           FIRST INVESTORS     FIRST INVESTORS      EXECUTIVE INVESTORS                PRO FORMA
                                           FUND FOR INCOME     HIGH YIELD FUND       HIGH YIELD FUND                   COMBINING
                                          10/1/98 to 9/30/99  10/1/98 to 9/30/99   10/1/98 to 9/30/99  PRO FORMA  10/1/98 to 9/30/99
                                                (Audited)         (Audited)           (Unaudited)      ADJUSTMENTS     (Unaudited)
                                              ---------------   ---------------    -------------------------------------------------

Investment Income
Income:
    Interest                                      $42,852,042       $20,046,554         $1,940,807                       $64,839,403
    Dividends                                       3,579,328         1,256,891            167,412                         5,003,631
                                              ---------------   ---------------    ---------------                    --------------

Total income                                       46,431,370        21,303,445          2,108,219                        69,843,034
                                              ---------------   ---------------    ---------------                    --------------

Expenses:
    Advisory fee                                    3,121,524         1,994,143            183,927        ($651,890)       4,647,704
    Distribution plan expenses - Class A            1,234,576           571,559             91,964          (36,798)       1,861,301
    Distribution plan expenses - Class B              116,392            94,087                N/A                           210,479
    Shareholder servicing costs                       819,655           495,183             24,602           (6,761)       1,332,679
    Reports and notices to shareholders                75,794            40,852              4,069                           120,715
    Professional fees                                  69,015            48,897             15,800          (20,000)         113,712
    Custodian fees and expenses                        48,066            35,347              7,094           (2,960)          87,547
    Other expenses                                     29,844            21,979                328           (7,660)          44,491
                                              ---------------   ---------------    ---------------   --------------   --------------

Total expenses                                      5,514,866         3,302,047            327,784         (726,069)       8,418,628
Less: Expenses waived or assumed                            -         (495,021)          (110,356)           608,960           3,583
         Custodian fees paid indirectly               (6,835)           (9,542)                 -                           (16,377)
                                              ---------------   ---------------    ---------------   --------------   --------------

Net expenses                                        5,508,031         2,797,484            217,428         (117,109)       8,405,834
                                              ---------------   ---------------    ---------------   --------------   --------------

Net investment income                              40,923,339        18,505,961          1,890,791          117,109       61,437,200
                                              ---------------   ---------------    ---------------   --------------   --------------

Realized and Unrealized Gain (Loss)
  on Investments:
Net realized loss on investments                    (807,500)           (85,213)          (201,412)                      (1,094,125)
Net unrealized depreciation of investment        (26,750,866)       (12,659,742)          (920,045)                      40,330,653)
                                             ---------------   ---------------     ----------------                   --------------

Net loss on investments                          (27,558,366)       (12,744,955)        (1,121,457)                     (41,424,778)
                                              ---------------    ---------------    ---------------                   --------------

Net Increase in Net Assets Resulting
  from Operartions                                $13,364,973        $5,761,006           $769,334         $117,109      $20,012,422
                                              ===============   ===============    ===============   ==============   ==============

              See Notes to Pro Forma Combining Financial Statements

Notes to Pro Forma Combining Financial Statements
September 30, 1999


Note 1 - Basis of Pro Forma Presentation

The pro forma financial statements and the accompanying pro forma portfolio of investments give effect to the proposed reorganizations involving First Investors Fund For Income, Inc., First Investors High Yield Fund, Inc. and Executive Investors High Yield Fund and the consummation of the transactions contemplated therein to be accounted for as a tax-free reorganization of investment companies. The reorganizations would be accomplished by (i) an exchange of Class A and Class B shares of First Investors Fund For Income, Inc. for the net assets of First Investors High Yield Fund, Inc. and the distribution of First Investors Fund For Income, Inc. Class A and Class B shares to First Investors High Yield Fund, Inc. shareholders; and (ii) an exchange of Class A shares of First Investors Fund For Income, Inc. for the net assets of Executive Investors High Yield Fund and the distribution of First Investors Fund For Income, Inc. Class A shares to Executive Investors High Yield Fund shareholders. If the reorganizations were to have taken place at September 30, 1999, First Investors High Yield Fund, Inc. would have received 44,801,564 Class A shares and 2,265,335 of Class B shares and Executive Investors High Yield Fund would have received 4,229,210 of Class A shares.

Note 2 - The Pro Forma Adjustments

The pro forma adjustments to these pro forma financial statements are comprised of the expected savings when the three funds become one. The reorganizations should result in a lower expense ratio not only for the current shareholders of the Executive Investors High Yield Fund (assuming any fee waivers and/or expense assumptions for Executive Investors High Yield Fund are discontinued, as is currently planned), but for all shareholders for four reasons. First, the combined Fund will have the opportunity to achieve a breakpoint in management fees which High Yield Fund, Executive Investors High Yield Fund and Fund For Income would not achieve as separate funds. Currently, the High Yield Fund and the Executive Investors High Yield Fund do not have enough assets to reach their first breakpoint. Fund For Income has already achieved its first breakpoint. Assuming no significant loss of assets, the reorganization should result in Fund For Income having assets of approximately $600 million, which will allow it to reach the second breakpoint. Second, the combined Fund will have a larger asset base over which to spread the other fees and expenses than the Funds standing alone. Third, the combination of the Funds will eliminate duplicative legal and auditor's fees, custodian fees, printing costs and certain registration fees. Fourth, shareholders of Executive Investors High Yield Fund will be subject to lower 12b-1 fees as a result of the reorganization.

Note 3 - Portfolio Holdings

The Funds will not be required to sell any portfolio holdings as a result of this reorganization.

Note 4 - Other Information

These statements reflect two reorganizations involving three funds (Fund For Income, High Yield Fund, and Executive Investors High Yield Fund). Neither reorganization is dependent upon the other.

A Guide to Your
First Investors
Mutual Fund Account

as of January 11, 2000




INTRODUCTION
Investing in mutual funds doesn't have to be complicated. Your registered representative is available to answer your questions and help you process your transactions. First Investors offers personalized service and a wide variety of mutual funds. In the event you wish to process a transaction directly, the material provided in this easy-to-follow guide tells you how to contact us and explains our policies and procedures. Please note that there are special rules for money market funds.

Please read this manual completely to gain a better understanding of how shares are bought, sold, exchanged, and transferred. In addition, the manual provides you with a description of the services we offer to simplify investing. The services, privileges and fees referenced in this manual are subject to change. You should call our Shareholder Services Department at 1 (800) 423-4026 before initiating any transaction.

This manual must be preceded or accompanied by a First Investors mutual fund prospectus. For more complete information on any First Investors Fund, including charges and expenses, refer to the prospectus. Read the prospectus carefully before you invest or send money.



                              Principal Underwriter
                           First Investors Corporation
                                 95 Wall Street
                               New York, NY 10005
                                 1-212-858-8000
                                 Transfer Agent
                      Administrative Data Management Corp.
                                 581 Main Street
                              Woodbridge, NJ 07095
                                 1-800-423-4026
TABLE OF CONTENTS
HOW TO BUY SHARES
To Open  an  Account................1
To Open a Retirement Account........2
Minimum Initial Investment..........2
Additional Investments..............2
Acceptable Forms of Payment.........2
Share Classes.......................2
Share Class Specification...........3
Class A Shares......................3
Class B Shares......................5
How to Pay..........................6
HOW TO SELL SHARES
Written Redemptions.................9

Telephone Redemptions...............9
Electronic Funds Transfer...........9
Systematic Withdrawal Plans.........10
Expedited Wire Redemptions..........10

HOW TO EXCHANGE SHARES
Exchange Methods....................11
Exchange Conditions.................12
Exchanging Funds with
Automatic Investments or
Systematic Withdrawals..............12

WHEN AND HOW
FUND SHARES ARE PRICED..............13

HOW PURCHASE,
REDEMPTION AND
EXCHANGE ORDERS ARE
PROCESSED AND PRICED.................13
SPECIAL RULES FOR MONEY
MARKET FUNDS ........................14

RIGHT TO REJECT PURCHASE
OR EXCHANGE ORDERS...................15

SIGNATURE GUARANTEE
POLICY  .............................15

TELEPHONE SERVICES
Telephone Exchanges
and Redemptions......................16
Shareholder Services.................17

OTHER SERVICES.......................18

ACCOUNT STATEMENTS
Transaction Confirmation Statements..20
Master Account Statements 20
Annual and Semi-Annual Reports.......20

DIVIDENDS AND DISTRIBUTIONS
Dividends and Distributions..........21
Buying a Dividend....................21

TAX FORMS  ..........................22
THE OUTLOOK..........................22

HOW TO BUY SHARES
First Investors offers a wide variety of mutual funds to meet your financial needs ("FI Funds"). Your registered representative will review your financial objectives and risk tolerance, explain our product line and services, and help you select the right investments. Call our Shareholder Services Department at 1
(800) 423-4026 or visit us on-line at www.firstinvestors.com for more information.

TO  OPEN  AN  ACCOUNT
Before investing, you must establish an account with your broker-dealer. At First Investors Corporation ("FI") you do this by completing and signing a Master Account Agreement ("MAA"). Some types of accounts require additional paperwork.* After you determine the fund(s) you want to purchase, deliver your completed MAA and your check, made payable to First Investors Corporation, to your registered representative. New client accounts must be established through your registered representative.





NON-RETIREMENT
ACCOUNTS

We offer a variety of different "non-retirement" accounts, which is the term we use to describe all accounts other than retirement accounts.

INDIVIDUAL ACCOUNTS. These accounts may be opened by any adult individual. Telephone privileges are automatically available, unless they are declined.

JOINT ACCOUNTS. For any account with two or more owners, all owners must sign requests to process transactions. Telephone privileges allow any one of the owners to process transactions independently.

GIFTS AND TRANSFERS TO MINORS. Custodial accounts for a minor may be established under your state's Uniform Gifts/Transfers to Minors Act. Custodial accounts are registered under the minor's social security number.

TRUSTS. A trust account may be opened only if you have a valid written trust document.

TRANSFER ON DEATH (TOD). TOD registrations, available on all FI Funds in all states, allow individual and joint account owners to name one or more beneficiaries. The ownership of the account passes to the named beneficiaries in the event of the death of all account owners.

* ADDITIONAL PAPERWORK REQUIRED FOR CERTAIN ACCOUNTS.




TYPE OF ACCOUNT      ADDITIONAL DOCUMENTS REQUIRED

Corporations   First Investors Certificate of Authority
Partnership
& Trusts

Transfer On Death    First Investors TOD Registration Request Form
(TOD)

Estates        Original or Certified Copy of Death Certificate
               Certified Copy of Letters Testamentary/Administration
               First Investors Executor's Certification & Indemnification Form

Conservatorships     Certified copy of court document appointing Conservator/
& Guardianships      Guardian

RETIREMENT  ACCOUNTS
We offer the following types of retirement plans for individuals and employers:

INDIVIDUAL RETIREMENT ACCOUNTS including Roth, Traditional, and Rollover IRAs.

SIMPLE IRAS for employers.

SEP-IRAS (SIMPLIFIED EMPLOYEE PENSION PLANS) for small business owners or people with income from self-employment. SARSEP-IRAs are available as trustee to trustee transfers.

403(B)(7) accounts for employees of eligible tax-exempt organizations such as schools, hospitals and charitable organizations.

 401(K) plans for employers.

MONEY PURCHASE PENSION
& PROFIT SHARING plans for sole proprietors and partnerships.

Currently, there are no annual service fees chargeable to a participant in connection with an IRA, SEP-IRA, SARSEP-IRA or SIMPLE-IRA. Each Fund currently pays the annual $10.00 custodian fee for each IRA account maintained with such Fund. This policy may be changed at any time by a Fund on 45 days' written notice to the holder of any IRA, SEP-IRA, SARSEP-IRA or SIMPLE-IRA. First Financial Savings has reserved the right to waive its fees at any time or to change the fees on 45 days' prior written notice to the holder of any IRA. (First Financial Savings Bank will change its name to First Investors Federal Savings Bank.)

For more information about these plans call your registered representative or our Shareholder Services Department at
1 (800) 423-4026.

MINIMUM INITIAL
INVESTMENT
Your initial investment in a non-retirement fund account may be as little as $1,000. The minimum is waived if you use one of our Automatic Investment Programs (see How to Pay) or if you open a Fund account through a full exchange from another FI Fund. You can open a First Investors Traditional IRA or Roth IRA with as little as $500. Other retirement accounts may have lower initial investment requirements at the Fund's discretion.


ADDITIONAL INVESTMENTS
Once you have established an account, you can add to it through your registered representative or by sending us a check directly. There is no minimum requirement on additional purchases into existing fund accounts. Remember to include your FI Fund account number on your check made payable to First Investors Corporation.
Mail checks to:
FIRST INVESTORS CORPORATION
ATTN: DEPT. CP
581 MAIN STREET
WOODBRIDGE, NJ 07095-1198

ACCEPTABLE FORMS OF PAYMENT The following forms of payment are acceptable:

-checks made payable to First Investors Corporation.

-Money Line and Automatic Payroll Investment electronic funds transfers.

-Federal Funds wire transfers.

For your protection, never give your registered representative cash or a check made payable to your registered representative.

We DO NOT accept:

-Third party checks.
-Traveler's checks.
-Checks drawn on non-US banks.
-Money orders.
-Cash.

SHARE  CLASSES
All FI Funds are available in Class A and Class B shares. Direct purchases into Class B share money market accounts are not accepted. Class B money market fund shares may only be acquired through an exchange from another Class B share account or through Class B share dividend cross-reinvestment.



Each class of shares has its own cost structure. As a result, different classes of shares in the same fund generally have different prices. Class A shares have a front-end sales charge. Class B shares may have a contingent deferred sales charge ("CDSC"). While both classes have a Rule 12b-1 fee, the fee on Class B shares is generally higher. The principal advantages of Class A shares are that they have lower overall expenses, the availability of quantity discounts on sales charges, and certain account privileges that are not offered on Class B shares. The principal advantage of Class B shares is that all your money is put to work from the outset. Your registered representative can help you decide which class of shares is best for you.

SHARE CLASS             SPECIFICATION
It's very important to specify which class of shares you wish to purchase when you open a new account. All First Investors account applications have a place to designate your selection. If you do not specify which class of shares you want to purchase, Class A shares will automatically be purchased.

CLASS  A SHARES
When you buy Class A shares, you pay the offering price - the net asset value of the fund plus a front-end sales charge. The front-end sales charge declines with larger investments.

    CLASS  A  SALES  CHARGES

                            AS A % OF          AS A % OF YOUR
    YOUR INVESTMENT       OFFERING PRICE        INVESTMENT
    up to  $24,999             6.25%              6.67%
    $25,000 - $49,999          5.75%              6.10%
    $50,000 - $99,999          5.50%              5.82%
    $100,000 - $249,999        4.50%              4.71%
    $250,000 - $499,999        3.50%              3.63%
    $500,000 - $999,999        2.50%              2.56%
    $1,000,000 or more            0%*                0%*

* If you invest $1,000,000 or more in Class A shares, you will not pay a front-end sales charge. However, if you make such an investment and then sell your shares within 24 months of purchase, you will pay a contingent deferred sales charge ("CDSC") of 1.00%.

Generally, you should consider purchasing Class A shares if you plan to invest $250,000 or more either initially or over time.
SALES CHARGE WAIVERS
& REDUCTIONS ON CLASS A SHARES:

If you qualify for one of the sales charge reductions or waivers, it is very important to let us know at the time you place your order. Include a written statement with your check explaining which privilege applies. If you do not include this statement we cannot guarantee that you will receive the reduction or waiver.

CLASS A SHARES MAY BE PURCHASED WITHOUT A SALES CHARGE: 1: By an officer, trustee, director, or employee of the Fund, the Fund's adviser or subadviser, First Investors Corporation, or any affiliates of First Investors Corporation, or by his/her spouse, child (under age 21) or grandchild (under age 21).

2: By a former officer, trustee, director, or employee of the Fund, First Investors Corporation, or their affiliates or by his/her spouse, child (under age 21) or child under UTMA/UGMA provided the person worked for the company for at least 5 years and retired or terminated employment in good standing.



3: By a FI registered representative or an authorized dealer, or by his/her spouse, child (under age 21) or grandchild (under age 21).

4: When Class A share fund distributions are reinvested in Class A shares.

5: When Class A share Systematic Withdrawal Plan payments are reinvested in Class A shares (except for certain payments from money market accounts which may be subject to a sales charge).

6: When qualified retirement plan loan repayments are reinvested in Class A shares.

7: With the liquidation proceeds from a First Investors Life Variable Annuity Fund A, C, or D contracts or First Investors Single Premium Retirement Annuity contract within one year of the contract's maturity date.

8: When dividends (at least $50 a year) from a First Investors Life Insurance Company policy are invested into an EXISTING account.

9: When a group qualified plan (401(k) plans, money purchase pension plans, profit sharing plans and 403(b) plans that are subject to Title I of ERISA) is reinvesting redemption proceeds from another fund on which a sales charge or CDSC was paid.

10: With distribution proceeds from a First Investors group qualified plan account into an IRA.

11: By participant directed group qualified plans with 100 or more eligible employees or $1,000,000 or more in assets.

12: In amounts of $1 million or more.

13: By individuals under a Letter of Intent or Cumulative Purchase Privilege of $1 million or more.

FOR ITEMS 9 THROUGH 13 ABOVE: A CDSC OF 1.00% WILL BE DEDUCTED IF SHARES ARE REDEEMED WITHIN 2 YEARS OF PURCHASE.

SALES CHARGES ON CLASS A SHARES MAY BE REDUCED FOR:
1: Participant directed group qualified retirement plans with 99 or fewer eligible employees. The initial sales charge is reduced to 3.00% of the offering price.

2: Certain unit trust holders ("unitholders") who elect to invest the entire amount of principal, interest, and/or capital gains distributions from their unit investment trusts in Class A shares. Unitholders of various series of New York Insured Municipals-Income Trust sponsored by Van Kampen Merrit, Inc., unitholders of various series of the Multistate Tax Exempt Trust sponsored by Advest Inc., and unitholders of various series of the Insured Municipal Insured National Trust, J.C. Bradford & Co. as agent, may buy Class A shares of a FI Fund with unit trust distributions at the net asset value plus a sales charge of 1.5%. Unitholders of various tax-exempt trusts, other than the New York Trust, sponsored by Van Kampen Merritt Inc. may buy Class A shares of a FI Fund at the net asset value plus a sales charge of 1.0%.

Unitholders may make additional purchases, other than those made by unit trust distributions, at the Fund's regular offering price.

+ CUMULATIVE PURCHASE PRIVILEGE
The Cumulative Purchase Privilege lets you add the value of all your existing FI Fund accounts (Class A and Class B shares) to the amount of your next Class A share investment to reach sales charge discount breakpoints. The Cumulative Purchase Privilege lets you add the values of all of your existing FI Fund accounts (except for amounts that have been invested directly in Cash Management or Tax Exempt Money Market accounts on which no sales charge was previously imposed) to the amount of your next Class A share investment in determining whether you are entitled to a sales charge discount. While sales charge discounts are available only on Class A shares, we will also include any Class B shares you may own in determining whether you have achieved a discount level. For example, if the combined current value of your existing FI Fund accounts is $25,000 (measured by offering price), your next purchase will be eligible for a sales charge discount at the $25,000 level. Cumulative Purchase discounts are applied to purchases as indicated in the first column of the Class A Sales Charge table.

All your accounts registered with the same social security number will be linked together under the Cumulative Purchase Privilege. Your spouse's accounts and custodial accounts held for minor children residing at your home can also be linked to your accounts upon request.

-Conservator accounts are linked to the social security number of the ward, not the conservator.

-Sole proprietorship accounts are linked to personal/family accounts only if the account is registered with a social security number, not an employer identification number ("EIN").

-Testamentary trusts and living trusts may be linked to other accounts registered under the same trust EIN, but not to the personal accounts of the trustee(s).

 -Estate accounts may only be linked to other accounts registered under the same EIN of the estate or social security number of the decedent.

 -Church and religious organizations may link accounts to others registered with the same EIN but not to the personal accounts of any member.

+ LETTER OF INTENT
A Letter of Intent ("LOI") lets you purchase Class A shares at a discounted sales charge level even though you do not yet have sufficient investments to qualify for that discount level. An LOI is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. Under an LOI, you can reduce the initial sales charge on Class A share purchases based on the total amount you agree to invest in both Class A and Class B shares during the 13 month period. Purchases made 90 days before the date of the LOI may be included, in which case the 13 month period begins on the date of the first purchase. Your LOI can be amended in two ways. First, you may file an amended LOI to raise or lower the LOI amount during the 13 month period. Second, your LOI will be automatically amended if you invest more than your LOI amount during the 13 month period and qualify for an additional sales charge reduction. Amounts invested in the Cash Management or Tax Exempt Money Market Funds are not counted toward an LOI.

By purchasing under an LOI, you acknowledge and agree to the following:

-You authorize First Investors to reserve 5% of your total intended investment in shares held in escrow in your name until the LOI is completed.

-First Investors is authorized to sell any or all of the escrow shares to satisfy any additional sales charges owed in the event you do not fulfill the LOI.

-Although you may exchange all your shares, you may not sell the reserve shares held in escrow until you fulfill the LOI or pay the higher sales charge.

CLASS B SHARES
Class B shares are sold without an initial sales charge, putting all your money to work for you immediately. If you redeem Class B shares within 6 years of purchase, a CDSC will be imposed. The CDSC declines from 4% to 0% over a 6-year period, as shown in the chart below. Class B share money market fund shares are not sold directly. They can only be acquired through an exchange from another Class B fund account or through cross reinvestment of dividends from another Class B share account. Class B shares, and the dividend and distribution shares they earn, automatically convert to Class A shares after 8 years, reducing future annual expenses.

Generally, you should consider purchasing Class B shares if you intend to invest less than $250,000 and you would rather pay higher ongoing expenses than an initial sales charge.



                              CLASS B SALES CHARGES

            THE CDSC DECLINES OVER TIME AS SHOWN IN THE TABLE BELOW:





      YEAR 1    2    3    4    5    6     7+

      CDSC 4%   4%   3%   3%   2%   1%    0%



If shares redeemed are subject to a CDSC, the CDSC will be based on the lesser of the original purchase price or redemption price. There is no CDSC on shares acquired through dividend and capital gains reinvestment. We call these "free shares."

Anytime you sell shares, your shares will be redeemed in the following manner to ensure that you pay the lowest possible CDSC:

First-Class B shares representing dividends and capital gains that are not subject to a CDSC.

Second-Class B shares held more than six years which are not subject to a CDSC.

Third-Class B shares held longest which will result in the lowest CDSC.

For purposes of calculating the CDSC, all purchases made during the calendar month are deemed to have been made on the first business day of the month at the average cost of the shares purchased during that period.

SALES CHARGE WAIVERS ON
CLASS B SHARES:
The CDSC on Class B shares does not apply to:

1: Appreciation on redeemed shares above their original purchase price and shares acquired through dividend or capital gains distributions.

2: Redemptions due to the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of an account owner. Redemptions following the death or disability of one joint owner of a joint account are not deemed to be as the result of death or disability.

3: Distributions from employee benefit plans due to plan termination.

4: Redemptions to remove an excess contribution from an IRA or qualified retirement plan.

5: Distributions upon reaching required minimum age 70 1/2 provided you have held the shares for at least three years.

6: Annual redemptions of up to 8% of your account's value redeemed by a Systematic Withdrawal Plan. Free shares not subject to a CDSC will be redeemed first and will count towards the 8% limit.

7: Shares redeemed from advisory accounts managed by or held by the Fund's investment advisor or any of its affiliates.

8: Tax-free returns of excess contributions from employee benefit plans.

9: Redemptions of non-retirement shares purchased with proceeds from the sale of shares of another fund group between April 29, 1996 and June 30, 1996 that did not pay a sales charge (other than money market fund accounts or retirement plan accounts).

10: Redemptions by the Fund when the account falls below the minimum.

11: Redemptions to pay account fees.

Include a written statement with your redemption request explaining which exemption applies. If you do not include this statement we cannot guarantee that you will receive the waiver.

HOW  TO  PAY
You can invest using one or more of the following options:

+ CHECK:
You can buy shares by writing a check payable to First Investors Corporation. If you are opening a new fund account, your check must meet the fund minimum. When making purchases to an existing account, remember to include your fund account number on your check.

AUTOMATIC INVESTMENTS:
We offer several automatic investment
programs to simplify investing.

+ MONEY LINE:
With our Money Line program, you can invest in a FI fund account with as little as $50 a month or $600 each year by transferring funds electronically from your bank account. You can invest up to $50,000 a month through Money Line.



Money Line allows you to select the payment amount and frequency that is best for you. You can make automatic investments bi-weekly, semi-monthly, monthly, quarterly, semi-annually, or annually.

The date you select as your Money Line investment date is the date on which shares will be purchased. THE PROCEEDS MUST BE AVAILABLE IN YOUR BANK ACCOUNT TWO BUSINESS DAYS PRIOR TO THE INVESTMENT DATE.

HOW TO APPLY:
1: Complete the Electronic Funds Transfer ("EFT") section of the application to provide complete bank information and authorize EFT fund share purchases. Attach a voided check or account statement. A signature guarantee of all shareholders and bank account owners is required. PLEASE ALLOW AT LEAST 10 BUSINESS DAYS FOR INITIAL PROCESSING.

2: Complete the Money Line section of the application to specify the amount, frequency and date of the investment.

3: Submit the paperwork to your registered representative or send it to:
ADMINISTRATIVE DATA MANAGEMENT CORP.
581 MAIN STREET
WOODBRIDGE, NJ 07095-1198.
HOW TO CHANGE:
Provided you have telephone privileges, you may call Shareholder Services at 1
(800) 423-4026 to:

-Increase the payment up to $999.99 provided bank and fund account registrations are the same.

-Decrease the payment.

-Discontinue the service.

To change investment amounts, reallocate or cancel Money Line, you must notify us at least 3 business days prior to the investment date.

You must send a signature guaranteed written request to Administrative Data Management Corp. to:

-Increase the payment to $1,000 or more.



-Change bank information (a new Money Line Application and voided check or account statement is required).

A medallion signature guarantee (see Signature Guarantee Policy) is required to increase a Money Line payment to $25,000 or more. Changing banks or bank account numbers requires 10 days notice. Money Line service will be suspended upon notification that all account owners are deceased.

+ AUTOMATIC  PAYROLL
  INVESTMENT:
With our Automatic Payroll Investment service ("API") you can systematically purchase shares by salary reduction. To participate, your employer must offer direct deposit and permit you to electronically transfer a portion of your salary. Contact your company payroll department to authorize the salary reductions. If not available, you may consider our Money Line program.

Shares purchased through API are purchased on the day the electronic transfer is received by the Fund.

HOW TO APPLY:
1: Complete an API Application. If you are receiving a government payment and wish to participate in the API Program you must also complete the government's Direct Deposit Sign-up Form. Call Shareholder Services at 1 (800) 423-4026 for more information.

2: Complete an API Authorization Form.

3: Submit the paperwork to your registered representative or send it to:
ADMINISTRATIVE DATA MANAGEMENT CORP.
581 MAIN STREET
WOODBRIDGE, NJ 07095-1198.

+ WIRE  TRANSFERS:
You may purchase shares via a Federal Funds wire transfer from your bank account into your EXISTING First Investors account. Federal Fund wire transfer proceeds are not subject to a holding period and are available to you immediately upon receipt, as long as we have been notified properly.



Shares will be purchased on the day we receive your wire transfer provided that we have received adequate instructions and you have previously notified us that the wire is on the way (by calling 1 (800) 423-4026). Your notification must include the Federal Funds wire transfer confirmation number, the amount of the wire, and the fund account number to receive same day credit. There are special rules for money market fund accounts.

To wire Federal Funds to an existing First Investors account (other than money markets), instruct your bank to wire your investment to:
FIRST FINANCIAL SAVINGS BANK, S.L.A.
ABA # 221272604
ACCOUNT # 0306142
YOUR NAME
YOUR FIRST INVESTORS FUND ACCOUNT #

(First Financial Savings Bank will change its name to First Investors Federal Savings Bank.)


+ DISTRIBUTION
  CROSS-INVESTMENT:

You can invest the dividends and capital gains from one fund account, excluding the money market funds, into another fund account in the same class of shares. The shares will be purchased at the net asset value on the day after the record date of the distribution.

-You must invest at least $50 a month or $600 a year into a NEW  fund account.

-A signature guarantee is required if the ownership on both accounts is not identical.

You may establish a Distribution Cross-Investment service by contacting your registered representative or calling Shareholder Services at 1 (800) 423-4026.

+ SYSTEMATIC WITHDRAWAL PLAN PAYMENT INVESTMENTS: You can invest Systematic Withdrawal Plan payments (see How to Sell Shares) from one fund account in shares of another fund account in the same class of shares. -Payments are invested without a sales charge. -A signature guarantee is required if the ownership on both accounts is not identical.
-Both accounts must be in the same class of shares. -You must invest at least $600 a year if into a new fund account. -You can invest on a monthly, quarterly, semi-annual, or annual basis. Redemptions are suspended upon notification that all account owners are deceased. Service will recommence upon receipt of written alternative payment instructions and other required documents from the decedent's legal representative.

HOW TO SELL SHARES
You can sell your shares on any day the New York Stock Exchange ("NYSE") is open for regular trading. In the mutual fund industry, a sale is referred to as a "redemption." Payment of redemption proceeds generally will be made within seven days. If the shares being redeemed were recently purchased by check or electronic funds transfer, payment may be delayed to verify that the check or electronic funds transfer has been honored, which may take up to 15 days from the date of purchase. Shareholders may not redeem shares by telephone or electronic funds transfer unless the shares have been owned for at least 15 days.

Redemptions of shares are not subject to the 15 day verification period if the shares were purchased via:
-Automatic Payroll Investment.
-FIC registered representative payroll checks.
-First Investors Life Insurance Company checks.
-Federal funds wire payments.

For trusts, estates, attorneys-in-fact, corporations, partnerships, and other entities, additional documents are required to redeem shares. Call Shareholder Services at
1 (800) 423-4026 for more information.



WRITTEN REDEMPTIONS
You can write a letter of instruction or contact your registered representative for a liquidation request form. A written liquidation request in good order must include:

1:  The name of the fund;

2:  Your account number;

3: The dollar amount, number of shares or percentage of the account you want to redeem;

4: Share certificates (if they were issued to you);

5: Original signatures of all owners exactly as your account is registered; and

6: Signature guarantees, if required (see Signature Guarantee Policy).

If we are being asked to redeem a retirement account and transfer the proceeds to another financial institution, we will also require a Letter of Acceptance from the successor custodian before we effect the redemption.

For your protection, the Fund reserves the right to require additional supporting legal documentation.

Written redemption requests should be mailed to:
ADMINISTRATIVE DATA MANAGEMENT CORP.
581 MAIN STREET
WOODBRIDGE, NJ 07095-1198.

If your redemption request is not in good order or information is missing, the Transfer Agent will seek additional information and process the redemption on the day it receives such information.


TELEPHONE REDEMPTIONS

You, or any person we believe is authorized to act on your behalf, may redeem non-retirement shares which have been owned for at least 15 days by calling our Special Services Department at 1 (800) 342-6221 from 9:00 a.m. to 4:00 p.m., ET, provided:

-Telephone privileges are available for your account registration and you have not declined telephone privileges (see Telephone Privileges);
-You do not hold share certificates (issued shares);
-The redemption check is made payable to the registered owner(s) or pre-designated bank;
-The redemption check is mailed to your address of record or predesignated bank account;
-Your address of record has not changed within the past 60 days;
-The redemption amount is $50,000 or less; AND
-The redemption amount, combined with the amount of all telephone redemptions made within the previous 30 days does not exceed
 $100,000. Telephone redemption orders received between 4:00-5:00p.m. will be processed on the following business day.
ELECTRONIC FUNDS        TRANSFER
The Electronic Funds Transfer ("EFT") service allows you to redeem shares and electronically transfer proceeds to your bank account.

YOU MUST ENROLL IN THE ELECTRONIC FUNDS TRANSFER SERVICE AND PROVIDE COMPLETE BANK ACCOUNT INFORMATION BEFORE USING THE PRIVILEGE. Signature guarantees of all shareholders and all bank account owners are required. Please allow at least 10 business days for initial processing. We will send any proceeds during the processing period to your address of record. Call your registered representative or Shareholder Services at 1 (800) 423-4026 for an application. You may call Shareholder Services or send written instructions to Administrative Data Management Corp. to request an EFT redemption of shares which have been held at least 15 days. Each EFT redemption:

1:  Must be electronically transferred to your pre-designated bank account;

2:  Must be at least $500;

3:  Cannot exceed $50,000; and

4: Cannot exceed $100,000 when added to the total amount of all EFT redemptions made within the previous 30 days.

If your redemption does not qualify for an EFT redemption, your redemption proceeds will be mailed to your address of record.

The Electronic Funds Transfer service may also be used to purchase shares (see Money Line) and transfer systematic withdrawal payments (see Systematic Withdrawal Plans) and dividend distributions (see Other Services) to your bank account.



SYSTEMATIC                 WITHDRAWAL PLANS
Our Systematic Withdrawal Plan allows you to redeem a specific dollar amount, number of shares, or percentage from your account on a regular basis. Your payments can be mailed to you or a pre-authorized payee by check, transferred to your bank account electronically (if you have enrolled in the EFT service) or invested in shares of another FI fund in the same class of shares through our Systematic Withdrawal Plan Payment investment service (see How to Buy Shares).

You can receive payments on a monthly, quarterly, semi-annual, or annual basis. Your account must have a value of at least $5,000 in non-certificated shares ("unissued shares"). The $5,000 minimum account balance is waived for required minimum distributions from retirement plan accounts, payments to First Investors Life Insurance Company, and systematic investments into another eligible fund account. The minimum Systematic Withdrawal Plan payment is $25 (waived for Required Minimum Distributions on retirement accounts or FIL premium payments).

Once you establish the Systematic Withdrawal Plan, you should not make additional investments into this account (except money market funds). Buying shares during the same period as you are selling shares is not advantageous to you because of sales charges.

If you own Class B shares, you may establish a Systematic Withdrawal Plan and redeem up to 8% of the value of your account annually without a CDSC.

If you own Class B shares of a retirement account and you are receiving your Required Minimum Distribution through a Systematic Withdrawal Plan, up to 8% of the value of your account may be redeemed annually without a CDSC. However, if your Required Minimum Distribution exceeds the 8% limit, the applicable CDSC will be charged if the additional shares were held less than 3 years and you have not reached age 701/2.

To establish a Systematic Withdrawal Plan, complete the appropriate section of the account application or contact your registered representative or call Shareholder Services at
1 (800) 423-4026.

EXPEDITED  WIRE
REDEMPTIONS
(MONEY MARKET FUNDS ONLY)
Enroll in our Expedited Redemption service to wire proceeds from your FI money market account to your bank account. Call Shareholder Services at 1 (800) 423-4026 for an application or to discuss specific requirements.

Requests for redemptions by wire out of money market funds must be received in writing or by phone prior to 12:00 p.m., ET on a day the NYSE is open for trading. These days are referred to as "Trading Days" in this manual. Wire Redemption orders received after 12:00 p.m., ET but before the close of regular trading on the NYSE, or received on a day that the Federal Reserve system is closed will be processed on the following business day.

-Each wire under $5,000 is subject to a $15 fee.

-Two wires of $5,000 or more are permitted without charge each month. Each additional wire is $15.00.

-Wires must be directed to your pre-designated bank account.



HOW TO EXCHANGE SHARES

The exchange privilege gives you the flexibility to change investments as your goals change without incurring a sales charge. Since an exchange of non-retirement fund shares is a redemption and a purchase, it creates a gain or loss which is reportable for tax purposes. You should consult your tax advisor before requesting an exchange. Read the prospectus of the FI Fund you are purchasing carefully. Review the differences in objectives, policies, risk, privileges and restrictions.

EXCHANGE METHODS

METHOD             STEPS TO FOLLOW

Through Your
Registered Representative Call your registered representative.

By Phone         Call Special Services from 9:00 a.m. to 5:00 p.m., ET
1(800) 342-6221 Orders received after the close of the NYSE, usually 4:00 p.m., ET, are processed the following business day.

                 1. You must have telephone privileges.
                     (see Telephone Transactions.)

                 2. Certificate shares cannot be exchanged by phone.

                 3. For trusts, estates, attorneys-in-fact, corporations,
                    partnerships, and other entities, additional documents

                    are required and must be on file.

By Mail to:
ADM
581 MAIN STREET
WOODBRIDGE,         NJ 07095-1198 1. Send us written instructions signed by all account owners exactly as the account is registered.

                 2. Include the name and account number of your fund.

                 3. Indicate either the dollar amount, number of shares or percent of the source account you want to exchange.

                 4.   Specify the existing account number or the name of the

                      new Fund you want to exchange into.

                 5. Include any outstanding share certificates for shares you want to exchange.  A signature guarantee is required.

                 6. For trusts, estates, attorneys-in-fact, corporations,
                          partnerships, and other entities, additional
                                   documents are required.  Call Shareholder
                                   Services at 1(800) 423-4026.




EXCHANGE CONDITIONS
1: You may only exchange shares within the same class.

2: Exchanges can only be made into identically owned accounts.

3: Partial exchanges into a new fund account must meet the new fund's minimum initial investment.

4: The fund you are exchanging into must be eligible for sale in your state.

5: If your request does not clearly indicate the amount to be exchanged or the accounts involved, no shares will be exchanged.

6: Amounts exchanged from a non-money market fund to a money market fund may be exchanged back along with the dividends earned on that amount at net asset value. Dividends earned from money market fund shares will be subject to a sales charge.

7: If you are exchanging from a money market fund to a fund with a sales charge, there will be a sales charge on any shares that were not previously subject to a sales charge. Dividends earned on money market shares that were purchased by an exchange from a fund with a sales charge, may be exchanged back at net asset value. Your request must be in writing and include a statement acknowledging that a sales charge will be paid.

8: If you exchange Class B shares of a fund for shares of a Class B money market fund, the CDSC will not be imposed but the CDSC and the holding period used to calculate the CDSC will carry over to the acquired shares.

9: FI Funds reserve the right to reject any exchange order which in the opinion of the Fund is part of a market timing strategy. In the event that an exchange is rejected, neither the redemption nor the purchase side of the exchange will be processed.

10: If your exchange request is not in good order or information is missing, the Transfer Agent will seek additional information and process the exchange on the day it receives such information.

EXCHANGING FUNDS  WITH  AUTOMATIC INVESTMENTS  OR  SYSTEMATIC  WITHDRAWALS

Let us know if you want to continue automatic investments into the original fund or the fund you are exchanging into ("receiving fund") or if you want to change the amount or allocation. Also inform us if you wish to continue, terminate, or change a preauthorized systematic withdrawal. Without specific instructions, we will amend account privileges as outlined below:



                      EXCHANGE           EXCHANGE          EXCHANGE A
                      ALL SHARES TO      ALL SHARES TO     PORTION OF
                      ONE FUND           MULTIPLE          SHARES TO ONE OR
                      FUNDS              MULTIPLE
                                         FUNDS

MONEY LINE            ML moves to        ML stays with     ML stays with
(ML)                  Receiving Fund     Original Fund     Original Fund


AUTOMATIC PAYROLL      API moves to      API Stays with    API stays with
 INVESTMENT (API)      Receiving Fund    Original Fund     Original Fund


SYSTEMATIC             SWP moves to      SWP               SWP stays
WITHDRAWALS            Receiving Fund    Canceled          with Original Fund
(SWP)

WHEN AND HOW  FUND SHARES ARE PRICED
Each FI Fund prices its shares each day that the NYSE is open for trading. The share price is calculated as of the close of trading on the NYSE (generally 4:00 p.m., ET).

Each Fund calculates the net asset value of each class of its shares separately by taking the total value of class assets, subtracting class expenses, and dividing the difference by the total number of shares in the class. The price that you will pay for a share is the NAV plus any applicable front-end sales charge. You receive the NAV price if you redeem or exchange your shares, less any applicable CDSC.

Fund prices are on our website (www.firstinvestors.com) the next day. The prices for our larger funds are also reported in many newspapers, including The Wall Street Journal and The New York Times. Special pricing procedures are employed during emergencies. For a description of these procedures you can request, free of charge, a copy of a Statement of Additional Information.

HOW PURCHASE,
REDEMPTION AND
EXCHANGE ORDERS
ARE PROCESSED AND PRICED
The processing and price for a purchase, redemption or exchange depends upon how your order is placed. As indicated below, in certain instances, special rules apply to money market transactions. Special rules also apply for emergency conditions. These are described in the Statement of Additional Information.

+ PURCHASES:
Purchases that are made by written application or order are processed when they are received in "good order" by our Woodbridge, NJ office. To be in good order, all required paperwork must be completed and payment received. If your order is received prior to the close of trading on the NYSE, it will receive that day's price (except in the case of money market funds which are discussed in the section below called Special Rules for Money Market Funds). This procedure applies whether your purchase order is given to your registered representative or mailed directly by you to our Woodbridge, NJ office.

As described previously in "How to Buy Shares," certain types of purchases can only be placed by written application. For example, purchases in connection with the opening of retirement accounts may only be made by written application. Furthermore, rollovers of retirement accounts will be processed only when we have received both written application and the proceeds of the rollover. Thus, for example, if it takes 30 days for another fund group to send us the proceeds of a retirement account, your purchase of First Investors funds will not occur until we receive the proceeds.

Some types of purchases may be phoned or electronically transmitted to us via Fund/SERV by your broker-dealer. If you give your order to a registered representative before the close of trading on the NYSE and the order is phoned to our Woodbridge, NJ office prior to 5:00 p.m., ET, your shares will be purchased at that day's price (except in the case of money market funds which are discussed in the section below called Special Rules for Money Market Funds). If you are buying a First Investors Fund through a broker-dealer other than First Investors, other requirements may apply. Consult with your broker-dealer about its requirements. Payment is due within three business days of placing an order by phone or electronic means or the trade may be cancelled. (In such event, you will be liable for any loss resulting from the cancellation.) To avoid cancellation of your orders, you may arrange to open a money market account and use it to pay for subsequent purchases.

Purchases made pursuant to our Automatic Investment Programs are processed as follows:

-Money Line purchases are processed on the date you select on your application.

-Automatic Payroll Investment Service purchases are processed on the date that we receive funds from your employer.

+ REDEMPTIONS:
As described previously in "How To Sell Shares," certain redemption orders may only be made by written instructions or application. Unless you have declined Telephone Privileges, most non-retirement account redemptions can be made by phone by you or your registered representative.

Written redemption orders will be processed when received in good order in our Woodbridge, NJ office. Phone redemption orders will be processed when received in good order in our Woodbridge, NJ office prior to 4:00 p.m., ET.

If your redemption order is received prior to the close of trading on the NYSE, you will receive that day's price. If you redeem through a broker-dealer other than First Investors, other requirements may apply. Consult with your broker-dealer about its requirements.

+ EXCHANGES:
Unless you have declined telephone privileges, you or your representative may exchange shares by phone. Exchanges can also be made by written instructions. Exchange orders are processed when we receive them in good order in our Woodbridge, NJ office.

Exchange orders received in good order prior to the close of trading on the NYSE will be processed at that day's prices.

+ ORDERS PLACED VIA FIRST INVESTORS REGISTERED REPRESENTATIVES: All orders placed through a First Investors registered representative must be reviewed and approved by a principal officer of the branch office before being mailed or transmitted to the Woodbridge, NJ office.

+ ORDERS PLACED  VIA      DEALERS:
It is the responsibility of the Dealer to forward or transmit orders to the Fund promptly and accurately. A fund will not be liable for any change in the price per share due to the failure of the Dealer to place or pay for the order in a timely fashion. Any such disputes must be settled between you and the Dealer.

SPECIAL RULES FOR MONEY MARKET FUNDS
Money market fund shares will not be purchased until the Fund receives Federal Funds for the purchase. Federal Funds for a purchase will generally not be received until the morning of the next Trading Day following the Trading Day on which your purchase check or other form of payment is received in our Woodbridge, NJ office. If a check is received in our Woodbridge, NJ office after the close of regular trading on the NYSE, the Federal Funds for the purchase will generally not be received until the morning of the second following Trading Day.

If we receive a wire transfer for a purchase prior to 12:00 p.m., ET and you have previously notified us that the wire is on the way (by calling 1 (800) 423-4026) the funds for the purchase will be deemed to have been received on that same day. Your notification must include the Federal Funds wire transfer confirmation number, the amount of the wire, and the money market fund account number to receive same day credit. If we fail to receive such advance notification, the funds for your purchase will not be deemed to have been received until the morning of the next Trading Day following receipt of the Federal Wire and your account information.

To wire funds to an existing First Investors money market account, instruct your bank to wire your investment, as applicable, to:

CASH MANAGEMENT FUND

BANK OF NEW YORK

ABA #021000018
FI CASH MGMT. ACCOUNT 8900005696

FOR FURTHER CREDIT TO:  YOUR NAME
YOUR FIRST INVESTORS ACCOUNT #

TAX-EXEMPT MONEY MARKET FUND

BANK OF NEW YORK

ABA #021000018
FI TAX EXEMPT ACCOUNT 8900023198

FOR FURTHER CREDIT TO: YOUR NAME
YOUR FIRST INVESTORS ACCOUNT #

Requests for redemptions by wire out of the money market funds must be received in writing or by phone prior to 12:00 p.m., ET, on a Trading Day, to be processed the same day. Wire redemption requests received after 12:00 p.m., ET, but before the close of regular trading on the NYSE, will be processed the following Trading Day.

There is no sales charge on Class A share money market fund purchases. However, anytime you make a redemption from a Class A share money market account and subsequently invest the proceeds in another eligible Class A share fund, the purchase will incur a sales charge unless one has already been paid.

RIGHT TO REJECT
PURCHASE OR
EXCHANGE ORDERS
A fund reserves the right to reject or restrict any specific purchase or exchange request if the fund determines that doing so is in the best interest of the fund and its shareholders. Investments in a fund are designed for long-term purposes and are not intended to provide a vehicle for short-term market timing. The funds also reserve the right to reject any exchange that in the funds' opinion is part of a market timing strategy. In the event that a fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

SIGNATURE
GUARANTEE POLICY
A signature guarantee protects you from the risk of a fraudulent signature and is generally required for non-standard and large dollar transactions. A signature guarantee may be obtained from eligible guarantor institutions including banks, savings associations, credit unions and brokerage firms which are members of the Securities Transfer Agents Medallion Program ("STAMP"), the New York Stock Exchange Medallion Signature Program ("MSP"), or the Stock Exchanges Medallion Program ("SEMP"). Please note that a notary public stamp or seal is not acceptable.

+ SIGNATURE GUARANTEES
  ARE REQUIRED:
1: For redemptions over $50,000.

2: For redemption checks made payable to any person(s) other than the registered shareholder(s) or any entity other than a major financial institution for the benefit of the registered shareholder(s).

3: For redemption checks mailed to an address other than the address of record, pre-authorized bank account, or a major financial institution on your behalf.

4: For redemptions when the address of record has changed within 60 days of the request.

5: When a stock certificate is mailed to an address other than the address of record or the dealer on the account.

6: When shares are transferred to a new registration.

7: When certificated (issued) shares are redeemed or exchanged.

8: To establish any EFT service.

9: For requests to change the address of record to a P.O. box or a "c/o" street address.

10: If multiple account owners of one account give inconsistent instructions.

11: When a transaction requires additional legal documentation.

12: When the authority of a representative of a corporation, partnership, trust, or other entity has not been satisfactorily established.

13: When an address is updated on an account which has been coded "Do Not Mail" because mail has been returned as undeliverable.

14: Any other instance whereby a fund or its transfer agent deems it necessary as a matter of prudence.

TELEPHONE
SERVICES
TELEPHONE EXCHANGES AND REDEMPTIONS
1 (800) 342-6221
You automatically receive telephone privileges when you open a First Investors individual, joint, or custodial account unless you decline the option on your account application or send the Fund written instructions. For trusts, estates, attorneys-in-fact, corporations, partnerships, and other entities, telephone privileges are not automatically granted. You must complete additional documentation. Call Shareholder Services at 1 (800) 423-4026 for assistance.

Telephone privileges allow you to exchange or redeem eligible shares and authorize other transactions with a simple phone call. Your registered representative may also use telephone privileges to execute your transactions.

+ SECURITY MEASURES:
For your protection, the following security measures are taken:

1: Telephone requests are recorded to verify accuracy.

2: Some or all of the following information is obtained:

-Account number.

-Address.

-Social security number.

-Other information as deemed necessary.

3: A written confirmation of each transaction is mailed to you.

We will not be liable for following instructions if we reasonably believe the instructions are genuine based on our verification procedures.

+ ELIGIBILITY:
NON-RETIREMENT ACCOUNTS:
You can exchange or redeem shares of any non-retirement account by phone. Shares must be uncertificated and owned for 15 days for telephone redemption. See "How To Sell Shares" for additional information.

Telephone exchanges and redemptions are not available on guardianship and conservatorship accounts.

RETIREMENT ACCOUNTS:
You can exchange shares of any eligible FI fund of any participant directed FI prototype IRA, 403(b) or 401(k) Simplifier Plan. You may also exchange shares from an individually registered non-retirement account to an IRA account registered to the same owner (provided an IRA application is on file). Telephone exchanges are permitted on 401(k) Flexible plans, money purchase pension plans and profit sharing plans if a First Investors Qualified Retirement Plan

Application is on file with the fund. Contact your registered representative or call Shareholder Services at 1 (800) 423-4026 to obtain a Qualified Retirement Plan Application. Telephone redemptions are not permitted on First Investors retirement accounts.



During times of drastic economic or market changes, telephone redemptions or exchanges may be difficult to implement. If you experience difficulty in making a telephone exchange or redemption, you may send us a written request by regular or express mail. The written request will be processed at the next determined net asset value, less any applicable CDSC, when received in good order in our Woodbridge, N.J. office.




SHAREHOLDER SERVICES
1 (800) 423-4026

PROVIDED YOU HAVE NOT DECLINED TELEPHONE PRIVILEGES, CALL US TO UPDATE OR
CORRECT:
-Your address or phone number. For security purposes, the Fund will not honor telephone requests to change an address to a P.O. Box or "c/o" street address.

-Your birth date (important for retirement distributions).

-Your distribution option to reinvest or pay in cash or initiate cross reinvestment of dividends (non-retirement accounts only).

-The amount of your Money Line up to $999.99 per payment provided bank and fund account registrations are the same.

-The allocation of your Money Line or Automatic Payroll Investment  payment.

-The amount of your Systematic Withdrawal payment on non-retirement accounts.

TO REQUEST:
-A history of your account (the fee can be debited from your non-retirement account).

-A share certificate to be mailed to your address of record (non-retirement accounts only).

-Cancellation of your Systematic Withdrawal Plan (non-retirement accounts only).

-Money market fund draft checks (non-retirement accounts only). Additional written documentation may be required for certain registrations.

-A stop payment on a dividend, redemption or money market draft check.

-Reactivation of your Money Line (provided an application and voided check is on file).

-Suspension (up to six months) or cancellation of Money Line.

-A duplicate copy of a statement or tax form.

-Cancellation of cross-reinvestment of dividends.





OTHER SERVICES
+ REINSTATEMENT PRIVILEGE:

If you sell some or all of your Class A or Class B shares, you may be entitled to invest all or a portion of the proceeds in the same class of shares of a FI fund within six months of the redemption without a sales charge.

If you invest proceeds into a new fund account, you must meet the fund's minimum initial investment requirement.

If you invest all the proceeds from a Class B share redemption, you will be credited, in additional shares, for the full amount of the CDSC. If you invest a portion of a Class B share redemption, you will be credited with a pro-rated percentage of the CDSC.

The reinstatement privilege does not apply to automated purchases, automated redemptions, or reinstatements in Class B shares of less than $1,000.

Please notify us if you qualify for this privilege. For more information, call Shareholder Services at 1 (800) 423-4026.

+ CERTIFICATE SHARES:
Every time you make a purchase of Class A shares, we will credit shares to your fund account. We do not issue share certificates unless you specifically request them. Certificates are not issued on any Class B shares, Class A money market shares, or any shares in retirement accounts.

Having us credit shares on your behalf eliminates the expense of replacing lost, stolen, or destroyed certificates. If a certificate is lost, stolen, or damaged, you may be charged a replacement fee of the greater of 2% of the current value of the certificated shares or $25.

In addition, certificated shares cannot be redeemed, exchanged, or transferred until they are returned with your transaction request. The share certificate must be properly endorsed and signature guaranteed.

+ MONEY MARKET FUND DRAFT CHECKS:
Free draft check writing privileges are available when you open a First Investors Cash Management Fund or a First Investors Tax Exempt Money Market Fund account. Checks may be written for a minimum of $500. Draft checks are not available for Class B share accounts, retirement accounts, guardianships and conservatorships. Complete the Money Market Fund Check Redemption section of the account application to apply for draft checks. To order additional checks, call Shareholder Services at 1 (800) 423-4026.

Additional documentation is required to establish check writing privileges for trusts, corporations, partnerships and other entities. Call Shareholder Services at 1 (800) 423-4026 for further information.



FEE  TABLE:
Call Shareholder Services at 1 (800) 423-4026 or send your request to FIC,
Attn: Correspondence Dept., 581 Main Street, Woodbridge, NJ 07095-1198 to request a copy of the following records:



 .

ACCOUNT HISTORY STATEMENTS:
1974 - 1982*    $10 per year fee

1983 - present  $5 total fee for all years

Current & Two Prior Years Free

*ACCOUNT HISTORIES ARE NOT AVAILABLE PRIOR TO 1974



CANCELLED CHECKS:
There is a $10 fee for a copy of a cancelled dividend, liquidation, or investment check requested. There is a $15 fee for a copy of a cancelled money market draft check.

DUPLICATE TAX FORMS:
Current Year    Free

Prior Year(s)   $7.50 per tax form per year



+ RETURN MAIL:
If mail is returned to the fund marked undeliverable by the U.S. Postal Service after two consecutive mailings, and the fund is unable to obtain a current shareholder address, the account status will be changed to "Do Not Mail" to discontinue future mailings and prevent unauthorized persons from obtaining account information.

You can remove the "Do Not Mail" status on your account by submitting written instructions including your current address signed by all shareholders with a signature guarantee (see Signature Guarantee Policy). Additional requirements may apply for certain accounts. Call Shareholder Services at 1 (800) 423-4026 for more information.

Returned dividend checks and other distributions will be reinvested in the fund when an account's status has been changed to "Do Not Mail." No interest will be paid on outstanding checks prior to reinvestment. All future dividends and other distributions will be reinvested in additional shares until new instructions are provided. If you cannot be located within a period of time mandated by your state of residence your fund shares may be escheated to your state (in other words turned over) in accordance with state laws governing abandoned property.

Prior to turning over assets to your state, the fund will seek to obtain a current shareholder address in accordance with Securities and Exchange Commission rules. A search company may be employed to locate a current address. The fund may deduct the costs associated with the search from your account.



+ TRANSFERRING  SHARES:
A transfer is a change of share ownership from one customer to another. Unlike an exchange, transfers occur within the same fund. You can transfer your shares at any time. Partial transfers must meet the minimum initial investment requirement of the fund.

To transfer shares, submit a letter of instruction including:

-Your account number.

-Dollar amount, percentage, or number of shares to be transferred.

-Existing account number receiving the shares (if any).

-The name(S), registration, and taxpayer identification number of the customer receiving the shares.

-The signature of each account owner requesting the transfer with signature guarantee(S).

If First Investors is your broker-dealer, we will request that the transferee complete a Master Account Agreement to establish a brokerage account with First Investors Corporation and validate his or her social security number to avoid back-up withholding. If the transferee declines to complete a MAA, all transactions in the account must be on an unsolicited basis and the account will be so coded.

Depending upon your account registration, additional documentation may be required to transfer shares. Transfers due to the death of a shareholder require additional documentation. Please call our Shareholder Services Department at 1
(800) 423-4026 for specific transfer requirements before initiating a request.

A transfer is a change of ownership and may trigger a taxable event. You should consult your tax advisor before initiating a transfer.



ACCOUNT STATEMENTS

TRANSACTION
CONFIRMATION STATEMENTS
You will receive a confirmation statement immediately after most transactions. These include:

-dealer purchases.

-check investments.

-Federal Funds wire purchases.

-redemptions.

-exchanges.

-transfers.

-systematic withdrawals.

Money Line and Automatic Payroll Investment purchases are not confirmed for each transaction. They will appear on your next regularly scheduled monthly or quarterly statement (see Dividend Payment Schedule under "Dividends and Distributions").

A separate confirmation statement is generated for each fund account you own. It provides:

-Your fund account number.

-The date of the transaction.

-A description of the transaction (PURCHASE, REDEMPTION, ETC.).

-The number of shares bought or sold for the transaction.

-The dollar amount of the transaction.

-The dollar amount of the dividend payment (IF APPLICABLE).

-The total share balance in the account.

-The dollar amount of any dividends or capital gains paid.

-The number of shares held by you, held for you (INCLUDING ESCROW SHARES), and the total number of shares you own.

The confirmation statement also may provide a perforated Investment Stub with your preprinted name, registration, and fund account number for future investments.


MASTER  ACCOUNT
STATEMENTS
If First Investors Corporation is your broker, you will receive a Master Account Statement for all your identically owned First Investors fund accounts on at least a quarterly basis. The Master Account Statement will also include a recap of any First Investors Life Insurance accounts you may own. Joint accounts registered under your taxpayer identification number will appear on a separate Master Account Statement but may be mailed in the same envelope upon request.

The Master Account Statement provides the following information for each First Investors fund you own:

-fund name.

-fund's current market value.

-total distributions paid year-to-date.

-total number of shares owned.

ANNUAL  AND
SEMI-ANNUAL  REPORTS
You will also receive an Annual and a Semi-Annual Report. These financial reports show the assets, liabilities, revenues, expenses, and earnings of the fund as well as a detailed accounting of all portfolio holdings. You will receive one report per household.



DIVIDENDS AND
DISTRIBUTIONS
DIVIDENDS  AND
DISTRIBUTIONS
For funds that declare daily dividends, except money market funds, you start earning dividends on the day your purchase is made. For FI money market fund purchases, including Money Line and API purchases, you start earning dividends on the day Federal Funds are credited to your fund account. For exchanges into the money market funds, you start earning dividends on the day following the Trading Day on which an exchange is processed. No dividends are earned on exchanges out of the money market funds on the Trading Day on which an exchange is processed. The funds declare dividends from net investment income and distribute the accrued earnings to shareholders as noted below:




DIVIDEND PAYMENT SCHEDULE

MONTHLY:                            QUARTERLY:                    ANNUALLY (IF ANY):
Cash Management Fund                Blue Chip Fund                Focused Equity Fund
Fund for Income                     Growth & Income Fund          Global Fund
Government Fund                     Total Return Fund             Mid-Cap Opportunity Fund
Insured Intermediate Tax-Exempt     Utilities Income Fund         Special Situations Fund
Insured Tax Exempt Fund
Investment Grade Fund
Multi-State Insured Tax Free Fund
New York Insured Tax Free Fund
Tax-Exempt Money Market Fund


Capital gains distributions, if any, are paid annually, usually near the end of the fund's fiscal year. On occasion, more than one capital gains distribution may be paid during one year.

Dividend and capital gains distributions are automatically reinvested to purchase additional fund shares unless otherwise instructed. Dividend payments of less than $5.00 are automatically reinvested to purchase additional fund shares.


BUYING  A  DIVIDEND
If you buy shares shortly before the record date of the dividend, the entire dividend you receive may be taxable even though a part of the distribution is actually a return of your purchase price. This is called "buying a dividend."

 There is no advantage to buying a dividend because a fund's net asset value per share is reduced by the amount of the dividend.


TAX FORMS

TAX FORM                       DESCRIPTION                                           MAILED BY
1099-DIV   Consolidated report lists all taxable dividend and capital gains          January 31
           distributions for all of the  shareholder's accounts.  Also includes foreign taxes paid and any federal income tax withheld  due to backup withholding.

1099-B     Lists proceeds from all redemptions including systematic                  January 31
           withdrawals and exchanges. A separate form is issued for each fund account. Includes amount of federal income tax withheld due to backup withholding.

1099-R     Lists taxable distributions from a retirement account. A separate         January 31
           form is issued for each fund account. Includes federal income tax withheld due to IRS withholding requirements.

5498       Provided to shareholders who made an annual IRA                           May 31
           contribution or rollover purchase. Also provides the account's fair market value as of the last business day of the previous year.
           A separate form is issued for each fund account.

1042-S     Provided to non-resident alien shareholders to report the amount          March 15
           of fund dividends paid and the amount of federal taxes withheld.
           A separate form is issued for each fund account.

Cost Basis Uses the "average cost-single category" method to show the cost           January 31
Statement    basis of any shares sold or exchanged. Information is provided to assist shareholders in calculating capital gains or losses.
           A separate statement, included with Form 1099-B, is issued for each fund account. This statement is not reported to the IRS and does not include money market funds or retirement accounts.

Tax Savings  Consolidated report lists all amounts not subject to federal,          January 31
Report for state and local income tax for all the shareholder's accounts.
Non-Taxable Also includes any amounts subject to alternative minimum tax.
Income

Tax Savings  Provides the percentage of income paid by each fund that may           January 31
Summary be exempt from state income tax.



THE OUTLOOK

Today's strategies for tomorrow's goals are brought into focus in the Outlook, the quarterly newsletter for clients of First Investors Corporation. This informative tool discusses the products and services we offer to help you take advantage of current market conditions and tax law changes. The OUTLOOK'S straight forward approach and timely articles make it a valuable resource. As always, your registered representative is available to provide you with additional information and assistance. Material contained in this publication should not be considered legal, financial, or other professional advice.







(This page Intentionally Left Blank)

                              Principal Underwriter
                           First Investors Corporation
                                 95 Wall Street
                               New York, NY 10005
                                 1-212-858-8000

                                 Transfer Agent
                      Administrative Data Management Corp.
                                 581 Main Street
                              Woodbridge, NJ 07095
                                 1-800-423-4026

                            PART C. OTHER INFORMATION
                            -------------------------


Item 15.  Indemnification
          ---------------

          Article X, Section 1 of the By-Laws of Registrant provides as follows:

          Section 1. Every person who is or was an officer or director of the Corporation (and his heirs, executors and administrators) shall be indemnified by the Corporation against reasonable costs and expenses incurred by him in connection with any action, suit or proceeding to which he may be made a party by reason of his being or having been a director or officer of the Corporation, except in relation to any action, suit or proceeding in which he has been adjudged liable because of negligence or misconduct, which shall be deemed to include willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In the absence of an adjudication which expressly absolves the director or officer of liability to the Corporation or its stockholders for negligence or misconduct, within the meaning thereof as used herein, or in the event of a settlement, each director or officer (and his heirs, executors and administrators) shall be indemnified by the Corporation against payments made, including reasonable costs and expenses, provided that such indemnity shall be conditioned upon the prior determination by a resolution of two-thirds of the Board of Directors who are not involved in the action, suit or proceeding that the director or officer has no liability by reason of negligence or misconduct within the meaning thereof as used herein, and provided further that if a majority of the members of the Board of Directors of the Corporation are involved in the action, suit or proceeding, such determination shall have been made by a written opinion of independent counsel. Amounts paid in settlement shall not exceed costs, fees and expenses which would have been reasonably incurred if the action, suit or proceeding had been litigated to a conclusion. Such a determination by the Board of Directors or by independent counsel, and the payment of amounts by the Corporation on the basis thereof, shall not prevent a stockholder from challenging such indemnification by appropriate legal proceedings on the grounds that the person indemnified was liable to the Corporation or its security holders by reason of negligence or misconduct within the meaning thereof as used herein. The foregoing rights and indemnification shall not be exclusive of any other rights to which any officer or director (or his heirs, executors and administrators) may be entitled to according to law.

          The Registrant's Investment Advisory Agreement provides as follows:

          The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or any Series in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer,

Board member, employee or agent of the Company shall be deemed, when rendering services to the Company or acting in any business of the Company, to be rendering such services to or acting solely for the Company and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.

          The Registrant's Underwriting Agreement provides as follows:

          The Underwriter agrees to use its best efforts in effecting the sale and public distribution of the shares of the Fund through dealers and to perform its duties in redeeming and repurchasing the shares of the Fund, but nothing contained in this Agreement shall make the Underwriter or any of its officers and directors or shareholders liable for any loss sustained by the Fund or any of its officers, directors, or shareholders, or by any other person on account of any act done or omitted to be done by the Underwriter under this Agreement provided that nothing herein contained shall protect the Underwriter against any liability to the Fund or to any of its shareholders to which the Underwriter would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties as Underwriter or by reason of its reckless disregard of its obligations or duties as Underwriter under this Agreement. Nothing in this Agreement shall protect the Underwriter from any liabilities which they may have under the Securities Act of 1933 or the Investment Company Act of 1940.

          Reference is hereby made to the Maryland Corporations and Associations Annotated Code, Sections 2-417, 2-418 (1986).

          The general effect of this Indemnification will be to indemnify the officers and directors of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a director or officer of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the director's or officer's office.


Item 16.       Exhibits
               --------

     (1)(i)    Articles of Restatement1

        (ii)   Articles Supplementary1

     (2)       Amended and Restated By-laws1

     (3)       Voting trust agreement - none.

     (4) Agreement and Plan of Reorganization and Termination is attached hereto as Appendix A to the Prospectus/Proxy Statement.

     (5) Shareholders' rights are contained in (a) Articles FIFTH and EIGHTH of Registrant's Articles of Restatement dated September 14, 1994, previously filed as Exhibit 99.B1.1 to Registrant's
               Registration Statement; (b) Article FOURTH of Registrant's Articles Supplementary to Articles of Incorporation dated October 20, 1994, previously filed as Exhibit 99.B1.2 to Registrant's Registration Statement and (c) Article II of Registrant's Amended and Restated By-laws, previously filed as Exhibit 99.B2 to Registrant's Registration Statement.

     (6)       Investment  Advisory   Agreement  between  Registrant  and  First
               Investors Management Company, Inc.(1)

     (7) Underwriting Agreement between Registrant and First Investors Corporation.(1)

     (8)       Bonus, profit sharing or pension plans - none

     (9)(i)    Custodian Agreement between Registrant and Irving Trust Company1

        (ii) Supplement to Custodian Agreement between Registrant and The Bank of New York(1)

     (10)(i)   Amended and Restated Class A Distribution Plan(1)

         (ii)  Class B Distribution Plan(1)

     (11)      Opinion  and  Consent  of  Counsel  regarding  the  legality   of
               securities being registered - filed herewith

     (12) Opinion and Consent of Counsel regarding certain tax matters - to be filed subsequently

     (13)(i)   Administration  Agreement  between  Registrant,  First  Investors
               Management   Company,  Inc.,  First  Investors  Corporation   and
               Administrative Data Management Corp.1

         (ii)  Schedule A to Administration Agreement(2)

     (14)      Consent of independent public accountants - filed herewith

     (15)      Financial statements omitted from Part B - none

     (16)      Powers of Attorney(1)

     (17)      Additional exhibits -- none

-------------
1 Incorporated by reference from Post-Effective Amendment No. 62 to Registrant's Registration Statement (File No. 2-38309) filed on April 24, 1996.
2 Incorporated by reference from Post-Effective Amendment No. 64 to Registrant's Registration Statement (File No. 2-38309) filed on May 15, 1997.


Item 17.  Undertakings
          ------------

     (1) The undersigned Registrant agrees that prior to any public re-offering of the securities registered through the use of the prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the re-offering prospectus will contain the information called for by the applicable registration form for re-offering by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 6th day of January, 2000.


                                  FIRST INVESTORS FUND
                                  FOR INCOME, INC.


                                  By:/s/ GLENN O. HEAD
                                     -----------------
                                     Glenn O. Head
                                     President and Director


      Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


/s/ Glenn O. Head             Principal Executive        January 6, 2000
-------------------------     Officer and Director
Glenn O. Head

/s/ Joseph I. Benedek         Principal Financial        January 6, 2000
-------------------------     and Accounting Officer
Joseph I. Benedek

Kathryn S. Head*              Director                   January 6, 2000
-------------------------
Kathryn S. Head

/s/ Larry R. Lavoie           Director                   January 6, 2000
-------------------------
Larry R. Lavoie

Herbert Rubinstein*           Director                   January 6, 2000
-------------------------
Herbert Rubinstein

Nancy Schaenen*               Director                   January 6, 2000
-------------------------
Nancy Schaenen

James M. Srygley*             Director                   January 6, 2000
-------------------------
James M. Srygley

John T. Sullivan*             Director                   January 6, 2000
-------------------------
John T. Sullivan

Rex R. Reed*                  Director                   January 6, 2000
-------------------------
Rex R. Reed

Robert F. Wentworth*          Director                   January 6, 2000
-------------------------
Robert F. Wentworth



*By:  /s/ Larry R. Lavoie
      -------------------
      Larry R. Lavoie
      Attorney-in-fact

                                INDEX TO EXHIBITS

Exhibit
Number         Description                                    Page
------         -----------                                    ----

(1)(i)         Articles of Restatement(1)

   (ii)        Articles Supplementary(1)

(2)            Amended and Restated By-laws(1)

(3)            Voting trust agreement - none.

(4) Agreement and Plan of Reorganization and Termination is attached hereto as Appendix A to the Prospectus/Proxy Statement.

(5) Shareholders' rights are contained in (a) Articles FIFTH and EIGHTH of Registrant's Articles of Restatement dated September 14, 1994, previously filed as Exhibit 99.B1.1 to Registrant's
               Registration Statement; (b) Article FOURTH of Registrant's Articles Supplementary to Articles of Incorporation dated October 20, 1994, previously filed as Exhibit 99.B1.2 to Registrant's Registration Statement and (c) Article II of Registrant's Amended and Restated By-laws, previously filed as Exhibit 99.B2 to Registrant's Registration Statement.

(6)            Investment  Advisory  Agreement  between  Registrant  and   First
               Investors Management Company, Inc.(1)

(7)            Underwriting Agreement  between  Registrant and  First  Investors
               Corporation.(1)

(8)            Bonus, profit sharing or pension plans - none

(9)(i)         Custodian Agreement between  Registrant  and Irving Trust Company
               (1)

   (ii) Supplement to Custodian Agreement between Registrant and The Bank of New York(1)

(10)(i)        Amended and Restated Class A Distribution Plan(1)

    (ii)       Class B Distribution Plan(1)

(11)           Opinion  and  Consent  of  Counsel  regarding  the  legality   of
               securities being registered - filed herewith

(12) Opinion and Consent of Counsel regarding certain tax matters - to be filed subsequently

(13)(i)        Administration  Agreement between  Registrant,   First  Investors
               Management  Company,  Inc.,  First  Investors   Corporation   and
               Administrative Data Management Corp.(1)

    (ii)       Schedule A to Administration Agreement(2)

(14)           Consent of independent public accountants - filed herewith

(15)           Financial statements omitted from Part B - none

(16)           Powers of Attorney1

(17)           Additional exhibits -- none

-------------
1 Incorporated by reference from Post-Effective Amendment No. 62 to Registrant's Registration Statement (File No. 2-38309) filed on April 24, 1996.
2 Incorporated by reference from Post-Effective Amendment No. 64 to Registrant's Registration Statement (File No. 2-38309) filed on May 15, 1997.